1997 ANNUAL REPORT

Janus Equity Funds

Janus Fund
Janus Balanced Fund
Janus Enterprise Fund
Janus Equity Income Fund
Janus Growth and Income Fund
Janus Mercury Fund
Janus Olympus Fund
Janus Overseas Fund
Janus Special Situations Fund
Janus Twenty Fund
Janus Venture Fund
Janus Worldwide Fund

                                                                 [Logo]    JANUS

                               TABLE OF CONTENTS
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Our Message to You                                                             1
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Portfolio Manager's Commentary and Schedule of Investments
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     Janus Fund                                                                2
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     Janus Balanced Fund                                                       6
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     Janus Enterprise Fund                                                    10
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     Janus Equity Income Fund                                                 14
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     Janus Growth and Income Fund                                             18
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     Janus Mercury Fund                                                       22
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     Janus Olympus Fund                                                       26
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     Janus Overseas Fund                                                      29
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     Janus Special Situations Fund                                            35
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     Janus Twenty Fund                                                        38
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     Janus Venture Fund                                                       41
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     Janus Worldwide Fund                                                     46
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Statements of Operations                                                      52
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Statements of Assets and Liabilities                                          52
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Statements of Changes in Net Assets                                           54
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Financial Highlights                                                          57
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Notes to Schedules of Investments                                             61
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Notes to Financial Statements                                                 63
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Report of Independent Accountants                                             65
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Performance Information
     Performance overview graphs on the following pages compare the performance of a $10,000 investment in each Fund since its inception to one or more widely used market indexes. Each graph reflects the lifetime performance of the Fund through October 31, 1997.
     When comparing the performance of a Fund to an Index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities in the Index. They also do not include taxes payable on dividends, interest payments, or operating expenses necessary to maintain a portfolio investing in the Index.
     Average annual total returns are quoted for each Fund (except cumulative total return is quoted for Janus Special Situations Fund). Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments
     Following the performance overview is each Fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).
     The market value of each security represents its value on the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by indicating the percentage of securities invested in each country.

An Explanation of the Forward Currency Contract Table
     A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.
     The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

OUR MESSAGE TO YOU

Dear Shareholders:
     U.S. stocks posted healthy gains during fiscal 1997, November 1, 1996 to October 31, 1997. Our benchmark domestic indexes closed out the year within a few percentage points of each other.
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Standard & Poor's 500 Stock Index                       32.10%
Standard & Poor's 400 MidCap Stock Index                32.67%
Russell 2000 Index (Small stocks)                       29.33%
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All returns include reinvested dividends.

     The close finish among the indexes might indicate that market action this year was smooth and uneventful; in fact it was the opposite: The year was volatile and event driven.
     The market's internal dynamics were also skewed. The first half of the year belonged to large stocks. Not only was the performance gap between large stocks and small stocks unusually wide from October through April, but the largest, most easily traded stocks in each market capitalization category (small, midsize, and large) were far ahead of smaller stocks in the same category.
     The second half of the year belonged to small and midsize stocks, which rebounded dramatically and finished the year even with the large caps.

The Asian Flu
     Measured in U.S. dollars, the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International World Index did not fare as well.(1)
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MSCI EAFE Index                                          4.63%
MSCI World Index                                        16.77%
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     As the year ended, Southeast Asia was in financial distress. Some observers dubbed the Far East's troubles the Asian Flu. And not without reason. There is no doubt Southeast Asia's economic woes will affect the U.S. and Europe. We expect gross domestic product in the U.S. to come in roughly half a percentage point (0.5%) lower due to the weakness in Asia. But not all of the effects will be unhealthy.
     Part of Southeast Asia's troubles stem from excess manufacturing capacity. The region is producing too many goods, everything from autos to consumer electronics to designer clothing. The result should be a drop in import prices here in the U.S., and lower import prices will help restrain inflation and take pressure off the Federal Reserve to raise interest rates.
     The negative effects of the Asian Flu will probably be felt most in the earnings of our large multinational corporations, especially heavy equipment makers and others who derive significant revenues from the infrastructure build out in the Far East. But on the plus side, any moderation in the growth of business at these companies will be reflected in a slightly softer domestic economy, which should also help keep interest rates and inflation low and relieve some of the pressure in our very tight labor market.
     For those of us who recall the U.S. real estate collapse and the ensuing banking crisis of the late 1980s and early 1990s, the situation in Southeast Asia sounds familiar. Our own banking and real estate woes culminated in a prolonged low-grade recession that eventually formed the platform from which the current bull market was launched. Of course, many factors, including revolutions in technology and in the way people save for retirement, have kept the market going. But the hard lessons learned in the late '80s and early '90s can be seen today in the increasing atten-tion companies pay to their core businesses, in the value they place on profits, and in the increased effectiveness with which they allocate capital.
     Largely as a result of Asia's problems, deflation has replaced inflation as the principal concern of global equities markets. The fear is that prices, revenues, and earnings will fall too quickly and too deeply, and precipitate a global recession. However, the U.S., Latin America, and Europe are growing at a reasonably good clip, and the business climate is increasingly practical and efficient. Growth in these regions is acting as a counterweight to the slowdown in the Far East.
     Furthermore, it is not always true that lower prices subvert earnings. Look at the rapid growth in technology stocks, where substantial price deflation has been more than offset by volume growth (the number of products sold). New and more powerful products, especially in telecommunications and networking, have kept the tech companies growing. According to ISI Group, an economic research firm, in the third calendar quarter of 1997, technology prices are down approximately 16% from last year, yet spending on technology by both individuals and business was up over 30%.(2) So the deflation picture in Asia may not be quite as bleak as the headlines make it out to be.

Looking Ahead
     "The  report  of my  death  was an  exaggeration,"  Mark  Twain  wrote to a newspaper that had published his obituary by mistake. I expect the same holds true for Southeast Asia. Fortunately, surviving a financial obituary is fairly common. Companies and countries are written off every day, but often manage to live on and prosper. Those who believe the Asian Flu is an epidemic are probably overdoing it, or so it appears as of late November.
     Despite continued volatility and regional ups and downs, financial markets should fare well in 1998. In an increasingly interdependent, global economy, every region is surrounded by well-wishers as well as competitors - often they are one and the same.
     As I said in my semiannual letter, declines are normal, even healthy, events in the life of any market. Despite the declines this year, and the increased volatility, stocks performed well.(3)
     To handle volatility, keep your expectations reasonable. Realistic expectations, a long-term perspective, and careful allocation of your assets to funds whose risks fit your comfort level are all critical components of an intelligent financial plan.
     We appreciate your investment with Janus.

     /s/Thomas H. Bailey

     Thomas H. Bailey
     Chairman

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(1)  Both index  returns  include net  dividends  reinvested.  Net dividends are those dividends that remain to be reinvested after foreign tax obligations are met. Tax obligations vary from country to country. EAFE stands for Europe, Australasia, and the Far East. Neither the U.S. nor the emerging markets of Latin America and Eastern Europe are represented in EAFE. The MSCI World Index contains North America, Europe, and the Asia/Pacific Region.
(2) ISI Group. International Strategy & Investment, Daily Economic Report, November 4, 1997.
(3)  Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    1

                  JANUS FUND Portfolio Manager, James P. Craig

Performance
     Janus Fund gained 24.18% for our fiscal year, November 1, 1996 to October 31, 1997, while the S&P 500 Index gained 32.10%. Both returns include reinvested dividends.
     Although Janus Fund scored below the Index for the year, returns improved dramatically during the last six months. At the end of April, Janus Fund was up 6.83%, versus a gain of 14.71% for the Index. But during the second half of our fiscal year the Fund kept pace with the Index, gaining 17.35% versus 17.39%. The increase in market breadth certainly helped. Investors rediscovered small and midsize stocks, and many larger stocks, which had become very expensive, lost ground.
     However, Janus Fund's improved performance was also the result of a more flexible portfolio strategy. As I said in my semiannual letter, this is a liquidity-driven market because equities are now the preferred vehicle for retirement savings. The old valuation standards seem to have been discarded. My challenge was to adjust to this new, high PE environment. Earlier in the year, strict valuation rules caused me to sell positions too early on some occasions and not to invest quickly enough on others. In the second half of the year, I stayed with positions a little longer, and bought more aggres-sively when stocks I liked declined.
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Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       97.4%               79.0%
    Foreign                                    18.6%               15.5%
    European                                   17.6%               13.2%
Top 10 Equities (% of Assets)                  25.9%               30.2%
Number of Stocks                                110                 120
Cash & Cash Equivalents                         2.6%               21.0%
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Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Schlumberger Ltd.                               3.4%                 --
Monsanto Co.                                    3.4%                0.3%
Microsoft Corp.                                 2.6%                 --
Cisco Systems, Inc.                             2.6%                1.4%
Warner-Lambert Co.                              2.5%                 --
Philips Electronics N.V                         2.4%                 --
Halliburton Co.                                 2.3%                 --
Tele-Communications, Inc. - Class A             2.3%                 --
Westinghouse Electric Corp.                     2.2%                 --
Pfizer, Inc.                                    2.2%                1.7%
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Top 5 Industries                         October 31, 1997    October 31, 1996
Diversified Operations                          9.8%                1.5%
Medical - Drugs                                 8.4%                8.6%
Chemicals - Diversified                         8.3%                1.5%
Computer Software                               6.4%                0.1%
Oil - Field Services                            6.0%                 --
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Stock Highlights
     This year, I made several significant adjustments in the portfolio. Financial stocks, which have been excellent performers for a long time now, were reduced. In most cases, the financials had become very expensive and the upside potential was not as attractive as in the past. Citicorp, Bank of New York, Wells Fargo, and Associates First Capital were either trimmed or let go in their entirety. The portfolio's industrial companies, Allied Signal, United Technologies, and Xerox, were reduced for similar reasons.
     Energy, cable, and technology stocks were increased - and made substantial contributions to performance. In the energy area, oil service companies are especially exciting because they are changing the economics of the drilling industry. New technology provided by the oil and gas servicers is making energy production far more cost-efficient. Even if the price of oil and gas remains stable, profits should rise. In addition, international demand for oil and natural gas is excellent, and integrated oil companies have upped their capital spending on offshore exploration. Management across the industry is streamlining operations, repurchasing stock, and putting discretionary cash to work effectively. Among our oil servicers are Schlumberger, Halliburton, and Smith International. Schlumberger and Halliburton are the premier providers of new drilling and pumping technology, and Smith International is a leader in drilling fluids and drill bits. We also own Burlington Resources and Pioneer Natural Resources, which are the best of the gas producers.
     Tele-Communications, Inc.(TCI) and Westinghouse are cable and media companies undergoing positive change. TCI is one of the largest cable operators in the U.S., and has been cutting costs and making a serious foray into the Internet market. Westinghouse is selling off its industrial divisions and transforming itself into a media company, with significant holdings in television (via CBS), cable, and radio.
     Our technology stocks are varied, but they all hold leading positions in their respective markets, have excellent management teams and exceptional growth rates. Cisco Systems is the market leader in networking equipment; Microsoft dominates the PC software market; Texas Instruments is a leading manufacturer of semiconductors; and Parametric Technology is the largest software developer in computer-aided design and manufacturing. Cadence Design makes the software used to manufacture semiconductors.
     We held on to our pharmaceutical positions this year, and believe they still have excellent potential. Warner-Lambert was an outstanding performer. Its two new drugs, Lipitor, which treats high cholesterol, and Rezulin, which treats diabetes, continue to pick up market share. Both drugs have the potential to be billion-dollar-plus products.
     This year we lost money in the satellite TV providers, where subscriber growth was slower than we expected. General Motors H (Hughes Electronics) was among this group.

The Current Outlook
     Although the overall environment is still favorable for financial assets, I expect the markets to remain volatile. Despite the recent declines in Southeast Asia, and to a lesser extent in the U.S. and Europe, investor expectations remain high, and it will be difficult for some companies to live up to analysts' estimates. However, in this very robust and nearly inflation-free economy, companies that meet earnings estimates will be rewarded. Our companies have very good potential, and should benefit from investors' continuing enthusiasm for stocks.
     Thank you for your investment in Janus Fund.

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Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    2

                  JANUS FUND Portfolio Manager, James P. Craig

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Fund ($764,285) as compared to the S&P 500 Index ($304,919). There is a legend in the upper left quadrant of the graph which indicates Janus Fund's one-year, five-year, ten-year and since inception (February 5, 1970) average annual total returns as 24.18%, 16.54%, 18.01% and 16.91%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                          JANUS FUND October 31, 1997
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Shares or
Principal Amount                                                    Market Value
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Common Stock - 97.4%
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Advertising Sales - 0%
      200,000     Universal Outdoor Holdings, Inc.*                   $8,450,000
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Applications Software - 0.3%
    1,002,500     PeopleSoft, Inc.*                                   63,032,188
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Automotive - Cars and Light Trucks - 0.9%
      294,364     Volkswagen A.G.**                                  174,276,831
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Automotive - Truck Parts and Equipment - 0.7%
    3,362,400     Federal-Mogul Corp.#                               142,271,543
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Beverages - Non-Alcoholic - 0.1%
      995,400     Coca-Cola Enterprises, Inc.                         27,995,625
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Cable Television - 3.0%
    4,426,825     Comcast Corp. - Special Class A                    121,737,687
   19,124,381     Tele-Communications, Inc. - Class A*               438,665,489
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                                                                     560,403,176
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Chemicals - Diversified - 8.3%
    3,450,725     Cytec Industries, Inc.*,#                          168,222,844
    5,452,650     E.I. du Pont de Nemours and Co.                    310,119,469
   27,800,000     Imperial Chemical Industries PLC**                 410,236,816
   15,069,975     Monsanto Co.                                       644,241,431
    1,805,460     Solutia, Inc.*                                      39,945,802
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                                                                   1,572,766,362
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Commercial Banks - 0.8%
      788,400     Northern Trust Corp.                                46,121,400
    2,288,000     Star Banc Corp.                                    112,255,000
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                                                                     158,376,400
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Commercial Services - 0.1%
      924,350     ServiceMaster L.P.                                  22,126,628
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Computer Services - 0.9%
    2,435,575     Computer Sciences Corp.*,#                         172,773,602
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Computer Software - 6.4%
    7,246,000     Cadence Design Systems, Inc.*,#                   $385,849,500
    3,746,600     Microsoft Corp.*                                   487,058,000
    7,894,750     Parametric Technology Co.*,#                       348,355,844
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                                                                   1,221,263,344
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Computers - Integrated Systems - 0.3%
    2,125,000     Wang Laboratories, Inc.*,#                          49,140,625
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Computers - Micro - 2.1%
    4,915,825     Compaq Computer Corp.*                             313,383,844
      983,950     Dell Computer Corp.*                                78,838,994
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                                                                     392,222,838
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Containers - Paper and Plastic - 0.4%
    1,353,975     Sealed Air Corp.*                                   69,814,336
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Cosmetics and Toiletries - 0.2%
      661,125     Colgate-Palmolive Co.                               42,807,844
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Cruise Lines - 0.8%
    3,194,425     Carnival Corp. - Class A                           154,929,613
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Diversified Financial Services - 0.8%
    2,312,900     Associates First Capital Corp. - Class A#          147,158,262
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Diversified Operations - 9.8%
    4,167,200     General Electric Co.                               269,044,850
    3,797,450     Minnesota Mining and Manufacturing Co.             347,466,675
    8,000,858     Siebe PLC**                                        153,620,514
    1,003,700     Textron, Inc.                                       58,026,406
    9,510,000     Tyco International, Ltd.                           359,002,500
    4,679,300     Unilever N.V. - N.Y. Shares                        249,757,637
   16,153,600     Westinghouse Electric Corp.*                       427,060,800
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                                                                   1,863,979,382
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Electric - Generation - 0.3%
    1,500,000     AES Corp.*                                          59,437,500
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See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    3

                          JANUS FUND October 31, 1997

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Shares or
Principal Amount                                                    Market Value
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Electronic Components - 2.4%
    5,749,360     Philips Electronics N.V.**                        $450,297,502
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Electronic Components - Semiconductors - 4.5%
    2,300,000     Analog Devices, Inc.                                70,293,750
    3,266,250     Intel Corp.                                        251,501,250
    1,004,100     Linear Technology Corp.                             63,132,787
    1,480,500     Maxim Integrated Products, Inc.*                    98,083,125
    3,530,925     Texas Instruments, Inc.                            376,705,411
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                                                                     859,716,323
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Fiber Optics - 0.2%
      601,625     CIENA Corp.*                                        33,089,375
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Finance - Consumer Loans - 0.9%
    1,213,450     SLM Holding Corp.                                  170,338,044
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Finance - Investment Bankers/Brokers - 1.4%
    7,800,937     Charles Schwab Corp.                               266,206,975
--------------------------------------------------------------------------------
Food - Diversified - 0.5%
    1,722,475     Sara Lee Corp.                                      88,061,534
--------------------------------------------------------------------------------
Human Resources - 0.8%
    1,365,145     Manpower, Inc.                                      52,387,439
    2,461,538     Robert Half International, Inc.*,#                 100,769,212
--------------------------------------------------------------------------------
                                                                     153,156,651
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Instruments - Controls - 0.4%
    1,806,112     Parker Hannifin Corp.                               75,518,058
--------------------------------------------------------------------------------
Internet Software - 0.5%
    1,238,000     America Online, Inc.*                               95,326,000
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Investment Companies - 0.3%
    2,268,794     Tele-Communications TCI Ventures Group - Class A*   52,324,062
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Life and Health Insurance - 2.8%
      632,625     Protective Life Corp.                               33,450,047
       99,569     Schweizerishe Lebensversicherungs-und
                   Rentenanstalt**                                    67,596,934
    1,072,700     UICI*                                               35,935,450
    7,956,450     UNUM Corp.#                                        387,876,937
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                                                                     524,859,368
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Machinery - Construction and Mining - 0.8%
    2,970,000     Caterpillar, Inc.                                  152,212,500
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.1%
      379,775     Immunex Corp.*                                      24,305,600
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Medical - Drugs - 8.4%
    2,326,325     Bristol-Myers Squibb Co.                           204,135,019
    7,191,846     Glaxo Wellcome PLC**                               148,820,481
    6,016,050     Pfizer, Inc.                                       425,635,538
   36,427,354     SmithKline Beecham PLC**                           345,130,419
    3,326,950     Warner-Lambert Co.                                 476,377,653
--------------------------------------------------------------------------------
                                                                   1,600,099,110
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Medical - HMO - 0.5%
    2,122,165     United Healthcare Corp.                             98,282,767
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 1.2%
    1,283,100     Bergen Brunswig Corp.                               51,404,194
    2,331,037     Cardinal Health, Inc.                              173,079,497
--------------------------------------------------------------------------------
                                                                     224,483,691
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Medical Instruments - 0.6%
    1,866,400     Guidant Corp.                                      107,318,000
--------------------------------------------------------------------------------
Medical Labs and Testing Services - 0.2%
    1,656,425     Covance, Inc.*                                      29,298,017
--------------------------------------------------------------------------------
Money Center Banks - 4.8%
    7,263,475     Bank of New York Co., Inc.                        $341,837,292
    1,461,650     BankAmerica Corp.                                  104,507,975
   14,811,013     Barclays PLC**                                     370,810,254
    7,422,027     Lloyds TSB Group PLC**                              91,913,688
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                                                                     909,069,209
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Multilevel Direct Selling - 0.4%
    1,237,775     Avon Products, Inc.                                 81,074,263
--------------------------------------------------------------------------------
Multimedia - 1.1%
    2,093,650     Meredith Corp.#                                     71,314,953
    2,500,000     Time Warner, Inc.                                  144,218,750
--------------------------------------------------------------------------------
                                                                     215,533,703
--------------------------------------------------------------------------------
Networking Products - 2.6%
    6,061,425     Cisco Systems, Inc.*                               497,226,132
--------------------------------------------------------------------------------
Office Automation and Equipment - 0.8%
    1,949,655     Xerox Corp.                                        154,632,012
--------------------------------------------------------------------------------
Oil - Field Services - 6.0%
    7,419,050     Halliburton Co.                                    442,360,856
    7,379,175     Schlumberger Ltd.                                  645,677,813
      538,875     Western Atlas, Inc.*                                46,444,289
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                                                                   1,134,482,958
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Oil and Gas Drilling - 3.0%
    1,700,000     Diamond Offshore Drilling, Inc.                    105,825,000
      266,675     Falcon Drilling Co., Inc.*                           9,700,303
    1,705,650     Global Marine, Inc.*                                53,088,356
    1,780,000     Noble Drilling Corp.*                               63,301,250
    2,716,975     Santa Fe International Corp.                       133,641,208
    3,750,000     Transocean Offshore, Inc.                          202,500,000
--------------------------------------------------------------------------------
                                                                     568,056,117
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 3.0%
    5,739,325     Burlington Resources, Inc.                         280,868,217
      700,000     Elf Aquitaine S.A.**                                86,830,575
    1,000,000     Enron Oil & Gas Co.                                 21,062,500
    4,727,425     Pioneer Natural Resources Co.#                     189,392,464
--------------------------------------------------------------------------------
                                                                     578,153,756
--------------------------------------------------------------------------------
Oil Companies - Integrated - 4.0%
   13,100,000     British Petroleum Co. PLC**                        189,798,250
      450,000     British Petroleum Co. PLC (ADR)**                   39,487,500
   17,113,505     ENI S.p.A.                                          96,890,281
    3,720,000     Royal Dutch Petroleum Co. - N.Y. Shares            195,765,000
    2,122,650     Texaco, Inc.                                       120,858,384
    3,842,950     YPF S.A. (ADR)                                     122,974,400
--------------------------------------------------------------------------------
                                                                     765,773,815
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 1.2%
    3,112,875     Smith International, Inc.*,#                       237,356,719
--------------------------------------------------------------------------------
Pharmacy Services - 0.4%
    2,705,600     Omnicare, Inc.                                      75,249,500
--------------------------------------------------------------------------------
Printing - Commercial - 0.2%
    1,482,100     World Color Press, Inc.*                            37,515,656
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.3%
    6,234,000     Sumitomo Marine & Fire Insurance Co.**              41,570,359
    1,698,000     Tokio Marine & Fire Insurance Co.**                 16,941,878
--------------------------------------------------------------------------------
                                                                      58,512,237
--------------------------------------------------------------------------------
Publishing - Books - 1.7%
    2,365,225     Elsevier N.V.**                                     37,171,385
    2,295,440     Wolters Kluwer N.V.**                              281,973,726
--------------------------------------------------------------------------------
                                                                     319,145,111
--------------------------------------------------------------------------------
Publishing - Newspapers - 0%
      678,200     Hollinger International, Inc.                        8,858,988
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    4

                          JANUS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Radio - 0.6%
    1,355,000     Chancellor Media Corp.*                            $74,355,625
      544,875     Clear Channel Communications, Inc.*                 35,961,750
--------------------------------------------------------------------------------
                                                                     110,317,375
--------------------------------------------------------------------------------
Retail - Discount - 1.0%
    5,605,150     Wal-Mart Stores, Inc.                              196,880,894
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.3%
    6,245,475     Costco Companies, Inc.*                            240,450,788
--------------------------------------------------------------------------------
Retail - Major Department Stores - 1.5%
    4,494,950     Dayton Hudson Corp.                                282,339,047
--------------------------------------------------------------------------------
Telecommunication Equipment - 0%
       82,725     Northern Telecom Ltd.                                7,326,531
--------------------------------------------------------------------------------
Telephone - Local - 0.4%
    3,008,300     Cincinnati Bell, Inc.                               81,224,100
--------------------------------------------------------------------------------
Television - 0.4%
      917,250     Univision Communications, Inc.*,#                   56,869,500
      441,300     Young Broadcasting Corp. - Class A*,#               15,997,125
--------------------------------------------------------------------------------
                                                                      72,866,625
--------------------------------------------------------------------------------
Total Common Stock (cost $15,070,566,934)                         18,540,165,212
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.9%
              Coca-Cola Co.
  $25,000,000     5.44%, 12/2/97                                      24,882,889
              General Electric Co.
  151,500,000     5.70%, 11/3/97                                     151,452,025
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $176,334,914)       176,334,914
--------------------------------------------------------------------------------
Time Deposit - 0.7%
              Sun Trust Bank EDT
  130,000,000     5.625%, 11/3/97 (cost $130,000,000)                130,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.6%
              Fannie Mae:
  200,000,000     5.48%, 11/4/97                                     199,908,667
  100,000,000     5.46%, 11/13/97                                     99,818,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $299,726,667)         299,726,667
--------------------------------------------------------------------------------
Total Investments (total cost $15,676,628,515) - 100.6%           19,146,226,793
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)    (116,892,350)
--------------------------------------------------------------------------------
Net Assets - 100%                                                $19,029,334,443
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Argentina                               0.6%                        $122,974,400
France                                  0.5%                          86,830,574
Germany                                 0.9%                         174,276,830
Italy                                   0.5%                          96,890,280
Japan                                   0.3%                          58,512,236
Netherlands                             6.3%                       1,214,965,251
Switzerland                             0.4%                          67,596,933
United Kingdom                          8.9%                       1,710,330,422
United States++                        81.6%                      15,613,849,867
--------------------------------------------------------------------------------
Total                                 100.0%                     $19,146,226,793
================================================================================
++ Includes Short-Term Securities (78.4% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/24/97             30,000,000      $50,199,000      ($1,068,900)
British Pound 2/11/98             190,000,000      316,844,000       (1,086,500)
British Pound 2/18/98             610,000,000    1,016,931,000      (40,428,103)
British Pound 3/4/98              150,000,000      249,915,000      (10,365,000)
Dutch Guilder 3/5/98              800,000,000      413,629,078      (22,335,363)
French Franc 3/18/98              204,000,000       35,525,216         (944,591)
French Franc 3/26/98               97,000,000       16,898,660         (435,939)
French Franc 4/15/98              140,000,000       24,413,637         (482,013)
German Deutschemark 2/26/98       279,500,000      163,097,392       (8,004,865)
--------------------------------------------------------------------------------
Total                                           $2,287,452,983     ($85,151,274)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    5

            JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

Performance
     Janus Balanced Fund gained 23.38% during our fiscal year ended October 31, 1997. During the same period, the S&P 500 Index returned 32.10% and the Lehman Brothers Government/Corporate Bond Index gained 8.81%. All returns include reinvested dividends.
     For the 12 months ended October 31, 1997, Janus Balanced Fund was ranked 48 out of 343 Balanced Funds (top 14%) tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(1)
     Janus Balanced Fund had very respectable returns this year, and posted gains that were approximately two percentage points above the average of its two benchmark indexes. This was partly because the portfolio was tilted toward equities, with core holdings in high-quality companies that generate significant amounts of discretionary cash and invest it effectively - either in the company itself or in high-return acquisitions that complement the company's business.
     Our fixed-income holdings remained highly diversified. The bond market went through several sharp reversals during the year, both up and down. My objective was to limit price volatility and maintain a competitive yield until the dust settled and we had a clearer picture of the economy's growth rate and the outlook for inflation. In September, when it appeared economic growth had returned to moderate levels, maturities of any new positions were lengthened to the 10-year range.

Fixed-Income Positions
     The  Fund  held  a  mix  of  Treasuries,   investment-grade  corporate  and
high-yield bonds, as well as convertible bonds and preferred stocks. Whenever possible, I leveraged our equity research with
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       51.9%               49.7%
Fixed-Income Securities
  U.S. Treasury Notes                          18.2%               22.2%
  Investment-Grade Corp. Bonds                  6.3%               12.3%
  High-Yield Corporate Bonds                    8.0%                7.2%
  Foreign Corporate Bonds                       1.4%                1.5%
  Preferred Stock                              10.6%                2.2%
Top 10 Stocks (% of Total Assets)              16.6%               18.3%
Number of Stocks                                 87                  73
Cash & Cash Equivalents                         3.6%                4.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Dionex Corp.                                    2.5%                2.8%
Schweizerishe Lebensversicherungs
  -und Rentenanstalt                            2.4%                 --
Halliburton Co.                                 1.9%                 --
Minnesota Mining
  and Manufacturing Co.                         1.7%                 --
Dayton Hudson Corp.                             1.5%                 --
Camco International, Inc.                       1.5%                 --
Warner-Lambert Co.                              1.4%                 --
Barclays PLC                                    1.3%                1.5%
Lloyds TSB Group PLC                            1.2%                 --
Smith International, Inc.                       1.2%                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                         October 31, 1997    October 31, 1996
Diversified Operations                          6.0%                1.2%
Commercial Banks                                4.5%                0.4%
Cruise Lines                                    4.4%                 --
Cable Television                                4.2%                 --
Life and Health Insurance                       3.5%                5.7%
--------------------------------------------------------------------------------
our credit analysis to help evaluate a security's quality and potential. Our research group knows well the Fund's investment-grade corporate and high-yield bonds. Walt Disney, IBM, Lockheed Martin, Diamond Offshore Drilling, and Royal Caribbean Cruises, Ltd. are familiar names among our investment-grade positions. I increased our high-yield holdings with companies like Lam Research, a maker of manufacturing equipment for the semiconductor industry, and Sinclair Broadcast Group, a television station operator.

Stock Highlights
     Dionex, a manufacturer of ion chromatography equipment used in color spectrum analysis, was the portfolio's top holding for much of the year. Dionex continued to surpass expectations. Robust unit sales combined with strict cost controls have produced gross margins approaching 70% and operating margins approaching 30%. Dionex generates huge cash flow and is buying back shares.
     Energy and technology companies, cable TV operators, and selected retailers were increased this year and financial stocks were reduced. We have owned a broad spectrum of financial stocks over the past few years, from insurers like UNUM to small thrifts. In general, they have been very good performers. But the growing competition among lenders led to increasingly marginal loans, and many of these stocks also reached expensive prices, so I decided to lower the Fund's exposure to them.
     In the areas that were increased, the individual companies we own all have built very competitive market positions in their respec-tive industries. Tele-Communications, Inc. is one of the largest cable operators in the country, and is venturing into the Internet market. Halliburton's new technology for oil and gas exploration is cutting costs and increasing production, and Dayton Hudson is benefiting from the success of its Target stores subsidiary. Microsoft is a household word in PC software.
     Performance of our satellite TV providers and real estate investment trusts was disappointing. Subscribers to satellite TV were slower to sign up than we anticipated, and Walden Residential Properties and Mid-America Apartment Communities found the apartment markets in the Southwest and Southeast highly competitive, which impacted margins.

Looking Ahead
     The U.S. economy is very healthy. As a result, the government's cash receipts have been exceptionally strong, and this has helped reduce the federal deficit. Chances are good we will see a federal surplus next year. Add to this the falling prices of goods from Southeast Asia, and the odds increase that inflation and interest rates will remain low. If this proves true, we believe that we should continue to see good performance from financial assets.
     Thank you for your continued investment in Janus Balanced Fund.

--------------------------------------------------------------------------------
(1) A Balanced Fund is defined by Lipper as "a fund whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%." As of October 31, 1997, Janus Balanced Fund ranked 19/217 (top 9%) of Balanced Funds for the 3-year period, and 10/99 (top 10%) for the 5-year period. Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    6

            JANUS BALANCED FUND Portfolio Manager, Blaine P. Rollins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dotted black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($21,926) as compared to the S&P 500 Index ($25,104) and the Lehman Brothers Government/Corporate Bond Index ($14,409). There is a legend in the upper left quadrant of the graph which indicates Janus Balanced Fund's one-year, five-year and since inception (September 1, 1992) average annual total returns as 23.38%, 15.56% and 16.41, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                      JANUS BALANCED FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 51.9%
--------------------------------------------------------------------------------
Aerospace and Defense - 0.4%
       60,000     DONCASTERS PLC (ADR)*                               $1,616,250
--------------------------------------------------------------------------------
Airlines - 0.1%
        8,425     Ryanair Holdings PLC (ADR)*                            210,625
--------------------------------------------------------------------------------
Appliances - 0.5%
       23,257     Electrolux A.B. - Class B                            1,926,631
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.7%
       61,275     Federal-Mogul Corp.                                  2,592,698
--------------------------------------------------------------------------------
Chemicals - Diversified - 2.4%
      106,592     Imperial Chemical Industries PLC**                   1,572,948
       65,175     Monsanto Co.                                         2,786,231
      186,625     Solutia, Inc.*                                       4,129,078
--------------------------------------------------------------------------------
                                                                       8,488,257
--------------------------------------------------------------------------------
Commercial Banks - 1.5%
       33,200     Chester Bancorp, Inc.                                  622,500
       23,750     First Savings Bancorp, Inc.                            552,188
       16,500     Northern Trust Corp.                                   965,250
       68,825     Star Banc Corp.                                      3,376,727
--------------------------------------------------------------------------------
                                                                       5,516,665
--------------------------------------------------------------------------------
Computer Software - 3.0%
       39,575     Cadence Design Systems, Inc.*                        2,107,369
       27,850     Microsoft Corp.*                                     3,620,500
       77,450     Parametric Technology Co.*                           3,417,481
       46,575     Wind River Systems*                                  1,787,316
--------------------------------------------------------------------------------
                                                                      10,932,666
--------------------------------------------------------------------------------
Computers - Micro - 1.5%
       36,875     Compaq Computer Corp.*                               2,350,781
       37,400     Dell Computer Corp.*                                 2,996,675
--------------------------------------------------------------------------------
                                                                       5,347,456
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.4%
       24,550     Sealed Air Corp.*                                   $1,265,859
--------------------------------------------------------------------------------
Cruise Lines - 1.7%
       67,950     Carnival Corp. - Class A                             3,295,575
       61,675     Royal Caribbean Cruises, Ltd.                        2,864,033
--------------------------------------------------------------------------------
                                                                       6,159,608
--------------------------------------------------------------------------------
Diversified Operations - 4.3%
       64,975     Minnesota Mining and Manufacturing Co.               5,945,212
      143,441     Siebe PLC**                                          2,754,139
       42,700     Unilever N.V. - N.Y. Shares                          2,279,113
       60,950     Westinghouse Electric Corp.*                         1,611,365
        4,195     Zellweger Luwa A.G.                                  2,914,058
--------------------------------------------------------------------------------
                                                                      15,503,887
--------------------------------------------------------------------------------
Electronic Components - 0.8%
       31,281     Philips Electronics N.V.                             2,449,969
        4,175     Philips Electronics N.V. - N.Y. Shares                 327,216
--------------------------------------------------------------------------------
                                                                       2,777,185
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.5%
       24,700     Intel Corp.                                          1,901,900
--------------------------------------------------------------------------------
Electronic Safety Devices - 0.3%
       20,225     Pittway Corp. - Class A                              1,260,270
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.1%
      121,200     Charles Schwab Corp.                                 4,135,950
--------------------------------------------------------------------------------
Finance - Other Services - 0.5%
       49,450     HealthCare Financial Partners, Inc.*                 1,706,025
--------------------------------------------------------------------------------
Human Resources - 0.7%
       58,387     Robert Half International, Inc.*                     2,390,218
--------------------------------------------------------------------------------
Instruments - Controls - 0.4%
       31,837     Parker Hannifin Corp.                                1,331,185
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    7

                      JANUS BALANCED FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Instruments - Scientific - 2.5%
      181,325     Dionex Corp.*                                       $9,043,584
--------------------------------------------------------------------------------
Life and Health Insurance - 3.5%
       24,875     ALLIED Life Financial Corp.                            547,250
       15,050     Liberty Corp.                                          644,328
       17,200     Protective Life Corp.                                  909,450
       12,602     Schweizerishe Lebensversicherungs-und
                   Rentenanstalt                                       8,555,440
       40,925     UNUM Corp.                                           1,995,094
--------------------------------------------------------------------------------
                                                                      12,651,562
--------------------------------------------------------------------------------
Machinery - Pumps - 0.4%
       42,100     Pfeiffer Vacuum Technology A.G. (ADR)*               1,368,250
Manufacturing - 0.5%
       64,850     Roper Industries, Inc.                               1,730,684
Medical - Drugs - 2.9%
       60,400     Pfizer, Inc.                                         4,273,300
       21,650     SmithKline Beecham PLC (ADR)                         1,031,081
       35,825     Warner-Lambert Co.                                   5,129,692
--------------------------------------------------------------------------------
                                                                      10,434,073
--------------------------------------------------------------------------------
Money Center Banks - 3.2%
       53,200     Bank of New York Co., Inc.                           2,503,725
      186,280     Barclays PLC**                                       4,663,728
      352,987     Lloyds TSB Group PLC**                               4,371,358
--------------------------------------------------------------------------------
                                                                      11,538,811
--------------------------------------------------------------------------------
Multimedia - 0.3%
       36,700     Meredith Corp.                                       1,250,094
--------------------------------------------------------------------------------
Music/Clubs - 0.6%
       96,850     Steinway Musical Instruments, Inc.*                  2,300,188
--------------------------------------------------------------------------------
Networking Products - 1.0%
       44,250     Cisco Systems, Inc.*                                 3,629,883
--------------------------------------------------------------------------------
Oil - Field Services - 2.9%
      112,300     Halliburton Co.                                      6,695,888
       42,850     Schlumberger Ltd.                                    3,749,375
--------------------------------------------------------------------------------
                                                                      10,445,263
--------------------------------------------------------------------------------
Oil and Gas Drilling - 1.4%
       62,250     Santa Fe International Corp.                         3,061,922
       37,850     Transocean Offshore, Inc.                            2,043,900
--------------------------------------------------------------------------------
                                                                       5,105,822
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.0%
       23,150     Burlington Resources, Inc.                           1,132,903
       65,225     Pioneer Natural Resources Co.                        2,613,077
--------------------------------------------------------------------------------
                                                                       3,745,980
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.4%
       25,400     Royal Dutch Petroleum Co. - N.Y. Shares              1,336,675
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 2.7%
       72,400     Camco International, Inc.                            5,230,900
       56,825     Smith International, Inc.*                           4,332,906
--------------------------------------------------------------------------------
                                                                       9,563,806
--------------------------------------------------------------------------------
Power Converters and Power Supply Equipment - 0.5%
       59,450     American Power Conversion Corp.*                     1,620,013
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.9%
      247,000     Sumitomo Marine & Fire Insurance Co.                 1,647,077
       47,000     Tokio Marine & Fire Insurance Co.                      468,945
       27,900     W. R. Berkley Corp.                                  1,147,388
--------------------------------------------------------------------------------
                                                                       3,263,410
--------------------------------------------------------------------------------
Retail - Discount - 0.6%
       63,825     Family Dollar Stores, Inc.                           1,499,888
       20,850     TJX Companies, Inc.                                    617,681
--------------------------------------------------------------------------------
                                                                       2,117,569
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.0%
       89,750     Costco Companies, Inc.*                             $3,455,375
--------------------------------------------------------------------------------
Retail - Major Department Stores - 1.5%
       86,675     Dayton Hudson Corp.                                  5,444,273
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.3%
       39,900     Fred Meyer, Inc.*                                    1,139,644
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 2.3%
       17,650     Calumet Bancorp, Inc.*                                 891,325
       40,450     Catskill Financial Corp.                               717,988
       20,000     FFLC Bancorp, Inc.                                     705,000
       37,175     First Defiance Financial Corp.                         590,153
       31,575     Flushing Financial Corp.                               686,756
       25,000     Home Bancorp                                           600,000
       69,925     Home Bancorp of Elgin, Inc.                          1,228,058
       11,975     JSB Financial, Inc.                                    577,045
       35,000     North Central Bancshares, Inc.                         634,375
       25,225     Ocean Financial Corp.                                  945,938
       32,250     South Street Financial Corp.                           564,375
--------------------------------------------------------------------------------
                                                                       8,141,013
--------------------------------------------------------------------------------
Telephone - Local - 0.7%
       97,850     Cincinnati Bell, Inc.                                2,641,950
--------------------------------------------------------------------------------
Total Common Stock (cost $160,081,528)                               187,031,257
--------------------------------------------------------------------------------
Corporate Bonds - 14.3%
--------------------------------------------------------------------------------
Aerospace and Defense - 1.7%
   $2,430,000     International Lease Finance Corp., 7.50%
                   notes,  due 3/1/99                                  2,478,600
    3,700,000     Lockheed Martin Corp., 6.55%
                   company guaranteed unsecured notes,
                   due 5/15/99                                         3,737,000
--------------------------------------------------------------------------------
                                                                       6,215,600
--------------------------------------------------------------------------------
Commercial Banks - 3.0%
    8,050,000     First Nationwide Escrow Corp., 10.625%
                   senior subordinated notes, due 10/1/03              8,814,750
    2,000,000     First Nationwide Holdings, Inc., 9.125%
                   senior subordinated notes, due 1/15/03              2,075,000
--------------------------------------------------------------------------------
                                                                      10,889,750
--------------------------------------------------------------------------------
Computers - Mainframe - 1.1%
    4,000,000     IBM Corp., 6.375%
                   global notes, due 6/15/00                           4,035,000
--------------------------------------------------------------------------------
Containers - Metal and Glass - 0.8%
    2,650,000     Owens-Illinois, Inc., 7.85%
                   senior notes, due 5/15/04                           2,756,000
--------------------------------------------------------------------------------
Cruise Lines - 0.6%
    2,050,000     Royal Caribbean Cruises, Ltd., 7.00%
                   senior notes, due 10/15/07                          2,065,375
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.9%
    3,500,000     Lam Research Corp., 5.00%
                   subordinated notes, due 9/1/02+                     3,351,250
--------------------------------------------------------------------------------
Finance - Leasing Companies - 0.7%
    2,525,000      Ryder Trucks, Inc., 10.00%
                    senior subordinated notes, due 12/1/06             2,518,687
--------------------------------------------------------------------------------
Medical Products - 0.9%
    2,930,000     Dade International, Inc., 11.125%
                   senior subordinated notes, Series B,
                   due 5/1/06                                          3,259,625
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.3%
    1,000,000     Loews Corp., 3.125%
                   subordinated notes, due 9/15/07                     1,138,750
--------------------------------------------------------------------------------
Multimedia - 1.0%
    3,400,000     Walt Disney Co. (The), 6.375%
                   senior notes, due 3/30/01                           3,438,250
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    8

                      JANUS BALANCED FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Oil and Gas Drilling - 1.0%
   $2,280,000     Diamond Offshore Drilling, Inc., 3.75%
                   subordinated notes, due 2/15/07                    $3,696,450
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.4%
    1,500,000     Pogo Producing Co., 5.50%
                   subordinated notes, due 6/15/06                     1,582,500
--------------------------------------------------------------------------------
Paint and Related Products - 0.1%
      500,000     Sherwin-Williams Co., 6.25%
                   notes, due 2/1/00                                     502,500
--------------------------------------------------------------------------------
Retail - Major Department Stores - 0.5%
    1,800,000     Sears, Roebuck and Co., 6.50%
                   notes, due 6/15/00                                  1,815,750
--------------------------------------------------------------------------------
Shipbuilding - 0.6%
    1,950,000     Newport News Shipbuilding, Inc., 8.625%
                   senior notes, due 12/1/06                           2,018,250
--------------------------------------------------------------------------------
Television - 0.7%
    2,250,000  Sinclair Broadcast Group, Inc., 10.00%,
                senior subordinated
                notes, due 9/30/05                                     2,334,375
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $49,963,859)                              51,618,112
--------------------------------------------------------------------------------
Foreign Bond - 1.4%
DEM 8,515,000   ITT Promedia, 9.125%
                   senior subordinated notes, due 9/15/07
                    (cost $4,804,898)                                  5,021,477
--------------------------------------------------------------------------------
Preferred Stock - 10.6%
--------------------------------------------------------------------------------
Cable Television - 4.2%
      148,375     Houston Industries, Inc., 7.00%                      8,123,531
       50,017     TCI Pacific Communications, 5.00%                    6,971,119
--------------------------------------------------------------------------------
                                                                      15,094,650
--------------------------------------------------------------------------------
Cruise Lines - 2.1%
       99,123     Royal Caribbean Cruises, Ltd., 7.25%                 7,533,348
--------------------------------------------------------------------------------
Diversified Operations - 1.7%
    2,700,000     Williams Holdings PLC, 8.00%**                       5,931,195
--------------------------------------------------------------------------------
Electric - Generation - 0.5%
       40,000     AES Trust II, 5.50%+                                 1,885,000
--------------------------------------------------------------------------------
Telephone - Local - 1.3%
       85,810     Salomon, Inc., Exchangeable Notes
                   (Cincinnati Bell, Inc.), 6.25%                      4,665,919
--------------------------------------------------------------------------------
Transportation - Truck - 0.8%
       44,850     CNF Trust I, Series A, 5.00%                         2,892,825
--------------------------------------------------------------------------------
Total Preferred Stock (cost $34,782,144)                              38,002,937
--------------------------------------------------------------------------------
U.S. Government Obligations - 18.2%
--------------------------------------------------------------------------------
               U.S. Treasury Notes:
  $12,950,000     6.375%, due 5/15/99                                 13,083,773
    3,000,000     6.00%, due 6/30/99                                   3,017,040
    5,150,000     5.75%, due 10/31/00                                  5,147,116
    5,000,000     6.625%, due 4/30/02                                  5,159,800
   10,000,000     5.75%, due 10/31/02                                 10,010,700
    9,000,000     6.625%, due 5/15/07                                  9,457,830
   19,275,000     6.125%, due 8/15/07                                 19,694,424
--------------------------------------------------------------------------------
Total U. S. Government Obligations (cost $64,810,894)                 65,570,683
--------------------------------------------------------------------------------
Total Investments (total cost $314,443,323) - 96.4%                  347,244,466
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.6%         12,914,992
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $360,159,458
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Belgium                                 1.4%                          $5,021,477
Germany                                 0.4%                           1,368,250
Ireland                                 0.1%                             210,625
Japan                                   0.6%                           2,116,022
Netherlands                             1.8%                           6,392,973
Sweden                                  0.6%                           1,926,631
Switzerland                             3.3%                          11,469,498
United Kingdom                          6.3%                          21,940,699
United States                          85.5%                         296,798,291
--------------------------------------------------------------------------------
Total                                 100.0%                        $347,244,466
================================================================================

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/11/98               3,150,000       $5,252,940        ($135,627)
British Pound 2/18/98               2,450,000        4,084,395         (223,615)
British Pound 2/25/98               2,350,000        3,916,510         (211,524)
British Pound 2/26/98                 500,000          833,250          (45,725)
British Pound 3/4/98                  320,000          533,152          (24,972)
British Pound 5/6/98                1,100,000        1,827,870          (62,260)
--------------------------------------------------------------------------------
Total                                              $16,448,117        ($703,723)
================================================================================

See Notes to Schedules of Investments

           JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    9

             JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

Performance
     Janus Enterprise Fund returned 3.31% for the 12-month period ended October 31, 1997. The S&P 400 MidCap Index returned 32.67%. Both returns include reinvested dividends.
     The  last  year  has  been  a very  difficult  period,  and I am  extremely disappointed with our results. Significant crosscurrents in the markets hurt Fund performance and, despite our efforts, we contin-ued to lag the S&P 400. Small and midsize stocks experienced rough times during the first six months of our fiscal year and failed to gain ground. Meanwhile, the S&P 500 moved steadily higher, powered by the explosive popularity of the mega caps. However, market leadership reversed in the last six months, and small and midsize stocks reasserted themselves. It was during this time - early in the second half of the fiscal year - that the market briefly moved away from us.
     For example, we were substantially underweighted in technology and energy stocks, which produced spectacular results in the second half of the year. Technology alone accounts for nearly 25% of the S&P 400 MidCap Index, and certain industries within the energy and technology sectors were up 60%-90% in the last year. When these areas outperform, the Fund tends to underperform. Despite solid earnings gains from several key positions, our areas of emphasis, including restaurants, retail, and wireless, did not appreciate significantly. Because several of our largest holdings failed to respond in a meaningful manner, we trailed the Index.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       98.3%               97.0%
     Foreign                                   18.3%               19.0%
Top 10 Equities (% of Assets)                  41.4%               53.4%
Number of Stocks                                 79                  37
Cash & Cash Equivalents                         1.7%                3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
J.D. Wetherspoon PLC                            6.6%                5.5%
Fastenal Co.                                    6.1%                8.4%
PizzaExpress PLC                                5.5%                5.6%
Petco Animal Supplies, Inc.                     4.1%                3.2%
Omnicare, Inc.                                  4.0%                0.7%
Paychex, Inc.                                   3.4%                 --
AES Corp.                                       3.4%                 --
Apollo Group, Inc. - Class A                    2.9%                 --
Clear Channel Communications, Inc.              2.7%                 --
Littlefuse, Inc.                                2.7%                1.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5  Industries                        October 31, 1997    October 31, 1996
Retail - Restaurants                            7.8%                8.5%
Retail - Pubs                                   6.6%                5.5%
Retail - Building Products                      6.1%                8.4%
Radio                                           5.5%                 --
Retail - Pet Food and Supplies                  4.1%                3.6%
--------------------------------------------------------------------------------
Portfolio Review
     During the first half of the year, the Fund experienced several disappointments. Paging Network, Global DirectMail, Omnipoint, and Viking Office Products all had shifts in fundamentals that invalidated our investment thesis. As a result, their stock prices dropped, and I sold each at a loss.
     Meanwhile, Insignia Financial, Barnett, Omnicare, and Papa John's either met or exceeded earnings estimates - in some cases for several quarters - only to see stock prices retreat. For the latest reporting period, our top 10 positions had an average earnings increase of 40%-plus. The next 10 saw gains greater than 30%. Essentially, our top 20 positions had an average earnings increase of over 35%, which is well in excess of our benchmark Index. But in our current economic environment, there is no scarcity of earnings growth. Although we are finding companies that meet our strict invest-ment criteria, we are not being rewarded for their rapid growth.
     Fastenal, a substantial longtime holding, was also slower to develop than I had hoped, and the stock's rise of approximately 14% was also a drag on performance compared to the Index's gain. The company introduced a variety of new products and dramatically increased its sales force, which temporarily slowed earnings. However, earnings have begun to accelerate back over 30%, and I expect them to pick up further. Fastenal's prospects continue to improve, and I intend to hold the position.
     Apollo Group, Sofamor Danek, and PizzaExpress were among our standouts, each gaining over 40%. Apollo Group, which owns and operates the University of Phoenix, has seen strong enrollment trends and is expanding into new markets. Legal issues surrounding Sofamor Danek, a leader in surgical implants for spinal fixation, were dismissed during the year, and the FDA recently expanded the surgical applications for its products. The company is now seeing strong global demand and appears to be on track to dominate this field. PizzaExpress, a British-based upscale pizza chain, also appreciated nicely.
     I sold HFS, a longtime holding, at a substantial profit. HFS, a leader in the hotel, real estate and automobile rental industries, performed well for us, but I opted to take profits because the company's recent expansion plans (management is preparing to open its own mutual funds) made for a confusing long-term business mix.

Current Strategy and Outlook
     I emphasize three main criteria to screen for potential investments. First, I look for companies that may rapidly grow earnings. However, this growth must be sustainable for a long period, which is usually no less than three years. Finally, I search for dominant franchises that may perform well in any economic environment, and I want to purchase the stock at the right price. Admittedly, this is a difficult combination to find.
     Recently, I made some moderate adjustments, broadening the portfolio by adding new positions in the Fund's bottom quartile (25%). I believe that this should help mitigate volatility while giving greater trading flexibility going forward.
     Although I am very disappointed in the Fund's results over the past year, I believe that, ultimately, the market will come to recognize the true value of the companies we own, and we will be rewarded. However, I am actively searching for compelling new ideas where our research can add value, and that I feel will boost performance over time.
     Thank you for your continued investment in Janus Enterprise Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    10

             JANUS ENTERPRISE FUND Portfolio Manager, James P. Goff

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P 400 MidCap Index. Janus Enterprise Fund is represented by a solid blue line. The S&P 400 MidCap Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($24,416) as compared to the S&P 400 MidCap Index ($24,378). There is a legend in the upper left quadrant of the graph which indicates Janus Enterprise Fund's one-year, five-year and since inception (September 1, 1992) average annual total returns as 3.31%, 16.47% and 18.86%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                     JANUS ENTERPRISE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 95.6%
--------------------------------------------------------------------------------
Advertising Sales - 1.2%
      210,462     Outdoor Systems, Inc.*                              $6,471,706
--------------------------------------------------------------------------------
Advertising Services - 0.6%
      108,225     Snyder Communications, Inc.*                         3,192,637
--------------------------------------------------------------------------------
Airlines - 0.5%
      107,925     Ryanair Holdings PLC (ADR)*                          2,698,125
--------------------------------------------------------------------------------
Applications Software - 0.3%
       56,225     J.D. Edwards & Co.*                                  1,911,650
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.4%
       51,425     OEA, Inc.                                            2,069,856
--------------------------------------------------------------------------------
Cellular Telecommunications - 2.6%
      105,150     Nextel Communications, Inc. - Class A*               2,760,187
    1,077,025     PriCellular Corp. - Class A*,#                      11,712,646
--------------------------------------------------------------------------------
                                                                      14,472,833
--------------------------------------------------------------------------------
Chemicals - Diversified - 1.7%
      651,689     Imperial Chemical Industries PLC**                   9,616,792
--------------------------------------------------------------------------------
Circuit Boards - 0.2%
       16,275     Sanmina Corp.*                                       1,216,556
--------------------------------------------------------------------------------
Circuits - 1.0%
       84,150     Maxim Integrated Products, Inc.*                     5,574,937
--------------------------------------------------------------------------------
Commercial Banks - 2.1%
        7,975     First Empire State Corp.                             3,261,775
       49,975     Northern Trust Corp.                                 2,923,538
       83,375     Regions Financial Corp.                              3,064,031
       46,475     Star Banc Corp.                                      2,280,180
--------------------------------------------------------------------------------
                                                                      11,529,524
--------------------------------------------------------------------------------
Commercial Services - 4.0%
       29,650     ACNielsen Corp.*                                      $678,244
      495,662     Paychex, Inc.                                       18,897,114
      172,275     Profit Recovery Group International, Inc.*           2,691,797
--------------------------------------------------------------------------------
                                                                      22,267,155
--------------------------------------------------------------------------------
Computer Services - 1.6%
      815,283     Capita Group PLC                                     4,197,145
      114,075     Ceridian Corp.*,**                                   4,456,055
--------------------------------------------------------------------------------
                                                                       8,653,200
--------------------------------------------------------------------------------
Computer Software - 1.1%
       88,825     Aspen Technologies, Inc.*                            3,342,041
       65,300     Parametric Technology Co.*                           2,881,363
--------------------------------------------------------------------------------
                                                                       6,223,404
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 2.0%
      216,950     Sealed Air Corp.*                                   11,186,484
--------------------------------------------------------------------------------
Cruise Lines - 1.2%
      140,072     Royal Caribbean Cruises, Ltd.                        6,504,593
--------------------------------------------------------------------------------
Diversified Financial Services - 0.5%
      149,875     American Capital Strategies, Ltd.*                   2,697,750
--------------------------------------------------------------------------------
Electric - Generation - 3.4%
      473,700     AES Corp.*                                          18,770,362
--------------------------------------------------------------------------------
Electronic Components - 1.2%
       38,825     BMC Industries, Inc.                                 1,249,680
       71,525     Philips Electronics N.V. - N.Y. Shares               5,605,772
--------------------------------------------------------------------------------
                                                                       6,855,452
--------------------------------------------------------------------------------
Electronic Connectors - 0.9%
      208,700     Berg Electronics Corp.*                              4,878,363
--------------------------------------------------------------------------------
Finance - Auto Loans - 0.5%
       89,775     AmeriCredit Corp.*                                   2,609,086
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    11

                     JANUS ENTERPRISE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 2.2%
      354,987     Charles Schwab Corp.                               $12,113,931
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.4%
       39,000     Federal Agricultural Mortgage Corp. - Class C*       2,028,000
--------------------------------------------------------------------------------
Finance - Other Services - 1.3%
       51,925     HealthCare Financial Partners, Inc.*                 1,791,413
      263,700     Medallion Financial Corp.                            5,537,700
--------------------------------------------------------------------------------
                                                                       7,329,113
--------------------------------------------------------------------------------
Food - Retail - 0.5%
       55,975     Quality Food Centers, Inc.*                          2,665,809
--------------------------------------------------------------------------------
Food - Wholesale - 1.1%
      188,350     J.P. Foodservice, Inc.*                              6,015,428
--------------------------------------------------------------------------------
Glass Products - 0.2%
       40,325     Apogee Enterprises, Inc.                               962,759
--------------------------------------------------------------------------------
Golf - 0.7%
      139,525     Family Golf Centers, Inc.*                           3,732,294
--------------------------------------------------------------------------------
Health Care Cost - 1.2%
       65,575     AmeriPath, Inc.*                                     1,081,987
      135,775     Pediatrix Medical Group, Inc.*                       5,736,494
--------------------------------------------------------------------------------
                                                                       6,818,481
--------------------------------------------------------------------------------
Independent Power Producer - 1.7%
      394,000     Trigen Energy Corp.#                                 9,382,125
--------------------------------------------------------------------------------
Internet Software - 0.9%
       67,125     America Online, Inc.*                                5,168,625
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 1.1%
      932,483     Amvescap PLC**                                       6,154,428
--------------------------------------------------------------------------------
Life and Health Insurance - 1.4%
       85,200     Protective Life Corp.                                4,504,950
       87,925     UICI*                                                2,945,487
--------------------------------------------------------------------------------
                                                                       7,450,437
--------------------------------------------------------------------------------
Medical - Drugs - 0.3%
       32,950     Forest Laboratories, Inc.*                           1,523,937
        1,050     Teva Pharmaceutical Industries, Ltd. (ADR)              49,088
--------------------------------------------------------------------------------
                                                                       1,573,025
--------------------------------------------------------------------------------
Medical Instruments - 2.2%
       32,225     ESC Medical Systems, Ltd.*                           1,264,831
      159,425     Sofamor Danek Group, Inc.*                          10,980,397
--------------------------------------------------------------------------------
                                                                      12,245,228
--------------------------------------------------------------------------------
Oil - Field Services - 0.2%
       54,475     Hanover Compressor Co.*                              1,178,022
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.2%
       99,450     Diamond Offshore Drilling, Inc.                      6,190,763
       63,675     Santa Fe International Corp.                         3,132,014
       54,675     Transocean Offshore, Inc.                            2,952,450
--------------------------------------------------------------------------------
                                                                      12,275,227
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 0.4%
       31,900     Camco International, Inc.                            2,304,775
--------------------------------------------------------------------------------
Pharmacy Services - 4.0%
      785,775     Omnicare, Inc.                                      21,854,367
--------------------------------------------------------------------------------
Property and Casualty Insurance - 1.4%
       76,275     Progressive Corp.                                    7,951,669
--------------------------------------------------------------------------------
Publishing - Newspapers - 0.2%
       19,600     Central Newspapers, Inc. - Class A                   1,287,475
--------------------------------------------------------------------------------
Radio - 5.5%
      119,025     Chancellor Media Corp.*                              6,531,497
      226,275     Clear Channel Communications, Inc.*                 14,934,150
      134,750     Heftel Broadcasting Corp.*                           8,960,875
--------------------------------------------------------------------------------
                                                                      30,426,522
--------------------------------------------------------------------------------
Real Estate Investment and Management - 3.1%
      542,625     Insignia Financial Group, Inc. - Class A*,#       $ 11,734,266
      172,600     Security Capital Group, Inc. - Class B*              5,523,200
--------------------------------------------------------------------------------
                                                                      17,257,466
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.7%
       81,025     Vornado Realty Trust                                 3,615,741
--------------------------------------------------------------------------------
Resorts and Theme Parks - 0.7%
      100,275     Premier Parks, Inc.*                                 4,011,000
--------------------------------------------------------------------------------
Retail - Building Products - 6.1%
      683,650     Fastenal Co.                                        33,498,850
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 1.6%
      415,700     Barnett, Inc.*                                       8,573,813
--------------------------------------------------------------------------------
Retail - Consumer Electronics - 1.0%
      160,550     CompUSA, Inc.*                                       5,258,013
--------------------------------------------------------------------------------
Retail - Mail Order - 0.5%
       62,350     MSC Industrial Direct Co., Inc. - Class A*           2,595,319
--------------------------------------------------------------------------------
Retail - Pet Food and Supplies - 4.1%
      744,030     Petco Animal Supplies, Inc.*,#                      22,878,923
--------------------------------------------------------------------------------
Retail - Pubs - 6.6%
    1,375,450     J.D. Wetherspoon PLC*,**,#                          36,327,251
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.5%
      100,750     Fred Meyer, Inc.*                                    2,877,672
--------------------------------------------------------------------------------
Retail - Restaurants - 7.8%
      417,780     Papa John's International, Inc.*                    12,350,621
    2,435,456     PizzaExpress PLC**,#                                30,466,761
--------------------------------------------------------------------------------
                                                                      42,817,382
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 0.5%
       49,575     H.F. Ahmanson & Co.                                  2,924,925
--------------------------------------------------------------------------------
Schools - 2.9%
      384,025     Apollo Group, Inc. - Class A*                       16,225,056
--------------------------------------------------------------------------------
Telecommunication Equipment - 1.0%
       61,892     Nokia Oy - Class A                                   5,413,917
--------------------------------------------------------------------------------
Television - 1.1%
       96,700     Univision Communications, Inc.*                      5,995,400
--------------------------------------------------------------------------------
Theaters - 0.5%
      115,750     Regal Cinemas, Inc.*                                 2,662,250
--------------------------------------------------------------------------------
Water Treatment Services - 0.8%
      102,825     Culligan Water Technologies, Inc.*                   4,382,916
--------------------------------------------------------------------------------
Total Common Stock (cost $403,064,377)                               527,634,099
--------------------------------------------------------------------------------
Warrants - 2.7%
      597,100     Littlefuse, Inc., exp. 12/31/01*                    14,927,500
                  (cost $4,522,249)
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.1%
               Household Finance Corp.
   $6,100,000     5.68%, 11/3/97 (amortized cost $6,098,075)           6,098,075
--------------------------------------------------------------------------------
Total Investments (total cost $413,684,701) - 99.4%                  548,659,674
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6%          3,168,373
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $551,828,047
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    12

                     JANUS ENTERPRISE FUND October 31, 1997

                       Summary of Investments by Country
                                October 31, 1997

Country                     % of Investment Securities                     Value
--------------------------------------------------------------------------------
Finland                                 1.0%                          $5,413,917
Ireland                                 0.5%                           2,698,125
Israel                                   --                               49,088
Netherlands                             1.0%                           5,605,772
United Kingdom                         15.8%                          86,762,376
United States++                        81.7%                         448,130,396
--------------------------------------------------------------------------------
Total                                 100.0%                        $548,659,674
================================================================================
++ Includes Short-Term Securities (80.6% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/28/97              9,000,000      $15,057,000        ($476,100)
British Pound 1/20/98               7,000,000       11,683,700            90,300
British Pound 2/25/98               4,000,000        6,666,400         (360,040)
British Pound 2/26/98              12,597,000       20,992,901         (384,447)
British Pound 3/4/98                5,000,000        8,330,500         (345,500)
--------------------------------------------------------------------------------
Total                                              $62,730,501      ($1,475,787)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    13

         JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

Performance
     Janus Equity Income Fund returned 29.46% for the fiscal year, November 1, 1996 to October 31, 1997. The Standard & Poor's 500 Index gained 32.10% for the same period. Both returns include reinvested dividends.
     For the 12 months ended October 31, 1997, Janus Equity Income Fund was ranked 38 out of 174 Equity Income Funds (top 22%) tracked by Lipper Analytical Services, Inc., a mutual fund rating company.(1)
     Equity performance could be separated into two distinct periods this year. During the first half of the year, November 1996 through April 1997, performance was almost exclusively confined to the largest, most liquid stocks. Then, in the second half, this unusually narrow focus dissipated and performance broadened significantly. Stocks were once again evaluated individually, on their fundamentals, and not just on their size. The increase in breadth provided a good tail wind. After trailing the S&P 500 Index (8.11% to 14.71%) in the first six months, Janus Equity Income Fund gained 21.35% during the second half, versus a gain of 17.39% for the Index.
     The Fund also performed well because it remained focused on high-quality companies that were operating efficiently and generating substantial cash. I looked for companies and management teams that stuck to what they knew, and invested their extra cash effectively, either in the company itself or in acquisitions that strengthened their businesses.

Stock Highlights
     Companies in the portfolio tend to have several critical characteristics: predictable earnings, shareholder-friendly management, excellent cash flow, and a strong record of increasing profitability. This year, I found some very attractive individual opportunities in
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       87.6%               88.0%
Fixed-Income Securities
  Investment-Grade Corp. Bonds                  0.8%                 --
  High-Yield/High-Risk
    Corporate Bonds                              --                 5.1%
  Preferred Stock                               6.5%                3.3%
Top 10 Stocks (% of Total Assets)              23.7%               32.4%
Number of Stocks                                111                  69
Cash & Cash Equivalents                         5.1%                3.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Schweizerishe Lebensverischerungs
  - und Rentenanstalt                           3.4%                 --
Dionex Corp.                                    3.1%                5.1%
Federal-Mogul Corp.                             2.8%                1.0%
TCI Pacific Communications, 5.00%               2.3%                 --
Dayton Hudson Corp.                             2.2%                 --
Minnesota Mining and
  Manufacturing Co.                             2.1%                 --
Houston Industries, Inc., 7.00%                 2.0%                 --
Royal Caribbean Cruises, Ltd.                   2.0%                 --
Schlumberger Ltd.                               1.9%                 --
Charles Schwab Corp.                            1.9%                1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                         October 31, 1997    October 31, 1996
Diversified Operations                          5.3%                4.6%
Savings/Loan/Thrifts                            4.6%                5.9%
Life and Health Insurance                       4.6%                6.9%
Cable Television                                4.5%                 --
Computer Software                               4.2%                 --
--------------------------------------------------------------------------------
financial, technology, and energy stocks. Over the 12 months, I added to technology and energy, particularly the oil and gas service companies, and reduced financial holdings, mostly during the second half.
     Our financial stocks were trimmed due to increasing competition in lending. Banks and other financial institutions are now making more marginal loans, and I became concerned that over time this could lower credit quality. Many of these stocks had also reached high prices.
     There were some exceptions, however. One was Swiss Life, a large Swiss insurer. I increased this position due to the company's growing presence in the European life insurance market. The stock is also underfollowed by the investment community and was selling at very reasonable prices. The company has an exceptionally strong balance sheet and I expect Swiss Life will use some of its extra cash to acquire German and French life insurers. I raised the position in Charles Schwab as well. Schwab is a dominant participant in the discount brokerage and financial services business. Lloyds TSB, a British bank that is benefiting from the extremely healthy U.K. banking environment, was also added to the portfolio.
     Among our energy stocks, Schlumberger and Halliburton are the premier suppliers of new drilling and pumping technology to oil and gas drillers. The new technology is making exploration far more cost-efficient. Smith International is a leader in drilling fluids and drill bits. Our technology holdings include companies that control broad areas of the tech sector. These include chip maker Texas Instruments; Microsoft; Cisco Systems, the leader in computer networking equipment; and Dell Computer, which has the best operating model in the PC, client server, and commercial workstation markets. Dell's inventory turnover is very short, less than two weeks, and orders are often built to specifications and put out the door the same day they are received.
     On the income side, we own Royal Dutch Petroleum and Royal Caribbean Cruises convertible preferred stock, both of which offer good dividends and have appreciated nicely. TCI Pacific Communications convertible stock pays a dividend and gives us exposure to Tele-Communications, Inc., the huge cable TV operator.
     Satellite TV providers and real estate investment trusts were sold at losses. Subscribers to satellite TV were slower to sign up than we anticipated, and Walden Residential Properties and Mid-America Apartment Communities found the apartment markets in the Southwest and Southeast highly competitive, which impacted margins.

Looking Ahead
     I remain optimistic about the financial markets. Interest rates are low and inflation is dormant. U.S. economic growth appears to have cooled a little from the robust pace of mid-year, and the sluggish economies of Japan and Southeast Asia should help keep prices down on imports in the U.S. This is a very good environment for the high-quality companies we own, and so I expect the portfolio to perform well in the coming year.
     Thank you for your continued investment in Janus Equity Income Fund.

--------------------------------------------------------------------------------
(1) An Equity Income Fund is defined by Lipper as "a fund which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    14

         JANUS EQUITY INCOME FUND Portfolio Manager, Blaine P. Rollins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($14,654) as compared to the S&P 500 Index ($13,994). There is a legend in the upper left quadrant of the graph which indicates Janus Equity Income Fund's one-year and since inception (June 28, 1996) average annual total returns as 29.46% and 33.19%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                    JANUS EQUITY INCOME FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 87.6%
--------------------------------------------------------------------------------
Advertising Sales - 0.8%
        2,899     PubliGroupe S.A.                                      $633,202
--------------------------------------------------------------------------------
Aerospace and Defense - 0.7%
       18,225     Doncasters Plc (ADR)*                                  490,936
--------------------------------------------------------------------------------
Airlines - 0.8%
       25,075     Ryanair Holdings PLC (ADR)*                            626,875
--------------------------------------------------------------------------------
Appliances - 1.0%
        9,232     Electrolux A.B. - Class B                              764,787
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.8%
       49,900     Federal-Mogul Corp.                                  2,111,394
--------------------------------------------------------------------------------
Beverages - Wine and Spirits - 1.6%
       38,900     Beringer Wine Estates Holdings, Inc. - Class B*      1,205,900
--------------------------------------------------------------------------------
Cable Television - 0.2%
        6,887     Tele-Communications, Inc. - Class A*                   157,971
--------------------------------------------------------------------------------
Chemicals - Diversified - 3.2%
       37,198     Imperial Chemical Industries PLC**                     548,920
       17,275     Monsanto Co.                                           738,506
       50,120     Solutia, Inc.*                                       1,108,905
--------------------------------------------------------------------------------
                                                                       2,396,331
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.3%
       49,996     Victrex PLC**                                          192,828
--------------------------------------------------------------------------------
Circuits - 0.9%
        5,475     Linear Technology Corp.                                344,241
        5,025     Maxim Integrated Products, Inc.*                       332,906
--------------------------------------------------------------------------------
                                                                         677,147
--------------------------------------------------------------------------------
Commercial Banks - 2.2%
        8,000     Community Financial Corp.*                            $136,000
        3,500     First Savings Bancorp, Inc.                             81,375
        4,700     Northern Trust Corp.                                   274,950
       22,500     Prime Bancshares, Inc.*                                428,906
       15,150     Star Banc Corp.                                        743,297
--------------------------------------------------------------------------------
                                                                       1,664,528
--------------------------------------------------------------------------------
Computer Software - 4.2%
       10,300     Cadence Design Systems, Inc.*                          548,475
        8,225     Microsoft Corp.*                                     1,069,250
       17,125     Parametric Technology Co.*                             755,641
       18,825     Wind River Systems*                                    722,409
--------------------------------------------------------------------------------
                                                                       3,095,775
--------------------------------------------------------------------------------
Computers - Micro - 2.0%
        9,475     Compaq Computer Corp.*                                 604,031
       11,175     Dell Computer Corp.*                                   895,397
--------------------------------------------------------------------------------
                                                                       1,499,428
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.5%
        6,800     Sealed Air Corp.*                                      350,625
--------------------------------------------------------------------------------
Cruise Lines - 3.3%
       20,150     Carnival Corp. - Class A                               977,275
       31,459     Royal Caribbean Cruises, Ltd.                        1,460,877
--------------------------------------------------------------------------------
                                                                       2,438,152
--------------------------------------------------------------------------------
Diversified Operations - 5.3%
       16,725     Minnesota Mining and Manufacturing Co.               1,530,338
       33,421     Siebe PLC**                                            641,700
       12,700     Unilever N.V. - N.Y. Shares                            677,863
       11,250     Westinghouse Electric Corp.*                           297,422
        1,140     Zellweger Luwa A.G.                                    791,901
--------------------------------------------------------------------------------
                                                                       3,939,224
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    15

                    JANUS EQUITY INCOME FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Electric Products - 0.3%
       10,000     Kulicke & Soffa Industries, Inc.*                     $257,500
--------------------------------------------------------------------------------
Electronic Components - 3.0%
       30,550     International Manufacturing Services, Inc.*            332,231
       10,728     Philips Electronics N.V.                               840,231
       13,225     Philips Electronics N.V. - N.Y. Shares               1,036,509
--------------------------------------------------------------------------------
                                                                       2,208,971
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 3.1%
       16,150     Applied Materials, Inc.*                               539,006
        7,300     Intel Corp.                                            562,100
       11,225     Texas Instruments, Inc.                              1,197,567
--------------------------------------------------------------------------------
                                                                       2,298,673
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 0.7%
        4,089     Simac Techniek N.V.                                    523,155
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.9%
       41,000     Charles Schwab Corp.                                 1,399,125
--------------------------------------------------------------------------------
Finance - Other Services - 0.6%
       13,525     HealthCare Financial Partners, Inc.*                   466,613
--------------------------------------------------------------------------------
Glass Products - 0.9%
      251,417     Pilkington PLC**                                       636,618
--------------------------------------------------------------------------------
Human Resources - 1.2%
        9,875     Hall, Kinion & Associates, Inc.*                       154,297
       18,187     Robert Half International, Inc.*                       744,530
--------------------------------------------------------------------------------
                                                                         898,827
--------------------------------------------------------------------------------
Instruments - Controls - 0.4%
        6,712     Parker Hannifin Corp.                                  280,646
--------------------------------------------------------------------------------
Instruments - Scientific - 3.1%
       46,775     Dionex Corp.*                                        2,332,903
--------------------------------------------------------------------------------
Internet Content - 0.2%
        6,667     Network Solutions, Inc.*                               126,673
--------------------------------------------------------------------------------
Life and Health Insurance - 4.6%
        4,450     ALLIED Life Financial Corp.                             97,900
        4,250     Liberty Corp.                                          181,953
        2,825     Protective Life Corp.                                  149,372
        3,707     Schweizerishe Lebensversicherungs-und
                   Rentenanstalt                                       2,516,665
        9,175     UNUM Corp.                                             447,281
--------------------------------------------------------------------------------
                                                                       3,393,171
--------------------------------------------------------------------------------
Machinery - Pumps - 0.7%
       16,525     Pfeiffer Vacuum Technology A.G. (ADR)*                 537,063
--------------------------------------------------------------------------------
Manufacturing - 0.6%
       15,675     Roper Industries, Inc.                                 418,327
--------------------------------------------------------------------------------
Medical - Drugs - 3.6%
       16,725     Pfizer, Inc.                                         1,183,294
        2,700     SmithKline Beecham PLC (ADR)                           128,588
        9,600     Warner-Lambert Co.                                   1,374,600
--------------------------------------------------------------------------------
                                                                       2,686,482
--------------------------------------------------------------------------------
Money Center Banks - 3.5%
       10,125     Bank of New York Co., Inc.                             476,508
       45,292     Barclays PLC**                                       1,133,936
       80,112     Lloyds TSB Group PLC**                                 992,100
--------------------------------------------------------------------------------
                                                                       2,602,544
--------------------------------------------------------------------------------
Multimedia - 0.4%
        8,650     Meredith Corp.                                         294,641
--------------------------------------------------------------------------------
Music/Clubs - 1.1%
       35,200     Steinway Musical Instruments, Inc.*                    836,000
--------------------------------------------------------------------------------
Networking Products - 1.2%
       11,075     Cisco Systems, Inc.*                                   908,496
--------------------------------------------------------------------------------
Oil - Field Services - 4.1%
       21,700     Halliburton Co.                                     $1,293,863
       14,850     Hanover Compressor Co.*                                321,131
       16,400     Schlumberger Ltd.                                    1,435,000
--------------------------------------------------------------------------------
                                                                       3,049,994
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.0%
       17,950     Santa Fe International Corp.                           882,916
       10,550     Transocean Offshore, Inc.                              569,700
--------------------------------------------------------------------------------
                                                                       1,452,616
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.1%
        3,550     Burlington Resources, Inc.                             173,728
       16,200     Pioneer Natural Resources Co.                          649,012
--------------------------------------------------------------------------------
                                                                         822,740
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.5%
        6,700     Royal Dutch Petroleum Co. - N.Y. Shares                352,587
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 3.5%
       17,475     Camco International, Inc.                            1,262,569
       17,350     Smith International, Inc.*                           1,322,937
--------------------------------------------------------------------------------
                                                                       2,585,506
--------------------------------------------------------------------------------
Power Converters and Power Supply Equipment - 0.4%
       10,725     American Power Conversion Corp.*                       292,256
--------------------------------------------------------------------------------
Printing - Commercial - 0.9%
       26,850     World Color Press, Inc.*                               679,641
--------------------------------------------------------------------------------
Property and Casualty Insurance - 1.0%
       41,000     Sumitomo Marine & Fire Insurance Co.                   273,402
        7,000     Tokio Marine & Fire Insurance Co.                       69,843
        9,150     W. R. Berkley Corp.                                    376,294
--------------------------------------------------------------------------------
                                                                         719,539
--------------------------------------------------------------------------------
Recreational Centers - 0.4%
       18,200     Bally Total Fitness Holding Corp.*                     323,050
--------------------------------------------------------------------------------
Retail - Discount - 2.0%
       27,450     Family Dollar Stores, Inc.                             645,075
        4,375     TJX Companies, Inc.                                    129,609
       19,425     Wal-Mart Stores, Inc.                                  682,303
--------------------------------------------------------------------------------
                                                                       1,456,987
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.3%
       25,125     Costco Companies, Inc.*                                967,313
--------------------------------------------------------------------------------
Retail - Major Department Stores - 2.2%
       25,900     Dayton Hudson Corp.                                  1,626,844
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.4%
       10,200     Fred Meyer, Inc.*                                      291,338
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 4.6%
        2,500     Calumet Bancorp, Inc.*                                 126,250
        8,000     Citizens First Financial Corp.*                        147,000
       12,000     Empire Federal Bancorp, Inc.                           198,000
        3,000     FFLC Bancorp, Inc.                                     105,750
        5,200     Financial Bancorp, Inc.                                126,100
        7,050     First Defiance Financial Corp.                         111,919
        5,500     First Mutual Bancorp, Inc.                             101,063
       15,250     FirstSpartan Financial Corp.                           556,625
        4,450     Flushing Financial Corp.                                96,788
        1,925     FSF Financial Corp.                                     36,816
        4,000     Gateway Bancorp, Inc.                                   75,000
       15,000     GS Financial Corp.                                     260,625
        3,400     Home Bancorp                                            81,600
       25,675     Home Bancorp of Elgin, Inc.                            450,917
        1,325     JSB Financial, Inc.                                     63,848
        6,800     Little Falls Bancorp, Inc.                             124,100
        4,500     North Central Bancshares, Inc.                          81,563
        4,250     Ocean Financial Corp.                                  159,375
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    16

                    JANUS EQUITY INCOME FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - (continued)
       13,000     Park Bancorp, Inc.*                                   $224,250
        8,000     River Valley Bancorp                                   130,000
        5,000     Wayne Bancorp, Inc.                                    110,000
        4,000     Wells Financial Corp.                                   74,000
--------------------------------------------------------------------------------
                                                                       3,441,589
--------------------------------------------------------------------------------
Telephone - Local - 0.8%
       21,850     Cincinnati Bell, Inc.                                  589,950
--------------------------------------------------------------------------------
Transportation - Air Freight - 1.1%
       12,500     Airborne Freight Corp.                                 792,187
--------------------------------------------------------------------------------
Transportation - Truck - 0.4%
        7,350     CNF Transportation, Inc.                               327,994
--------------------------------------------------------------------------------
Total Common Stock (cost $57,973,604)                                 65,123,662
--------------------------------------------------------------------------------
Corporate Bond - 0.8%
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.8%
     $500,000     Loews Corp., 3.125%
                   subordinated notes, due 9/15/07
                   (cost $513,872)                                       569,375
--------------------------------------------------------------------------------
Preferred Stock - 6.5%
--------------------------------------------------------------------------------
Cable Television - 4.3%
       27,550     Houston Industries, Inc., 7.00%                      1,508,362
       12,100     TCI Pacific Communications, 5.00%                    1,686,437
--------------------------------------------------------------------------------
                                                                       3,194,799
--------------------------------------------------------------------------------
Cruise Lines - 0.5%
        4,775     Royal Caribbean Cruises, Ltd., 7.25%                   362,900
--------------------------------------------------------------------------------
Electric - Generation - 0.6%
        9,400     AES Trust II, 5.50%+                                   442,975
--------------------------------------------------------------------------------
Telephone - Local - 1.1%
       14,565     Salomon Inc. Exchangeable Notes
                   (Cincinnati Bell, Inc.), 6.25%                        791,972
--------------------------------------------------------------------------------
Total Preferred Stock (cost $4,495,464)                                4,792,646
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.7%
               Household Finance Corp.
   $1,300,000     5.68%, 11/3/97 (amortized cost $1,299,590)           1,299,590
--------------------------------------------------------------------------------
Total Investments (total cost $64,282,530) - 96.6%                    71,785,273
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.4%          2,539,816
--------------------------------------------------------------------------------
Net Assets - 100%                                                    $74,325,089
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Germany                                 0.7%                            $537,063
Ireland                                 0.9%                             626,875
Japan                                   0.5%                             343,244
Netherlands                             4.3%                           3,077,758
Sweden                                  1.1%                             764,787
Switzerland                             5.5%                           3,941,768
United Kingdom                          7.1%                           5,118,217
United States++                        79.9%                          57,375,561
--------------------------------------------------------------------------------
Total                                 100.0%                         $71,785,273
================================================================================
++ Includes Short-Term Securities (78.1% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/11/98                 560,000         $933,856         ($21,183)
British Pound 2/18/98                 460,000          766,866          (35,537)
British Pound 2/25/98                 900,000        1,499,940          (74,472)
British Pound 3/4/98                  230,000          383,203          (16,543)
British Pound 5/6/98                   50,000           83,085           (2,830)
--------------------------------------------------------------------------------
Total                                               $3,666,950        ($150,565)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    17

        JANUS GROWTH AND INCOME FUND Portfolio Manager, David J. Corkins

Performance
     I would like to begin my comments by thanking all of the Fund's investors for their confidence and support since I assumed manage-ment responsibilities on August 11, 1997. This is an exciting opportunity for me personally and the portfolio I inherited is in excellent shape. While I plan no major changes, there will be some fine-tuning aimed at reducing volatility.
     Janus Growth and Income Fund returned 37.78% for our fiscal year ended October 31, 1997, outperforming the S&P 500 Index, which gained 32.10%. Both returns include reinvested dividends.
     In the 12 months ended October 31, the Fund's total return ranked 27 (top 5%) out of 589 Growth and Income Funds tracked by Lipper Analytical Services, Inc., a large mutual fund rating company.(1)
     The Fund outperformed the Index for a number of reasons. First, the financial markets were bolstered by another year of positive business fundamentals, including low interest rates, low inflation, and moderate economic growth. We also benefited from another strong, if volatile, year in which the market gains became more broad based in the second half. Of course, individual stock selection played a major role in performance. By focusing primarily on large, fast-growing companies, particularly in the life sciences, financial and oil services sectors, we were able to generate healthy returns.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       92.4%               94.1%
  Foreign                                       8.0%                7.5%
  European                                      7.8%                7.5%
Fixed-Income Securities                          --                 2.9%
Top 10 Equities (% of Assets)                  33.9%               32.8%
Number of Stocks                                 64                  62
Cash & Cash Equivalents                         7.6%                3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Warner-Lambert Co.                              4.0%                 --
Diamond Offshore Drilling, Inc.                 4.0%                 --
Schlumberger Ltd.                               3.8%                 --
Coca-Cola Enterprises, Inc.                     3.6%                1.0%
Monsanto Co.                                    3.4%                2.9%
Pfizer, Inc.                                    3.3%                2.3%
Lucent Technologies, Inc.                       3.1%                4.5%
Eli Lilly and Co.                               3.0%                2.5%
Dell Computer Corp.                             3.0%                1.9%
Time Warner, Inc.                               2.7%                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5  Industries                        October 31, 1997    October 31, 1996
Medical - Drugs                                10.3%                9.3%
Chemicals - Diversified                         7.7%                6.2%
Diversified  Operations                         6.4%                2.9%
Oil and Gas Drilling                            5.3%                 --
Computer Software                               4.8%                2.1%
--------------------------------------------------------------------------------
Portfolio Strategy
     My investment approach is essentially the Janus investment approach. I select stocks one by one, based on rigorous analysis of company fundamentals and the added value of field research. Generally, I favor companies I think have predictable earnings that generate exceptional cash flow and emphasize shareholder value.
     Over time, I expect the Fund will be slightly less volatile than it has been in the last few years, but the emphasis will remain primarily on growth. Large growth stocks will continue to make up the core positions with income generated primarily from dividend-paying stocks, rather than bonds or fixed-income instruments.
     Slight changes in the portfolio should allow a reduction in the Fund's volatility. Until recently, the portfolio had been very concentrated, with about 35-40 stocks. That number will likely expand to about 50 names. Whereas the Fund had been mostly comprised of very large companies, I anticipate adding a few smaller large growth stocks. In addition, I hope to tap the expertise of our outstanding international team to some extent. International stocks will likely make up approximately 10% of the portfolio. By strategically adding foreign companies, return potential can be increased while overall volatility should be reduced.

Stock Highlights
     Companies in the portfolio tend to have three things in common: strong management, a good business and predictable earnings. Some examples include Sealed Air, the world's leading protective packaging company, which recently acquired the Cryovac packaging operations from W.R. Grace. Longtime holding Cisco Systems, the premier developer of networking equipment, continues to benefit as networking penetrates deeper into American business.
     Among our restructuring stories, Monsanto took an important step in its transformation into a pharmaceutical/agribiotech company when it spun off its chemical/fiber division. Monsanto's short-term earnings have been slightly below estimate, but its long-term growth potential is explosive. New management at Philips Electronics, based in the Netherlands, is streamlining operations, cutting costs, and disposing of low-margin divisions.
     I'm also very optimistic about financial services. After selling down Wells Fargo, which has had difficulties integrating its First Interstate acquisition, I added BankAmerica. Its management is exceptionally shareholder oriented and is restructuring operations. A strong California economy is also helping. Two other additions, Star Banc and U.S. Bancorp, emphasize low costs and higher returns on capital. Recent acquisitions have helped leverage their expense base and achieve some of the lowest efficiency ratios in the industry. Both are also moving away from capital intensive lending operations toward more fee-based businesses such as investment services, custody and processing operations. Oil services is another powerful theme as new technologies offered by Schlumberger and Halliburton make energy production more cost-efficient.
     Disappointments were few this year. We took losses in Gateway when it failed to execute as effectively as larger rivals Compaq and Dell. Ascend was also outperformed by its larger competitor Cisco. Volkswagen had a strong run until management opted to announce the issuance of six million new shares, which I believe will dilute future earnings.

Going Forward
     The recent readjustment in the equity market, coupled with declining interest rates, continue to make stocks an appealing invest-ment. Looking ahead, however, I expect market volatility to continue. As a result, I intend to be patient and search for stocks trading at a discount relative to their anticipated growth rate. Ultimately, I believe we can use the current volatility to add or increase positions where we have a high degree of confidence.
     Thank you for your continued investment in Janus Growth and Income Fund.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services, Inc. defines a Growth and Income Fund as one which "combines a growth of earnings orientation and an income requirement for level and/or rising dividends." As of October 31, 1997 Janus Growth and Income Fund ranked 4/382 of Growth and Income Funds for the 3-year period and 25/228 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    18

        JANUS GROWTH AND INCOME FUND Portfolio Manager, David J. Corkins

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($33,239) as compared to the S&P 500 Index ($29,346). There is a legend in the upper left quadrant of the graph which indicates Janus Growth and Income Fund's one-year, five-year and since inception (May 15, 1991) average annual total returns as 37.78%, 20.43% and 20.44%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                  JANUS GROWTH AND INCOME FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common  Stock - 91.2%
--------------------------------------------------------------------------------
Agricultural Operations - 1.7%
      850,000     Delta & Pine Land Co.                              $31,662,500
--------------------------------------------------------------------------------
Airlines - 2.7%
      575,000     UAL Corp.*                                          50,384,375
--------------------------------------------------------------------------------
Appliances - 0.7%
      152,132     Electrolux A.B. - Class B**                         12,602,751
--------------------------------------------------------------------------------
Applications Software - 0.2%
      100,000     J.D. Edwards & Co.*                                  3,400,000
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.5%
      264,432     Renault S.A.*                                        7,373,360
       34,938     Volkswagen A.G.**                                   20,684,880
--------------------------------------------------------------------------------
                                                                      28,058,240
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 3.6%
    2,400,000     Coca-Cola Enterprises, Inc.                         67,500,000
--------------------------------------------------------------------------------
Beverages - Wine and Spirits -  - 0.1%
       37,950     Beringer Wine Estates Holdings, Inc. - Class B*      1,176,450
--------------------------------------------------------------------------------
Building and Construction - 0.4%
      700,000     M.D.C. Holdings, Inc.#                               7,787,500
--------------------------------------------------------------------------------
Cable Television - 1.1%
      893,475     Tele-Communications, Inc. - Class A*                20,494,083
--------------------------------------------------------------------------------
Chemicals - Diversified - 7.7%
      890,000     Cytec Industries, Inc.*                             43,387,500
      435,000     E.I. du Pont de Nemours and Co.                     24,740,625
    1,500,000     Monsanto Co.                                        64,125,000
      600,000     Solutia, Inc.*                                      13,275,000
--------------------------------------------------------------------------------
                                                                     145,528,125
--------------------------------------------------------------------------------
Commercial Banks - 1.2%
    1,675,006     Banca Commerciale Italiana                          $4,600,406
      385,000     Star Banc Corp.                                     18,889,063
--------------------------------------------------------------------------------
                                                                      23,489,469
--------------------------------------------------------------------------------
Commercial Services - 0.2%
      200,000     ACNielsen Corp.*                                     4,575,000
--------------------------------------------------------------------------------
Computer Software - 4.8%
      416,125     Cadence Design Systems, Inc.*                       22,158,656
      330,000     Microsoft Corp.*                                    42,900,000
      500,000     Parametric Technology Co.*                          22,062,500
       91,300     Wind River Systems*                                  3,503,638
--------------------------------------------------------------------------------
                                                                      90,624,794
--------------------------------------------------------------------------------
Computers - Micro - 3.0%
      700,000     Dell Computer Corp.*                                56,087,500
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.5%
      536,325     Sealed Air Corp.*                                   27,654,258
--------------------------------------------------------------------------------
Cruise Lines - 1.1%
      436,000     Royal Caribbean Cruises, Ltd.                       20,246,750
--------------------------------------------------------------------------------
Diversified Financial Services - 0.7%
      110,000     Household International, Inc.                       12,457,500
--------------------------------------------------------------------------------
Diversified Operations - 6.4%
      750,000     General Electric Co.                                48,421,875
      610,000     Textron, Inc.                                       35,265,625
    1,436,125     Westinghouse Electric Corp.*                        37,967,555
--------------------------------------------------------------------------------
                                                                     121,655,055
--------------------------------------------------------------------------------
Electronic Components - 2.2%
      139,226     Philips Electronics N.V.**                          10,904,365
      400,000     Philips Electronics N.V. - N.Y. Shares**            31,350,000
--------------------------------------------------------------------------------
                                                                      42,254,365
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    19

                  JANUS GROWTH AND INCOME FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.4%
      800,000     Applied Materials, Inc.*                           $26,700,000
--------------------------------------------------------------------------------
Finance - Consumer Loans - 2.1%
      285,275     SLM Holding Corp.                                   40,045,478
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.2%
      550,000     Charles Schwab Corp.                                18,768,750
      625,000     Merrill Lynch & Co., Inc.                           42,265,625
--------------------------------------------------------------------------------
                                                                      61,034,375
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 3.7%
      780,000     Fannie Mae                                          37,781,250
      845,000     Freddie Mac                                         32,004,375
--------------------------------------------------------------------------------
                                                                      69,785,625
--------------------------------------------------------------------------------
Food - Diversified - 1.3%
      480,000     Sara Lee Corp.                                      24,540,000
--------------------------------------------------------------------------------
Life and Health Insurance - 0.4%
      237,000     UICI*                                                7,939,500
--------------------------------------------------------------------------------
Machinery - Construction and Mining - 0.9%
      275,000     Halliburton Co.                                     16,396,875
--------------------------------------------------------------------------------
Medical - Drugs - 10.3%
      850,000     Eli Lilly and Co.                                   56,843,750
      884,575     Pfizer, Inc.                                        62,583,681
      525,000     Warner-Lambert Co.                                  75,173,438
--------------------------------------------------------------------------------
                                                                     194,600,869
--------------------------------------------------------------------------------
Money Center Banks - 2.9%
      425,000     BankAmerica Corp.                                   30,387,500
      200,000     Citicorp                                            25,012,500
--------------------------------------------------------------------------------
                                                                      55,400,000
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.5%
      423,951     Assicurazioni Generali**                             9,481,611
--------------------------------------------------------------------------------
Multimedia - 2.7%
      900,000     Time Warner, Inc.                                   51,918,750
--------------------------------------------------------------------------------
Networking Products - 1.8%
      408,525     Cisco Systems, Inc.*                                33,511,816
--------------------------------------------------------------------------------
Oil - Field Services - 3.8%
      815,875     Schlumberger Ltd.                                   71,389,062
--------------------------------------------------------------------------------
Oil and Gas Drilling - 5.3%
    1,205,000     Diamond Offshore Drilling, Inc.                     75,011,250
      475,000     Transocean Offshore, Inc.                           25,650,000
--------------------------------------------------------------------------------
                                                                     100,661,250
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.9%
      410,000     Pioneer Natural Resources Co.                       16,425,625
--------------------------------------------------------------------------------
Oil Companies - Integrated - 1.0%
      375,000     Royal Dutch Petroleum Co. - N.Y. Shares             19,734,375
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 0.3%
       78,550     Smith International, Inc.*                           5,989,438
--------------------------------------------------------------------------------
Printers and Related Products - 1.4%
      557,500     Electronics for Imaging, Inc.*                      26,063,125
--------------------------------------------------------------------------------
Retail - Hypermarkets - 0.2%
      120,000     Costco Companies, Inc.*                              4,620,000
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.1%
      800,000     Dime Community Bancorp, Inc.#                       16,900,000
      275,000     HFNC Financial Corp.                                 4,056,250
--------------------------------------------------------------------------------
                                                                      20,956,250
--------------------------------------------------------------------------------
Super-Regional Banks - 1.5%
      234,850     U.S. Bancorp                                        23,881,309
       16,000     Wells Fargo & Co.                                    4,662,000
--------------------------------------------------------------------------------
                                                                      28,543,309
--------------------------------------------------------------------------------
Telecommunication Services - 3.2%
       60,000     Bell Canada International, Inc.*                    $1,005,000
      700,000     Lucent Technologies, Inc.                           57,706,250
       87,500     RSL Communications, Ltd.*                            2,056,250
--------------------------------------------------------------------------------
                                                                      60,767,500
--------------------------------------------------------------------------------
Telephone - Integrated - 0.5%
    1,386,961     Telecom Italia S.p.A.**                              8,690,303
--------------------------------------------------------------------------------
Total Common Stock (cost $1,340,098,463)                           1,722,833,851
--------------------------------------------------------------------------------
Preferred Stock - 1.2%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.2%
       15,563     Porsche A.G.**
                   (cost $17,252,482)                                 22,921,976
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.8%
               Household Finance Corp.
  $28,700,000     5.68%, 11/3/97                                      28,690,944
               IBM Credit Corp.
   25,000,000     5.48%, 11/7/97                                      24,977,167
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $53,668,111)         53,668,111
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.3%
               Fannie Mae:
   25,000,000     5.55%, 11/10/97                                     24,966,250
   75,000,000     5.95%, 1/12/98                                      74,182,361
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $99,151,250)           99,148,611
--------------------------------------------------------------------------------
Total Investments (total cost $1,510,170,306) - 100.5%             1,898,572,549
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5%)      (9,573,729)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $1,888,998,820
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    20

                  JANUS GROWTH AND INCOME FUND October 31, 1997

                       Summary of Investments by Country
                                October 31, 1997

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Bermuda                                 0.1%                          $2,056,250
Canada                                  0.1%                           1,005,000
France                                  0.4%                           7,373,360
Germany                                 2.3%                          43,606,856
Italy                                   1.2%                          22,772,320
Netherlands                             3.2%                          61,596,866
Sweden                                  0.7%                          12,602,751
United States ++                       92.0%                       1,747,559,146
--------------------------------------------------------------------------------
Total                                 100.0%                      $1,898,572,549
================================================================================
++ Includes Short-Term Securities (84.0% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Dutch Guilder 1/12/98              47,700,000      $24,595,236        ($844,708)
Dutch Guilder 2/25/98               9,000,000        4,651,403         (189,331)
Dutch Guilder 3/5/98                  700,000          361,925          (16,383)
Dutch Guilder 3/31/98              16,000,000        8,283,717          (80,832)
Dutch Guilder 4/8/98                4,000,000        2,071,680          (33,879)
German Deutschemark 11/12/97       12,000,000        6,960,961          (27,114)
German Deutschemark 12/17/97       71,500,000       41,562,518           235,659
German Deutschemark 2/26/98         5,000,000        2,917,664         (103,220)
German Deutschemark 4/22/98         5,000,000        2,925,859          (19,135)
Italian Lira 3/5/98               320,000,000          188,360           (6,658)
Italian Lira 3/11/98           30,400,000,000       17,893,782         (681,570)
Swedish Krona 3/4/98                5,500,000          735,766           (1,709)
Swedish Krona 3/11/98              18,500,000        2,475,214          (33,744)
Swedish Krona 4/22/98              67,000,000        8,972,093          (27,349)
--------------------------------------------------------------------------------
Total                                             $124,596,178      ($1,829,973)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    21

            JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

Performance
     For the fiscal year ended October 31, 1997, Janus Mercury Fund gained 17.07% versus a gain of 32.10% for the S&P 500 Index. Both returns include reinvested dividends.

The Year In Review
     While the stock market soared to new heights over the last 12 months, numerous crosscurrents swirled beneath the market's surface, and at times created a very difficult environment. There were actually two distinct periods this year. During the first half, the Fund was down 0.63% while the S&P 500 Index posted a return of 14.71%. However, most of the Index's gains were derived from only a handful of stocks. The "Nifty Fifty" acted as the catalyst for these early results, while small and midsize stocks severely underperformed their larger counterparts. Also, companies with high growth rates were particularly hard hit, leaving multiples severely compressed.
     During the last six months, the market's advance became much broader. Small and midsize stocks gained momentum and joined in the continuing rally. Investors once again rewarded companies with solid fundamentals and excellent growth, and looked beyond buying companies simply because of their size. The Fund performed well in this setting, moving ahead 17.70% versus the benchmark's gain of 17.39%.
     More recently, the portfolio has become slightly more focused because I trimmed back a number of smaller positions. While I remain dedicated to several themes, including financial services, technology, and pharmaceuticals, I increased the Fund's international exposure and also added several exciting positions in oil and gas service providers.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       97.4%               88.3%
  Foreign                                      23.6%               14.6%
  European                                     23.0%               11.9%
Top 10 Equities (% of Assets)                  34.2%               34.6%
Number of Stocks                                100                 116
Cash & Cash Equivalents                         2.6%               11.7%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Warner-Lambert Co.                              5.8%                 --
Philips Electronics N.V.
  - N.Y. Shares                                 5.6%                 --
Parametric Technology Co.                       4.7%                1.1%
Monsanto Co.                                    4.2%                 --
UNUM Corp.                                      3.0%                1.8%
Noble Drilling Corp.                            2.3%                 --
Transocean Offshore, Inc.                       2.3%                 --
Pittway Corp. - Class A                         2.1%                1.4%
Schlumberger Ltd.                               2.1%                 --
Sara Lee Corp.                                  2.1%                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                         October 31, 1997    October 31, 1996
Computer Software                               9.0%                1.3%
Oil and Gas Drilling                            6.9%                 --
Electronic Components                           6.8%                3.2%
Medical - Drugs                                 6.6%                6.4%
Chemicals - Diversified                         5.8%                 --
--------------------------------------------------------------------------------
Stock Highlights
     In financial services, I sold Wells Fargo, and added BankAmerica in its place. Wells Fargo had performed very well, but its integration of First Interstate had fallen behind schedule. BankAmerica has excellent fundamentals and more attractive long-term prospects. The company is de-emphasizing its loan portfolio and raising its fee-based business, freeing up capital and creating a steady stream of income.
     I also found several promising ideas in Europe. As the global economy continues to develop, competitive hurdles are rising, and many European companies are working to increase profits and boost efficiencies. Philips
Electronics, now the Fund's second largest holding, serves as an excellent example of the power of the new drive toward profitability. The company began its restructuring less than a year ago. Philips is focusing on its core business, selling underperforming or unprofitable divisions. By streamlining its operations, earnings growth is reaccelerating rapidly. The company topped analysts' estimates for the last three reporting periods, and further changes are still outstanding.
     I also added several positions in oil and gas service providers, including Transocean Offshore, Noble Drilling, and Schlumberger. Although oil servicers are not typically viewed as "growth" companies, our research is extremely positive on this group's earnings prospects. Global oil demand is increasing, and technology has made reserves reachable especially offshore. The larger oil companies have increased their exploration budgets as a result, and this is creating excellent demand for the servicers. New reserves must be located, and maximizing these reserves is becoming critical. The oil service providers are now uniquely positioned, commanding much higher prices for their services and technology.
     Among our pharmaceuticals, Warner-Lambert was a standout, more than doubling. The company has two exciting new products: Rezulin, which treats adult-onset diabetes, and Lipitor, which lowers cholesterol. Both are rapidly gaining market share, and revenues have increased dramatically as a result.
     Longtime holding Parametric Technology, a leader in computer-aided design manufacturing, was a disappointment this year. However, I added to the position on price weakness when the stock stalled due to poor Japanese sales. The company has addressed these problems, installed a new management team, and boosted sales incentives. Meanwhile, domestic sales have picked up, and Parametric has won several new European clients.

Going Forward
     As the year came to a close, the tremors that emanated from Southeast Asia's currency devaluations impacted stocks around the world. The effects of this regional downturn have yet to play themselves out, although they served as a brief reminder that stocks do not go up endlessly. Volatility, while unsettling, can be a disciplined investor's ally. Markets frequently overreact to potential problems, quickly compressing stock prices to create buying opportunities. Disciplined investors who have done their homework can pick up great stocks at very attractive valuations. I intend to continue to search for companies that exhibit strong growth characteristics. This strategy has served us well in the past, and I remain confident that it will pay dividends going forward.
     Thank you for your continued investment in Janus Mercury Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    22

            JANUS MERCURY FUND Portfolio Manager, Warren B. Lammert

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($24,523) as compared to the S&P 500 Index
($23,074). There is a legend in the upper left quadrant of the graph which indicates Janus Mercury Fund's one-year and since inception (May 3, 1993) average annual total returns as 17.07% and 22.06%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                       JANUS MERCURY FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 96.8%
--------------------------------------------------------------------------------
Advertising Sales - 0.6%
      362,334     Lamar Advertising Co.*                             $12,274,064
--------------------------------------------------------------------------------
Advertising Services - 0.6%
      404,925     Outdoor Systems, Inc.*                              12,451,444
--------------------------------------------------------------------------------
Appliances - 0.6%
      141,794     Electrolux A.B. - Class B**                         11,746,342
--------------------------------------------------------------------------------
Applications Software - 1.1%
      114,600     PeopleSoft, Inc.*                                    7,205,475
       60,175     Policy Management Systems Corp.*                     3,685,719
      212,750     Sapient Corp.*                                      11,328,938
--------------------------------------------------------------------------------
                                                                      22,220,132
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.1%
       36,557     Volkswagen A.G.**                                   21,643,401
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.1%
       68,150     OEA, Inc.                                            2,743,037
--------------------------------------------------------------------------------
Cable Television - 0.9%
      793,682     Tele-Communications, Inc. - Class A*                18,205,081
--------------------------------------------------------------------------------
Chemicals - Diversified - 5.8%
      371,325     E.I. du Pont de Nemours and Co.                     21,119,109
    1,930,475     Monsanto Co.                                        82,527,806
      485,465     Solutia, Inc.*                                      10,740,913
--------------------------------------------------------------------------------
                                                                     114,387,828
--------------------------------------------------------------------------------
Commercial Banks - 1.2%
    4,382,171     Banca Commerciale Italiana**                        12,035,639
       22,175     First Savings Bancorp, Inc.                            515,569
      210,650     Star Banc Corp.                                     10,335,016
--------------------------------------------------------------------------------
                                                                      22,886,224
--------------------------------------------------------------------------------
Computer Services - 0.8%
      119,650     Ceridian Corp.*                                     $4,673,828
      117,250     Ciber, Inc.*                                         5,188,312
      211,737     Technology Solutions Co.*                            6,669,716
--------------------------------------------------------------------------------
                                                                      16,531,856
--------------------------------------------------------------------------------
Computer Software - 9.0%
      772,550     Aspen Technologies, Inc.*                           29,067,194
      290,700     BEA Systems, Inc.*                                   3,924,450
      190,125     Cadence Designs Systems*                            10,124,156
      236,575     Microsoft Corp.*                                    30,754,750
    2,118,775     Parametric Technology Co.*                          93,490,947
      292,337     Wind River Systems*                                 11,218,432
--------------------------------------------------------------------------------
                                                                     178,579,929
--------------------------------------------------------------------------------
Computers - Memory Devices - 1.0%
      351,875     EMC Corp.*                                          19,705,000
--------------------------------------------------------------------------------
Computers - Micro - 3.1%
      559,525     Compaq Computer Corp.*                              35,669,719
      312,400     Dell Computer Corp.*                                25,031,050
--------------------------------------------------------------------------------
                                                                      60,700,769
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.2%
      448,075     Sealed Air Corp.*                                   23,103,867
--------------------------------------------------------------------------------
Diversified Financial Services - 1.8%
      450,000     Associates First Capital Corp. - Class A            28,631,250
      202,162     SunAmerica, Inc.                                     7,265,197
--------------------------------------------------------------------------------
                                                                      35,896,447
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    23

                       JANUS MERCURY FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Diversified Operations - 3.9%
      781,591     Metra Oy - Class B**                               $20,873,598
    2,950,424     Rentokil Initial PLC**                              11,874,158
      989,349     Siebe PLC**                                         18,996,000
      957,225     Westinghouse Electric Corp.*                        25,306,636
--------------------------------------------------------------------------------
                                                                      77,050,392
--------------------------------------------------------------------------------
Electronic Components - 6.8%
      318,063     Philips Electronics N.V.**                          24,911,116
    1,401,225     Philips Electronics N.V. - N.Y. Shares**           109,821,009
--------------------------------------------------------------------------------
                                                                     134,732,125
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 5.6%
    1,097,282     Analog Devices, Inc.*                               33,535,681
      489,850     Intel Corp.                                         37,718,450
      367,975     Texas Instruments, Inc.                             39,258,333
--------------------------------------------------------------------------------
                                                                     110,512,464
--------------------------------------------------------------------------------
Electronic Safety Devices - 2.1%
      673,075     Pittway Corp. - Class A                             41,940,986
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.7%
       96,950     SLM Holding Corp.                                   13,609,356
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.9%
      496,950     Charles Schwab Corp.                                16,958,419
--------------------------------------------------------------------------------
Food - Diversified - 3.9%
      109,691     Cultor Oy - Series l**                               5,943,848
      268,185     Raisio Group PLC**                                  29,012,488
      810,925     Sara Lee Corp.                                      41,458,541
--------------------------------------------------------------------------------
                                                                      76,414,877
--------------------------------------------------------------------------------
Investment Companies - 0.2%
      194,793     Tele-Communications TCI Ventures Group
                   - Class A*                                          4,492,414
--------------------------------------------------------------------------------
Life and Health Insurance - 3.0%
    1,203,750     UNUM Corp.                                          58,682,813
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.9%
      234,925     ASM Lithography Holding N.V. (ADR)*                 17,208,256
--------------------------------------------------------------------------------
Medical - Drugs - 6.6%
      283,424     Astra A.B. - Class A**                               4,582,211
    1,180,660     SmithKline Beecham PLC**                            11,186,145
      791,975     Warner-Lambert Co.                                 113,400,920
--------------------------------------------------------------------------------
                                                                     129,169,276
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 1.2%
      283,650     Bergen Brunswig Corp.                               11,363,728
      157,325     Cardinal Health, Inc.                               11,681,381
--------------------------------------------------------------------------------
                                                                      23,045,109
--------------------------------------------------------------------------------
Medical Information Systems - 0.8%
      374,075     HBO & Co.                                           16,272,263
--------------------------------------------------------------------------------
Medical Instruments - 0.8%
      216,100     Sofamor Danek Group, Inc.*                          14,883,888
--------------------------------------------------------------------------------
Money Center Banks - 2.7%
      315,300     Bank of New York Co., Inc.                          14,838,806
      392,050     BankAmerica Corp.                                   28,031,575
       79,525     Citicorp                                             9,945,595
--------------------------------------------------------------------------------
                                                                      52,815,976
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.4%
      168,904     Skandia Forsakrings A.B.**                           7,898,799
--------------------------------------------------------------------------------
Multimedia - 1.0%
      338,300     Time Warner Inc.                                    19,515,681
--------------------------------------------------------------------------------
Networking Products - 2.0%
      479,275     Cisco Systems, Inc.*                                39,315,527
--------------------------------------------------------------------------------
Oil - Field Services - 4.4%
   24,684,037     Ocean Rig ASA*,#                                   $30,676,120
      475,675     Schlumberger Ltd.                                   41,621,563
      500,008     Smedvig ASA - Class B                               14,713,268
--------------------------------------------------------------------------------
                                                                      87,010,951
--------------------------------------------------------------------------------
Oil and Gas Drilling - 6.9%
      455,500     Diamond Offshore Drilling, Inc.                     28,354,875
    1,249,925     Noble Drilling Corp.*                               44,450,458
      385,825     Santa Fe International Corp.                        18,977,767
      821,550     Transocean Offshore, Inc.                           44,363,700
--------------------------------------------------------------------------------
                                                                     136,146,800
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.6%
      162,672     Elf Aquitaine S.A.                                  20,178,433
      175,225     Elf Aquitaine S.A. (ADR)                            10,820,144
--------------------------------------------------------------------------------
                                                                      30,998,577
--------------------------------------------------------------------------------
Pharmacy Services - 1.3%
      914,450     Omnicare, Inc.                                      25,433,141
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.1%
      166,150     Reliance Group Holdings, Inc.                        2,097,644
--------------------------------------------------------------------------------
Recycling - 0.4%
      289,351     Tomra Systems A.S.A.                                 7,439,821
--------------------------------------------------------------------------------
Retail - Apparel and Shoe - 0.7%
      237,725     Nordstrom, Inc.                                     14,560,656
--------------------------------------------------------------------------------
Retail - Bedding - 0.7%
      371,100     Linens `N Things, Inc.                              13,336,406
--------------------------------------------------------------------------------
Retail - Consumer Electronics - 0.5%
      302,850     CompUSA, Inc.*                                       9,918,338
--------------------------------------------------------------------------------
Retail - Home Furnishings - 0.3%
      256,045     Industrie Natuzzi S.p.A. (ADR)                       5,729,007
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.5%
      779,525     Costco Companies, Inc.*                             30,011,713
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.9%
       82,800     Ambanc Holding Co., Inc.                             1,324,800
       45,790     Astoria Financial Corp.                              2,392,527
       64,595     Catskill Financial Corp.                             1,146,561
      109,950     Dime Bancorp, Inc.                                   2,638,800
      149,800     First Defiance Financial Corp.                       2,378,075
       45,550     FirstSpartan Financial Corp.                         1,662,575
       13,750     FSF Financial Corp.                                    262,969
       31,125     GSB Financial Corp.*                                   468,820
      118,425     Klamath First Bancorp, Inc.                          2,649,759
       64,700     North Central Bancshares, Inc.                       1,172,687
       64,700     Peekskill Financial Corp.                            1,083,725
       81,675     Provident Financial Holdings, Inc.*                  1,607,977
       68,137     Queens County Bancorp, Inc.                          2,469,966
      343,325     Roslyn Bancorp, Inc.                                 7,338,572
       76,575     TF Financial Corp.                                   1,801,905
       96,775     Washington Mutual Inc.                               6,623,039
--------------------------------------------------------------------------------
                                                                      37,022,757
--------------------------------------------------------------------------------
Security Services - 0.2%
      160,435     Securitas A.B. - Class B**                           4,287,284
--------------------------------------------------------------------------------
Telecommunication Equipment - 1.4%
      308,800     Oy Nokia Corp. (ADR) - Class A                      27,251,600
--------------------------------------------------------------------------------
Telephone - Integrated - 0.6%
    1,758,983     Telecom Italia S.p.A.**                             11,021,287
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    24

                       JANUS MERCURY FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Telephone - Local - 1.1%
      812,875     Cincinnati Bell, Inc.                              $21,947,625
--------------------------------------------------------------------------------
Transportation - Services - 0.8%
      298,950     Caliber System, Inc.                                15,582,769
--------------------------------------------------------------------------------
Total Common Stock (cost $1,605,839,650)                           1,907,390,418
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.6%
  389,107,000     Ericsson Telecomunicacoes S.A.
                   (cost $22,578,286)                                 11,470,795
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.6%
               Household Finance Corp.
  $51,400,000     5.68%, 11/3/97 (amortized cost $51,383,781)         51,383,781
--------------------------------------------------------------------------------
Total Investments (total cost $1,679,801,717) - 100%               1,970,244,994
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities- 0%               804,195
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $1,971,049,189
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Brazil                                  0.6%                         $11,792,124
Finland                                 4.2%                          83,081,533
France                                  1.6%                          30,998,576
Germany                                 1.3%                          25,255,469
Italy                                   1.5%                          28,815,579
Luxembourg                              0.5%                           9,466,800
Netherlands                             7.7%                         151,940,381
Norway                                  2.7%                          52,829,209
Sweden                                  1.4%                          28,514,636
United Kingdom                          2.1%                          42,056,304
United States ++                       76.4%                       1,505,494,383
--------------------------------------------------------------------------------
Total                                 100.0%                      $1,970,244,994
================================================================================
++ Includes Short-Term Securities (73.8% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/28/97              2,048,000       $3,426,304        ($108,339)
British Pound 12/4/97               4,400,000        7,359,000         (127,000)
British Pound 1/20/98               4,000,000        6,676,400            51,600
British Pound 2/18/98               4,000,000        6,668,400         (179,580)
Dutch Guilder 1/9/98               27,000,000       13,918,961         (734,723)
Dutch Guilder 2/25/98             138,000,000       71,321,515       (2,188,301)
Dutch Guilder 3/31/98               5,000,000        2,588,662          (61,239)
Finnish Markka 11/28/97            55,000,000       10,647,360           280,082
Finnish Markka 1/9/98              30,000,000        5,821,851         (258,672)
Finnish Markka 1/15/98              2,057,000          399,325          (20,105)
Finnish Markka 3/26/98             62,892,000       12,248,427         (139,841)
Finnish Markka 3/31/98             22,000,000        4,285,492         (106,795)
German Deutschemark 2/18/98        13,000,000        7,582,828         (568,692)
Italian Lira 1/9/98            29,250,000,000       17,227,332         (701,222)
Italian Lira 3/11/98           12,000,000,000        7,063,335         (303,914)
Swedish Krona 11/28/97             28,000,000        3,735,226          (66,786)
Swedish Krona 1/15/98              71,000,000        9,486,905         (274,594)
Swedish Krona 3/4/98               24,000,000        3,210,616         (203,512)
--------------------------------------------------------------------------------
Total                                             $193,667,939      ($5,711,633)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    25

               JANUS OLYMPUS FUND Portfolio Manager, Claire Young

Performance
     I would like to preface my remarks by thanking the Fund's investors for their confidence and support since I assumed management responsibilities from Scott Schoelzel on August 11, 1997. This is an exciting opportunity, especially in light of the compelling portfolio I have inherited.
     Janus Olympus Fund gained 24.98% for our fiscal year ended October 31, 1997. During the same period, the S&P 500 Index gained 32.10%. Both returns include reinvested dividends.
     Fiscal 1997 was a challenging year, particularly in the first half. During that time, investors were focused on a select number of large, multinational corporations. Valuations of these companies became stretched until the slight market decline in March and April. The breadth of the subsequent market recovery expanded to include small and midsize companies. Our focus on stocks with superior fundamentals rewarded us in the second half of the year, as evidenced by the Fund's second-half performance of 23.42% compared to the S&P 500 gain of 17.39%

Portfolio Strategy
     I want to take a moment to outline my investment philosophy. I look for companies with three main characteristics: superior product offerings, dynamic growth industries, and shareholder-oriented management. I believe that investing in companies with best-of-breed products provides superior returns over time. Equally important in realizing those returns is a management team that can lead a company through tremendous growth and still deliver on operational and financial expectations. I intend to continue to run the portfolio in a focused manner, with 45-60 stocks across a range of market capitalizations.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       93.8%               85.0%
  Foreign                                      14.7%                2.6%
  European                                     12.9%                2.6%
Top 10 Equities (% of Assets)                  40.7%               45.7%
Number of Stocks                                 57                  51
Cash & Cash Equivalents                         6.2%               15.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Pfizer, Inc                                     5.6%                 --
Warner-Lambert Co.                              5.1%                 --
Microsoft Corp.                                 5.1%                3.2%
Dell Computer Corp.                             4.7%                1.4%
Eli Lilly and Co.                               4.3%                1.2%
BankAmerica Corp.                               4.2%                 --
Schlumberger Ltd.                               3.3%                 --
Philips Electronics N.V
   - N.Y. Shares                                3.2%                 --
Monsanto Co.                                    2.6%                 --
Volkswagen A.G                                  2.6%                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5  Industries                        October 31, 1997    October 31, 1996
Medical - Drugs                                20.6%                2.7%
Computer  Software                              8.7%                4.9%
Money Center Banks                              6.3%                3.4%
Oil - Field  Services                           5.7%                 --
Computers - Micro                               4.7%                1.4%
--------------------------------------------------------------------------------
Stock Highlights
     Among our best performers for the year were technology stocks. Dell Computer has a superior operating model that allows it to deliver high quality PCs at low prices. Its build-to-order focus is revolutionizing the industry as other companies struggle to compete. Dell is also broadening its product line to encompass higher margin laptops, workstations, and servers. Microsoft continues to be the leader in desktop and operating system software. It benefits from the proliferation of computers at home and office, especially as the Internet phenomenon broadens. Microsoft has a tremendous product release schedule, with new versions of Windows NT and SQL Server to be offered in the coming year.
     In the telecommunications arena, Lucent and Qwest were excellent performers. Lucent Technologies dominates the large telecommunications switching and PCS wireless equipment market in the U.S. and is just beginning to capitalize on that position overseas. Qwest Communications is building the most advanced broadband communications network in the U.S. It is positioning itself to be the country's premier provider of voice, video, and data transport.
     In pharmaceuticals, Warner-Lambert, Pfizer, and Eli Lilly produced excellent returns. Warner-Lambert's new anti-cholesterol drug Lipitor and diabetes drug Rezulin continue to beat expectations for market share and sales gains. Pfizer is launching Viagra, a revolutionary drug to treat male erectile dysfunction. The company also has several exciting drugs in its product pipeline. Eli Lilly's Zyprexa for schizophrenia is well on its way to becoming a billion dollar drug, and its osteoporosis drug Evista will be launched in early 1998.
     New holdings were added in the oil service industry. Capital spending for offshore exploration is increasing and global demand for oil and natural gas is growing. Schlumberger is the leading provider of seismic, logging, and directional drilling services. Halliburton provides pressure pumping, wireline services, and oil well completion products. Both companies' technologically advanced products allow oil exploration companies to lower the cost of finding and extracting oil.
     There were some disappointments. I sold Telecomunicacoes Brasileiras in the second half as currency fears in Southeast Asia spread to Latin America. Although the prospects for the company's privatization continue to be positive, the volatility of the emerging markets and the potential of currency devaluation in Brazil overwhelmed the fundamentals. Nike was sold due to concerns of slowing demand in the U.S. footwear market.

Going Forward
     Looking ahead, I believe we have a solid, although volatile, backdrop for stocks. Inflationary pressures remain benign; indeed, with the currency moves in Asia, inflation should remain in check for the coming months. U.S. companies continue to identify compelling market opportunities and eliminate excess costs in their operations. In this environment, I believe our companies are well-positioned to continue to generate strong earnings and good returns.
     Thank you for your continued investment in Janus Olympus Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    26

               JANUS OLYMPUS FUND Portfolio Manager, Claire Young

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($15,477) as compared to the S&P 500 Index
($15,406). There is a legend in the upper left quadrant of the graph which indicates Janus Olympus Fund's one-year and since inception (December 29, 1995) average annual total returns as 24.98% and 26.90%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                       JANUS OLYMPUS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 92.8%
--------------------------------------------------------------------------------
Applications Software - 1.5%
      270,775     J.D. Edwards & Co.*                                 $9,206,350
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.6%
       26,749     Volkswagen A.G.**                                   15,836,620
--------------------------------------------------------------------------------
Beverages - Wine and Spirits - 0.2%
       39,500     Beringer Wine Estates Holdings, Inc. - Class B*      1,224,500
--------------------------------------------------------------------------------
Chemicals - Diversified - 4.1%
      375,525     Monsanto Co.                                        16,053,694
      408,875     Solutia, Inc.*                                       9,046,359
--------------------------------------------------------------------------------
                                                                      25,100,053
--------------------------------------------------------------------------------
Computer Software - 8.7%
      187,875     Cadence Design Systems, Inc.*                       10,004,344
      543,000     JBA Holdings PLC**                                   8,604,761
      239,850     Microsoft Corp.*                                    31,180,500
       99,125     Wind River Systems*                                  3,803,922
--------------------------------------------------------------------------------
                                                                      53,593,527
--------------------------------------------------------------------------------
Computers - Memory Devices - 1.0%
      150,000     VERITAS Software Corp.*                              6,243,750
--------------------------------------------------------------------------------
Computers - Micro - 4.7%
      360,000     Dell Computer Corp.*                                28,845,000
--------------------------------------------------------------------------------
Consulting Services - 0.7%
      295,425     Corporate Family Solutions, Inc.*,#                  4,394,447
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.9%
       81,800     Colgate-Palmolive Co.                                5,296,550
--------------------------------------------------------------------------------
Cruise Lines - 1.0%
      126,860     Royal Caribbean Cruises, Ltd.                        5,891,061
--------------------------------------------------------------------------------
Data Processing and Management - 0.9%
      119,075     i2 Technologies, Inc.*                               5,410,470
--------------------------------------------------------------------------------
Diversified Financial Services - 0.7%
      120,000     SunAmerica, Inc.                                    $4,312,500
--------------------------------------------------------------------------------
Diversified Operations - 2.0%
      454,875     Westinghouse Electric Corp.*                        12,025,758
--------------------------------------------------------------------------------
Educational Software - 1.5%
      122,075     CBT Group PLC (ADR)*                                 9,369,256
--------------------------------------------------------------------------------
Electric - Integrated - 0.5%
      100,000     Unified Energy System (GDR)                          3,125,000
--------------------------------------------------------------------------------
Electronic Components - 3.2%
      249,900     Philips Electronics N.V. - N.Y. Shares              19,585,912
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.9%
       54,575     Texas Instruments, Inc.                              5,822,470
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 1.0%
      210,150     GenRad, Inc.*                                        6,199,425
--------------------------------------------------------------------------------
Fiber Optics - 1.7%
      186,075     CIENA Corp.*                                        10,234,125
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 2.8%
      350,000     Charles Schwab Corp.                                11,943,750
       77,075     Merrill Lynch & Co., Inc.                            5,212,197
--------------------------------------------------------------------------------
                                                                      17,155,947
--------------------------------------------------------------------------------
Internet Content - 0.4%
      110,825     At Home Corp.*                                       2,673,653
--------------------------------------------------------------------------------
Internet Software - 1.4%
      110,025     America Online, Inc.*                                8,471,925
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.6%
       47,500     ASM Lithography Holding N.V. (ADR)*                  3,479,375
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    27

                       JANUS OLYMPUS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical - Drugs - 20.6%
      150,000     Bristol-Myers Squibb Co.                           $13,162,500
      398,600     Eli Lilly and Co.                                   26,656,375
      313,450     Kos Pharmaceuticals, Inc.*                          11,205,838
      491,000     Pfizer, Inc.                                        34,738,250
      200,000     SmithKline Beecham PLC (ADR)                         9,525,000
      219,925     Warner-Lambert Co.                                  31,490,511
--------------------------------------------------------------------------------
                                                                     126,778,474
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.7%
       61,025     Cardinal Health, Inc.                                4,531,106
--------------------------------------------------------------------------------
Money Center Banks - 6.3%
      360,000     BankAmerica Corp.                                   25,740,000
       48,600     Citicorp                                             6,078,038
      574,392     Lloyds TSB Group PLC**                               7,113,217
--------------------------------------------------------------------------------
                                                                      38,931,255
--------------------------------------------------------------------------------
Multimedia - 1.0%
      110,000     Time Warner Inc.                                     6,345,625
--------------------------------------------------------------------------------
Networking Products - 0.4%
       28,150     Cisco Systems, Inc.*                                 2,309,180
--------------------------------------------------------------------------------
Oil - Field Services - 5.7%
      250,000     Halliburton Co.                                     14,906,250
      231,050     Schlumberger Ltd.                                   20,216,875
--------------------------------------------------------------------------------
                                                                      35,123,125
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.9%
      150,000     Diamond Offshore Drilling, Inc.                      9,337,500
       45,475     Santa Fe International Corp.                         2,236,801
      120,000     Transocean Offshore, Inc.                            6,480,000
--------------------------------------------------------------------------------
                                                                      18,054,301
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.2%
       18,275     Lukoil Holding (ADR)                                 1,530,531
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 2.1%
       90,000     EVI, Inc.*                                           5,776,875
       93,575     Smith International, Inc.*                           7,135,094
--------------------------------------------------------------------------------
                                                                      12,911,969
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.9%
      127,625     Vornado Realty Trust                                 5,695,266
--------------------------------------------------------------------------------
Retail - Hypermarkets - 1.6%
      250,000     Costco Companies, Inc.*                              9,625,000
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.0%
      220,000     Fred Meyer, Inc.*                                    6,283,750
--------------------------------------------------------------------------------
Telecommunication Equipment - 3.9%
      100,000     Lucent Technologies, Inc.                            8,243,750
       69,073     Northern Telecom, Ltd.                               6,194,985
      105,000     Oy Nokia Corp. (ADR) - Class A                       9,266,250
--------------------------------------------------------------------------------
                                                                      23,704,985
--------------------------------------------------------------------------------
Telecommunication Services - 2.5%
       49,000     IXC Communications, Inc.*                            1,617,000
      227,025     Qwest Communications International, Inc.*           14,018,794
--------------------------------------------------------------------------------
                                                                      15,635,794
--------------------------------------------------------------------------------
Total Common Stock (cost $446,212,998)                               570,958,035
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
--------------------------------------------------------------------------------
Telecommunication Equipment - 1.0%
  217,350,000     Ericsson Telecomunicacoes S.A.
                   (cost $12,899,549)                                  6,407,433
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 6.6%
               Household Finance Corp.
  $25,900,000     5.68%, 11/3/97                                     $25,891,827
               IBM Credit Corp.
   15,000,000     5.48%, 11/7/97                                      14,986,300
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $40,878,127)         40,878,127
--------------------------------------------------------------------------------
Total Investments (total cost $499,990,674) - 100.4%                 618,243,595
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)      (2,592,920)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $615,650,675
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Brazil                                  1.0%                          $6,407,434
Finland                                 1.5%                           9,266,250
Germany                                 2.6%                          15,836,620
Netherlands                             3.2%                          19,585,913
Russia                                  0.7%                           4,655,532
United Kingdom                          5.6%                          34,612,233
United States++                        85.4%                         527,879,613
--------------------------------------------------------------------------------
Total                                 100.0%                        $618,243,595
================================================================================
++Includes Short-Term Securities (78.8% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 1/15/98                 400,000         $667,800         ($19,572)
British Pound 2/25/98                 190,000          316,654          (17,102)
British Pound 3/4/98               10,700,000       17,827,270         (881,260)
British Pound 3/25/98               2,000,000        3,329,200         (169,200)
German Deutschemark 11/12/97        2,300,000        1,334,184            41,908
German Deutschemark 12/17/97       22,000,000       12,788,467           (5,408)
German Deutschemark 4/22/98         2,500,000        1,462,930          (19,924)
--------------------------------------------------------------------------------
Total                                              $37,726,505      ($1,070,558)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    28

            JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

Performance
     Janus Overseas Fund gained 23.56% for our fiscal year ended October 31, 1997, significantly outperforming the Morgan Stanley International EAFE Index (EAFE stands for Europe, Australasia, and the Far East), which returned 4.63%. Both returns include reinvested net dividends.(1)
     For the 12 months, Janus Overseas Fund ranked 18 (top 5%) out of 406 international funds tracked by Lipper Analytical Services, Inc., a large mutual fund rating company.(2)
     I believe that superior individual stock selection, a process that takes advantage of the research inefficiencies present in foreign markets, accounted for the Fund's substantial lead versus the EAFE Index. Ultimately, I believe our intensive, fundamental analysis will continue to uncover companies with strong earnings growth potential, regardless of their geographic location.

The Year in Review
     I am pleased with our performance over the past year, especially in light of the increased volatility across foreign markets. Certainly, our results were bolstered due to limited exposure in the Far East and Japan. Concerns about the speculative frenzy in Southeast Asia convinced us early on to look for opportunity elsewhere. While Japan continued to feel the effects of its long-term economic malaise, we trained our sights on Europe. Productivity gains realized through corporate restructuring lifted returns at a growing number of European companies. While rising valuations toward the end of the year made it more difficult to find compelling values, pockets of opportunity continued to emerge.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       89.1%               73.6%
  Foreign                                      88.1%               72.4%
Top 10 Equities (% of Assets)                  22.6%               17.9%
Number of Stocks                                211                 190
Cash & Fixed Income Securities                 10.9%               26.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Siebe PLC                                       2.8%                 --
Philips Electronics N.V                         2.7%                0.3%
Philips Electronics N.V
  - N.Y. Shares                                 2.6%                0.6%
Electrolux A.B. - Class B                       2.5%                 --
Rentokil Initial PLC                            2.2%                3.7%
Elf Aquitaine S.A                               2.2%                 --
Akzo Nobel N.V                                  2.2%                 --
Lloyds TSB Group PLC                            1.9%                0.4%
Nokia Oy - Class A                              1.8%                0.1%
Suez Lyonnaise des Eaux                         1.7%                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                         October 31, 1997    October 31, 1996
Diversified Operations                          9.8%                9.9%
Money Center Banks                              6.1%                3.3%
Electronic Components                           5.8%                1.2%
Computer Services                               4.1%                5.5%
Medical - Drugs                                 3.7%                5.3%
--------------------------------------------------------------------------------
Top 5 Countries                          October 31, 1997    October 31, 1996
United  Kingdom                                20.3%               15.0%
Netherlands                                    12.4%                4.4%
France                                         12.0%                2.7%
Sweden                                          7.7%                7.2%
Germany                                         7.5%                7.2%
--------------------------------------------------------------------------------
Stock Highlights
     During the year, we emphasized a number of themes. First and foremost, we looked for reasonably priced, classic growth companies with superb management teams and established franchises. Beyond that, we zeroed in on companies that recognized the importance of building shareholder value.
     In the pharmaceutical arena, Novartis, formed by the merger of Sweden's Ciba-Geigy and Sandoz, has an impressive drug pipeline and continues to reap numerous cost efficiencies. Netherlands-based Akzo Nobel is redefining its core business and transforming itself from a cyclical chemical stock into a rapidly growing life sciences company. While expanding its higher-margin pharmaceutical business, drug sales should increase following the release of Remeron, its new anti-depressant drug.
     Intent on improving profit margins, Electrolux, a broadline manufacturer of home appliances, has implemented a dramatic restructuring plan under a new CEO that involves significant cost reductions and streamlining of operations.
France's Renault, suffering from low 1997 car sales, recently put its own extensive cost-cutting program into place. We believe they will surpass earnings estimates in 1998.
     Likewise, we're very optimistic about U.K.-based Logica and France's Cap Gemini, both key players in the growth of information technology infrastructure. We also invested in a number of well-positioned telephone equipment manufacturers. Sweeping global deregulation, coupled with tremendous demand for mobile phones and data communications equipment, should create a wealth of opportunities for Ericsson, Nokia, Northern Telecom and Alcatel.
     Finally, consolidation in the financial services industry created British-based Lloyds TSB and Germany's Bayerische Vereinsbank. Both mergers, part of a growing trend in Europe, offer significant economies of scale.
     Among our disappointments was Volkswagen. While its restructuring efforts and new product launches have met with earnings success, the company chose to announce a secondary offering of six million new shares, rather than buying back outstanding stock. The market received this news poorly, and the stock price dropped substantially. With the exception of blue chips such as Sony, NTT and Honda, Japanese companies also performed poorly. Japanese business in general needs to demonstrate a greater commitment to return on capital and disciplined capital deployment.

Going Forward
     I expect the current volatility in foreign equity markets to continue. The effects of the Asian currency crises have been far reaching, resulting in sharp corrections in emerging and developed markets alike. This will be an interesting time for patient, disciplined investors who are selective in their purchases and pursue individual stocks that are trading attractively. This is our approach and I believe it will serve us well going forward.
     Thank you for your continued investment in Janus Overseas Fund.

--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) Lipper Analytical Services, Inc. defines an International Fund as one which "invests its assets in securities whose primary trading markets are outside the United States." As of October 31, 1997, Janus Overseas Fund ranked 1/236 of International Funds for the 3-year period. This ranking is based on total return, including reinvested dividends and capital gains for the stated period. Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    29

            JANUS OVERSEAS FUND Portfolio Manager, Helen Young Hayes

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a solid blue line. The Morgan Stanley Capital International EAFE Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($18,627) as compared to the Morgan Stanley Capital International EAFE Index ($12,010). There is a legend in the upper left quadrant of the graph which indicates Janus Overseas Fund's one-year and since inception (May 2, 1994) average annual total returns as 23.56% and 19.45%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                      JANUS OVERSEAS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 88.0%
--------------------------------------------------------------------------------
Airlines - 2.3%
    1,217,691     Deutsche Lufthansa A.G.**,+                        $21,295,330
      740,262     KLM Royal Dutch Air Lines N.V.**                    25,098,502
        3,627     Sairgroup*,**                                        4,875,356
      459,037     Sas Danmark A/S                                      7,918,180
      444,667     SAS Norske ASA - Class B                             7,495,177
      563,481     SAS Svergie AB**                                     8,206,517
--------------------------------------------------------------------------------
                                                                      74,889,062
--------------------------------------------------------------------------------
Apparel Manufacturers - 0.2%
      167,017     Adolfo Dominguez S.A.*                               4,578,720
--------------------------------------------------------------------------------
Appliances - 2.6%
      986,116     Electrolux A.B. - Class B**                         81,690,735
--------------------------------------------------------------------------------
Athletic Footwear - 0.5%
      101,670     Adidas A.G.**                                       14,738,190
--------------------------------------------------------------------------------
Audio and Video Products - 0.2%
       62,500     Sony Corp.**                                         5,191,443
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.5%
        3,706     Bayerische Motoren Werke (BMW) A.G.**                2,685,052
       58,117     Mahindra & Mahindra, Ltd. (GDR)*,+                     581,170
      151,000     Mitsubishi Motors Corp.**                              662,908
    1,084,638     Renault S.A.*,**                                    30,243,794
       70,525     Tata Engineering & Locomotive Co., Ltd.+               698,198
      166,464     Tata Engineering & Locomotive Co., Ltd. (GDR)*,+     1,647,994
       77,110     Volkswagen A.G.**                                   45,652,615
--------------------------------------------------------------------------------
                                                                      82,171,731
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.4%
      547,000     Denso Corp.**                                       11,825,058
--------------------------------------------------------------------------------
Brewery - 0.4%
    1,760,600     Fomento Economico Mexicano, S.A. de C.V.           $12,336,744
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.5%
      509,925     Grupo Televisa S.A. (GDR)*                          15,807,675
      119,524     Modern Times Group MTG A.B.*,**                        854,402
--------------------------------------------------------------------------------
                                                                      16,662,077
--------------------------------------------------------------------------------
Building and Construction - 1.7%
      531,789     Suez Lyonnaise des Eaux**                           55,340,438
--------------------------------------------------------------------------------
Building and Construction Products - 0.6%
      946,000     Matsushita Electric Works, Ltd.**                    8,573,541
      429,730     Tarkett A.G.**                                      11,435,152
--------------------------------------------------------------------------------
                                                                      20,008,693
--------------------------------------------------------------------------------
Casino Services - 0.3%
    1,505,063     London Clubs International PLC**                     7,823,904
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.1%
       95,300     Millicom International Cellular S.A.*                4,002,600
--------------------------------------------------------------------------------
Chemicals - Diversified - 2.5%
      393,813     Akzo Nobel N.V.**,+                                 69,419,194
      694,017     Imperial Chemical Industries PLC**                  10,241,415
--------------------------------------------------------------------------------
                                                                      79,660,609
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.2%
        3,176     Clariant A.G.**                                      2,449,575
    1,271,167     Victrex PLC**                                        4,902,726
--------------------------------------------------------------------------------
                                                                       7,352,301
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    30

                      JANUS OVERSEAS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Banks - 3.7%
   10,092,643     Banca Commerciale Italiana                         $27,719,459
      127,050     Banco Rio de La Plata S.A. (ADR)*                    1,334,025
      298,261     Bankgesellschaft Berlin A.G.**                       7,364,888
      496,473     Bayerische Vereinsbank A.G.**                       29,566,524
      376,049     BG Bank A/S+                                        24,202,307
    2,428,205     Credito Italiano S.p.A.                              6,511,034
    2,260,172     Merita Ltd. - Class A                               11,066,255
       19,349     Nordbanken A.B.**                                      607,546
      363,275     Uniao de Bancos Brasileiros S.A. (GDR)*              9,899,244
--------------------------------------------------------------------------------
                                                                     118,271,282
--------------------------------------------------------------------------------
Commercial Services - 1.1%
    1,365,915     Btg Plc**                                           15,529,609
      130,530     Sophus Berendsen A/S - Class B                      19,726,260
--------------------------------------------------------------------------------
                                                                      35,255,869
--------------------------------------------------------------------------------
Computer Services - 4.1%
      155,281     Atos S.A.*,**                                       17,346,255
      417,159     Cap Gemini S.A.**                                   33,192,772
    3,738,455     Capita Group PLC**                                  19,245,877
      231,306     Delphi Group PLC**                                   2,668,594
       99,473     Enator A.B.*,**                                      1,581,631
      275,804     Getronics N.V.**                                     9,109,510
    2,109,225     Logica PLC**                                        30,064,155
      108,908     Misys (Jersey)*,**                                   2,702,892
      381,180     Misys PLC**                                          9,603,991
      346,645     WM-Data A.B. - Class B**                             6,021,177
--------------------------------------------------------------------------------
                                                                     131,536,854
--------------------------------------------------------------------------------
Computer Software - 3.0%
       52,000     Dassault Systemes S.A. (ADR)                         1,560,000
      677,908     JBA Holdings PLC**                                  10,742,608
      401,662     Merkantildata A.S.A.                                13,483,219
          819     NTT Data Corp.**                                    39,155,643
      847,430     SEMA Group PLC**                                    19,042,142
       96,657     TT Tieto Oy - Class B                               10,849,257
--------------------------------------------------------------------------------
                                                                      94,832,869
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.3%
      925,000     Fujitsu, Ltd.**                                     10,152,156
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.6%
      399,271     Rhone-Poulenc - Class A**                           17,445,450
--------------------------------------------------------------------------------
Diversified Financial Services - 0.1%
       30,655     Compagnie Bancaire S.A.**                            3,941,027
--------------------------------------------------------------------------------
Diversified Operations - 9.8%
      354,098     Amer Group, Ltd.                                     7,400,923
       15,655     Barco N.V.                                           3,020,112
   12,196,020     First Pacific Co., Ltd.                              7,692,037
    2,143,432     General Electric Co. PLC**                          13,685,378
      387,143     Grupo Carso S.A. de C.V. - Series A1*                2,436,886
    1,906,886     Hays PLC**                                          22,383,600
      851,000     Hutchison Whampoa, Ltd.                              5,890,226
      132,400     Kinnevik A.B. - Class B**                            2,635,890
      559,967     Lagardere S.C.A.**                                  16,139,320
      347,194     Metra Oy - Class B                                   9,272,353
      532,450     Quinenco S.A. (ADR)*                                 7,787,081
   17,621,956     Rentokil Initial PLC**                              70,920,619
    4,747,192     Siebe PLC**                                         91,148,484
       88,539     South African Breweries, Ltd.**,+                    2,354,902
      947,000     Swire Pacific Ltd. - Class A                         5,059,978
      881,039     TI Group PLC**                                       8,088,843
    2,446,239     Tomkins PLC**                                       12,552,420
    4,401,104     Williams PLC**                                      26,421,156
--------------------------------------------------------------------------------
                                                                     314,890,208
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.1%
       89,300     Elan Corp. PLC (ADR)*                               $4,453,838
--------------------------------------------------------------------------------
Electric - Integrated - 0.8%
      199,000     Cemig S.A. (adr)                                     7,910,250
   91,220,000     Companhia de Eletricidade do Estado da Bahia*        4,964,579
      304,325     Compannia Paranaense de Energia-Copel (ADR)*         3,632,880
       56,575     Mosenergo (ADR)+                                     2,404,438
      221,931     Unified Energy System (GDR)*                         6,935,344
--------------------------------------------------------------------------------
                                                                      25,847,491
--------------------------------------------------------------------------------
Electric Products - 0.5%
    1,379,000     Hitachi, Ltd.**                                     10,605,926
       81,070     Siemens A.G.**                                       4,997,541
--------------------------------------------------------------------------------
                                                                      15,603,467
--------------------------------------------------------------------------------
Electronic Components - 5.8%
    1,049,002     Electrocomponents PLC**                              8,144,501
    1,092,621     Philips Electronics N.V.**                          85,575,526
    1,055,525     Philips Electronics N.V. - N.Y. Shares**            82,726,772
      382,417     Pricer A.B. - Class B*,**                            8,890,773
--------------------------------------------------------------------------------
                                                                     185,337,572
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 0.2%
       48,316     Simac Techniek N.V.**                                6,181,646
--------------------------------------------------------------------------------
Electronic Parts Distributors - 0.4%
    1,614,779     Premier Farnell PLC**                               12,510,142
--------------------------------------------------------------------------------
Engineering - Research and Development - 0.2%
        2,600     Abb A.g.**                                           3,398,058
       13,868     VA Technologie A.G.                                  2,464,743
--------------------------------------------------------------------------------
                                                                       5,862,801
--------------------------------------------------------------------------------
Environmental Monitoring and Detection Devices - 0%
       89,846     Munters A.B.*,**,+                                     912,358
--------------------------------------------------------------------------------
Film Processing - 0.7%
      143,425     Grand Optical Photoservice**,+                      23,148,188
--------------------------------------------------------------------------------
Finance - Auto Loans - 0.2%
   14,264,000     Putra Surya Multidana*                               4,945,904
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.1%
      217,000     Nomura Securities Co., Ltd.**                        2,525,983
--------------------------------------------------------------------------------
Food - Catering - 0.6%
    1,808,623     Compass Group PLC**,+                               19,273,952
--------------------------------------------------------------------------------
Food - Dairy Products - 0.2%
      258,960     Koninklijke Nutricia Verenidge Bedrijven N.V.**      7,405,632
--------------------------------------------------------------------------------
Food - Diversified - 1.0%
      820,983     Grand Metropolitan PLC**                             7,406,680
       17,666     Hero A.G.**,+                                        9,361,910
      138,271     Raisio Group PLC*                                   14,958,278
--------------------------------------------------------------------------------
                                                                      31,726,868
--------------------------------------------------------------------------------
Food - Retail - 0.1%
        8,436     Carrefour S.A.**                                     4,411,431
--------------------------------------------------------------------------------
Glass Products - 0.4%
    4,327,370     Pilkington PLC**                                    10,957,416
--------------------------------------------------------------------------------
Home Furnishings - 0.1%
      441,289     Ekornes A.S.A.                                       4,034,299
--------------------------------------------------------------------------------
Human Resources - 0.1%
      155,886     Vedior N.V.**,+                                      3,204,915
--------------------------------------------------------------------------------
Investment Companies - 0.1%
      349,458     Corp. Financiera Reunida, S.A.                       1,875,187
      190,604     Investment AB Bure**                                 2,330,270
--------------------------------------------------------------------------------
                                                                       4,205,457
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.1%
      243,482     Amvescap PLC**                                       1,606,992
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    31

                      JANUS OVERSEAS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Lasers - Systems and Components - 0.1%
      326,525     Rofin-Sinar Technologies, Inc.*                     $4,530,534
--------------------------------------------------------------------------------
Life and Health Insurance - 1.1%
       52,095     Schweizerishe Lebensversicherungs-und
                   Rentenanstalt**                                    35,367,055
       11,000     Union des Assurances Federales**                     1,232,619
--------------------------------------------------------------------------------
                                                                      36,599,674
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.6%
       43,425     ASM Lithography Holding N.V. (ADR)*                  3,180,881
    1,353,957     Powerscreen International PLC**                     15,859,097
--------------------------------------------------------------------------------
                                                                      19,039,978
--------------------------------------------------------------------------------
Machinery - Pumps - 0.2%
      150,400     Pfeiffer Vacuum Technology A.G. (ADR)*               4,888,000
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 1.0%
       16,201     Ares-Serono Group - Class B**                       30,745,546
--------------------------------------------------------------------------------
Medical - Drugs - 3.7%
       40,506     Altana A.G.**                                        2,948,840
      608,117     Astra A.B. - Class A**                               9,831,632
      652,004     Glaxo Wellcome PLC**                                13,491,884
       18,374     Novartis A.G.**                                     28,856,048
        4,267     Roche Holding A.G.**                                37,600,946
      697,226     SmithKline Beecham PLC**                             6,605,857
       29,300     SmithKline Beecham PLC (ADR)**                       1,395,413
      699,000     Takeda Chemical Industries**                        19,063,105
--------------------------------------------------------------------------------
                                                                     119,793,725
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.2%
       31,133     Gehe A.G.**                                          1,627,962
      290,525     Grupo Casa Autrey S.A. de C.V. (ADR)                 4,975,241
--------------------------------------------------------------------------------
                                                                       6,603,203
--------------------------------------------------------------------------------
Medical Products - 0.6%
      365,550     Fresenius Medical Care A.G. (ADR)*                   8,613,272
      317,217     Ortivus A.B.*,**,#                                  11,020,033
--------------------------------------------------------------------------------
                                                                      19,633,305
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 0.9%
    1,238,767     Assa Abloy A.B. - Class B**                         28,303,415
--------------------------------------------------------------------------------
Money Center Banks - 5.6%
      117,023     Banque Nationale de Paris**                          5,184,273
      713,335     Barclays PLC**                                      17,859,139
      106,832     Credit Suisse Group*,**                             15,090,822
      596,222     Deutsche Bank A.G.**                                39,074,900
    5,036,074     Lloyds TSB Group PLC**                              62,366,270
      411,000     Mitsubishi Trust & Banking Corp.**                   5,057,619
    1,311,000     Mitsui Trust & Banking Co., Ltd.**                   4,556,397
       77,495     Skandinaviska Enskilda Banken - Class A**              838,710
       28,770     Societe Generale**                                   3,948,602
    1,095,000     Sumitomo Trust & Banking Co., Ltd.**                 8,348,839
        9,508     Ubs**                                               10,976,117
       97,385     Unidanmark A/S - Class A                             6,585,595
--------------------------------------------------------------------------------
                                                                     179,887,283
--------------------------------------------------------------------------------
Mortgage Banks - 0.8%
      469,059     Deutsche Pfandbrief & Hypothekenbank A.G.**         26,516,798
--------------------------------------------------------------------------------
Motorcycle and Motor Scooter Manufacturing - 0%
        4,795     Bajaj Auto, Ltd. (GDR)+                                 81,746
--------------------------------------------------------------------------------
Multi-Line Insurance - 3.5%
       94,334     AGF (Assurances Generales de France)**               4,973,972
       38,032     Allianz A.G.**                                       8,485,182
    1,166,606     Assicurazioni Generali                              26,090,998
        6,858     Baloise Holdings, Ltd.**                            12,376,349
    1,838,001     Royal & Sun Alliance Insurance Group PLC**          17,614,452
--------------------------------------------------------------------------------
Multi-Line Insurance - (continued)
       50,216     Sampo Insurance Co., Ltd. - Class A*                $1,496,585
      370,294     Skandia Forsakrings A.B.**                          17,316,807
       53,835     Zurich Versicherungs-Gesellschaft**                 22,283,688
--------------------------------------------------------------------------------
                                                                     110,638,033
--------------------------------------------------------------------------------
Office Automation and Equipment - 0.1%
       23,492     Oce N.V.**                                           2,681,206
--------------------------------------------------------------------------------
Office Furnishings - 0.9%
      896,496     Koninklijke Ahrend Groep N.V.**,#                   29,887,465
--------------------------------------------------------------------------------
Oil -  Field Services - 1.3%
       64,531     Isis*,**,+                                           7,567,433
      404,425     Schlumberger Ltd.                                   35,387,187
--------------------------------------------------------------------------------
                                                                      42,954,620
--------------------------------------------------------------------------------
Oil - International Integrated - 0.8%
      232,579     Total S.A.**                                        25,859,903
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.4%
      566,338     Elf Aquitaine S.A.**                                70,250,648
      122,700     Transocean Offshore, Inc.                            6,625,800
--------------------------------------------------------------------------------
                                                                      76,876,448
--------------------------------------------------------------------------------
Oil Companies - Integrated - 1.1%
      990,371     British Petroleum Co. PLC**                         14,348,907
       95,375     Lukoil Holding (ADR)                                 7,987,656
      367,900     Ypf S.a. (adr)                                      11,772,800
--------------------------------------------------------------------------------
                                                                      34,109,363
--------------------------------------------------------------------------------
Oil Refining and Marketing - 0.1%
      284,000     Bharat Petroleum Corp., Ltd.                         3,405,031
--------------------------------------------------------------------------------
Paper and Related Products - 0.2%
    1,357,300     Kimberly-Clark de Mexico, S.A. de C.V. - Class A     5,924,082
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.1%
      466,000     Tokio Marine & Fire Insurance Co.**                  4,649,538
--------------------------------------------------------------------------------
Publishing - Books - 1.6%
    1,382,640     Elsevier N.V.**                                     21,729,283
      229,811     Wolters Kluwer N.V.**                               28,230,171
--------------------------------------------------------------------------------
                                                                      49,959,454
--------------------------------------------------------------------------------
Publishing - Newspapers - 0.3%
      609,706     Newsquest PLC*,**,+                                  2,402,678
      669,634     Pearson PLC**                                        8,646,401
--------------------------------------------------------------------------------
                                                                      11,049,079
--------------------------------------------------------------------------------
Real Estate Development - 0.3%
      832,000     Mitsui Fudosan Co., Ltd.**                           9,408,163
--------------------------------------------------------------------------------
Real Estate Investment and Management - 0.8%
      379,226     Fastighets A.B. Tornet**                             4,965,663
    1,575,000     Mitsubishi Estate Co., Ltd.**                       19,905,210
--------------------------------------------------------------------------------
                                                                      24,870,873
--------------------------------------------------------------------------------
Recycling - 0.4%
      537,716     Tomra Systems A.S.A.                                13,825,806
--------------------------------------------------------------------------------
Reinsurance - 0%
       16,787     Scor**                                                 781,308
--------------------------------------------------------------------------------
Retail - Discount - 0.1%
    1,035,289     Cifra S.A. de C.V.                                   2,050,905
--------------------------------------------------------------------------------
Retail - Diversified - 0.1%
       61,500     Ryohin Keikaku Co., Ltd.**                           4,269,767
--------------------------------------------------------------------------------
Retail - Jewelry - 0.1%
       14,713     TAG Heuer International S.A.*,**                     1,685,838
--------------------------------------------------------------------------------
Retail - Pubs - 0.2%
      183,206     J.D. Wetherspoon PLC**                               4,838,686
--------------------------------------------------------------------------------
Retail - Restaurants - 0.2%
       96,742     Tele Pizza S.A.*                                     6,648,683
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    32

                      JANUS OVERSEAS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Rubber - Tires - 0.8%
      503,662     Compagnie Generale des Etablissements
                   Michelin - Class B**                              $25,891,700
--------------------------------------------------------------------------------
Security Services - 0.3%
       66,241     Prosegur, CIA de Seguridad S.A.                        742,796
      374,967     Securitas A.B. - Class B**                          10,020,194
--------------------------------------------------------------------------------
                                                                      10,762,990
--------------------------------------------------------------------------------
Special Purpose Banks - 0.6%
       48,719     Dexia Belgium (Credit Communal)+                     5,323,650
      143,798     Dexia France**                                      14,464,647
--------------------------------------------------------------------------------
                                                                      19,788,297
--------------------------------------------------------------------------------
Telecommunication Equipment - 2.1%
       72,479     Alcatel Alsthom**                                    8,763,909
      650,443     Nokia Oy - Class A                                  56,896,605
       29,775     Northern Telecom Ltd.                                2,670,445
--------------------------------------------------------------------------------
                                                                      68,330,959
--------------------------------------------------------------------------------
Telecommunication Services - 2.4%
   12,045,601     Freepages Group PLC*,**                              7,170,740
      434,675     Nortel Inversora S.A. (ADR)*                        10,866,875
      109,922     Royal PTT Nederland N.V.**                           4,202,667
      320,166     Telefonaktiebolaget L.M. Ericsson (ADR)
                   - Class B**                                        14,167,346
      651,540     Telefonaktiebolaget L.M. Ericsson - Class B**       28,728,181
      516,200     Telefonica del Peru S.A. (ADR)                      10,194,950
--------------------------------------------------------------------------------
                                                                      75,330,759
--------------------------------------------------------------------------------
Telephone - Integrated - 2.1%
        4,675     Nippon Telegraph & Telephone Corp.**                39,648,284
      274,150     Telecom Argentina Stet S.A. (ADR)                    6,939,422
    2,350,884     Telecom Italia S.p.A.                               14,729,970
      191,425     Telefonica de Argentina S.A. (ADR)                   5,383,828
--------------------------------------------------------------------------------
                                                                      66,701,504
--------------------------------------------------------------------------------
Tobacco - 0%
       26,791     Souza Cruz S.A.                                        217,983
--------------------------------------------------------------------------------
Transportation - Services - 0.6%
      119,850     Koninklijke Nedlloyd Groep N.V.**                    3,563,283
    1,381,191     Stagecoach Holdings PLC**                           16,884,509
--------------------------------------------------------------------------------
                                                                      20,447,792
--------------------------------------------------------------------------------
Travel Services - 0.3%
        2,846     Kuoni Reisen A.G. - Class B**                       10,802,028
--------------------------------------------------------------------------------
Total Common Stock (cost $2,512,771,336)                           2,820,025,842
--------------------------------------------------------------------------------
Foreign Bond - 0.5%
--------------------------------------------------------------------------------
Money Center Banks - 0.5%
--------------------------------------------------------------------------------
JPY 1,860,000,000 STB Cayman Capital Ltd., 0.50%
                  bank guaranteed notes, due 10/1/07+
                  (cost $16,133,929)                                  15,407,206
--------------------------------------------------------------------------------
Preferred Stock - 1.1%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0%
          990     Porsche A.G.**                                       1,458,122
--------------------------------------------------------------------------------
Brewery - 0.1%
    2,926,000     Companhia Cervejaria Brahma                          1,831,321
--------------------------------------------------------------------------------
Electric - Integrated - 0.2%
      160,000     Centrais Electricas de Santa Catarina S.A.             172,706
  187,018,000     Companhia Energetica de Minas Gerais                 7,464,095
   35,975,000     Companhia Paranaense de Energia-Copel                  436,103
--------------------------------------------------------------------------------
                                                                       8,072,904
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.2%
   26,571,000     Petroleo Brasileiro S.A.                             5,133,678
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.5%
  375,110,000     Ericsson Telecomunicacoes S.A.                     $11,058,166
       38,925     Oy Nokia Corp. (ADR) - Class A                       3,435,131
--------------------------------------------------------------------------------
                                                                      14,493,297
--------------------------------------------------------------------------------
Telephone - Integrated - 0.1%
       42,250     Telecomunicacoes Brasileiras S.A. (ADR)              4,288,375
--------------------------------------------------------------------------------
Total Preferred Stock (cost $41,184,088)                              35,277,697
--------------------------------------------------------------------------------
Warrants - 0%
       61,734     Rhone-Poulenc, exp. 11/05/01*
                  (cost $10,436)                                         195,733
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.9%
               Deutsche Bank A.G.
  $25,000,000     5.51%, 11/10/97                                     24,965,563
               UBS Financial, Inc.
  132,500,000     5.69%, 11/3/97                                     132,458,115
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $157,423,678)       157,423,678
--------------------------------------------------------------------------------
Time Deposit - 1.7%
               Sun Trust Bank EDT
   55,000,000     5.625%, 11/3/97 (cost $55,000,000)                  55,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,782,523,467) - 96.2%              3,083,330,156
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 3.8%        121,867,282
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $3,205,197,438
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    33

                      JANUS OVERSEAS FUND October 31, 1997

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Argentina                               1.2%                         $36,296,949
Austria                                 0.1%                           2,464,743
Belgium                                 0.3%                           8,343,761
Brazil                                  1.9%                          57,009,378
Canada                                  0.1%                           2,670,445
Chile                                   0.3%                           7,787,080
Denmark                                 1.9%                          58,432,342
Finland                                 3.7%                         115,375,388
France                                 12.0%                         371,361,529
Germany                                 7.5%                         231,348,367
Hong Kong                               0.6%                          18,642,240
India                                   0.2%                           6,414,137
Indonesia                               0.2%                           4,945,903
Ireland                                 0.1%                           4,453,837
Italy                                   2.4%                          75,051,460
Japan                                   7.1%                         219,006,786
Luxembourg                              0.1%                           4,002,600
Mexico                                  1.4%                          43,531,532
Netherlands                            12.4%                         382,196,653
Norway                                  1.3%                          38,838,500
Peru                                    0.3%                          10,716,843
Russia                                  0.6%                          17,327,438
South Africa                            0.1%                           2,354,902
Spain                                   0.5%                          13,845,385
Sweden                                  7.7%                         238,923,283
Switzerland                             7.3%                         225,869,334
United Kingdom                         20.3%                         627,152,142
United States++                         8.4%                         258,967,199
--------------------------------------------------------------------------------
Total                                 100.0%                      $3,083,330,156
================================================================================
++ Includes Short-Term Securities (1.5% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/11/98               5,000,000       $8,338,000        ($278,649)
British Pound 2/18/98              83,000,000      138,369,300       (3,726,285)
British Pound 2/19/98              22,000,000       36,674,000            44,000
Dutch Guilder 1/9/98               17,000,000        8,763,790         (240,351)
Dutch Guilder 2/18/98              15,000,000        7,749,935         (570,841)
Dutch Guilder 2/19/98              44,000,000       22,734,318       (1,080,775)
French Franc 11/28/97              70,000,000       12,116,596           217,662
French Franc 1/20/98                4,000,000          694,565          (17,975)
French Franc 2/18/98              155,220,000       26,993,374       (1,920,935)
German Deutschemark 1/9/98         10,000,000        5,820,383         (177,042)
German Deutschemark 2/3/98          2,800,000        1,631,987          (50,959)
German Deutschemark 2/26/98        28,123,000       16,410,690         (812,798)
Japanese Yen 12/18/97             770,000,000        6,401,112           567,214
Japanese Yen 1/20/98              910,000,000        7,565,334           632,864
Japanese Yen 2/18/98            5,500,000,000       45,726,448         1,077,458
Japanese Yen 3/18/98            7,580,000,000       63,021,874         2,356,584
Japanese Yen 3/25/98              150,000,000        1,247,147            25,117
South African Rand 10/2/98          6,000,000        1,153,846          (15,758)
Swedish Krona 1/15/98              84,500,000       11,290,754         (304,743)
Swedish Krona 2/2/98               25,000,000        3,342,291         (103,151)
Swedish Krona 2/11/98              21,000,000        2,808,050         (132,891)
Swiss Franc 11/12/97                1,671,000        1,192,379             5,470
Swiss Franc 1/9/98                  6,000,000        4,308,797         (162,574)
Swiss Franc 1/20/98                 8,500,000        6,111,151         (175,397)
Swiss Franc 2/18/98                 4,000,000        2,884,338         (210,541)
Swiss Franc 2/19/98                13,000,000        9,375,451         (422,283)
--------------------------------------------------------------------------------
Total                                             $452,725,910      ($5,477,579)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    34

        JANUS SPECIAL SITUATIONS FUND Portfolio Manager, David C. Decker

Performance
     Janus Special Situations Fund opened on December 31, 1996. As of October 31, 1997, the end of the fiscal period, the Fund gained 40.80%. The S&P 500 Index gained 25.31% for the same 10-month period. Both returns include reinvested dividends.
     Once again, I would like to thank you for your initial investment and confidence in Janus Special Situations Fund. We have had a very strong start, and I hope to keep the momentum going.
     As a stock picker, my primary goal is to find stocks whose prices don't reflect events that I believe are likely to materially change the stocks' valuation. For example, these could be changes in management, corporate structure, or a significant reallocation of capital. Such changes should result in a substantial increase in the company's free cash flow (its discretionary cash). This strategy served us well in the first 10 months.

Stock Highlights
     The stocks I favor are sometimes controversial. Usually my view will differ from the consensus view of the stock. Take Westinghouse. We began buying the stock after a meeting with the head of the radio division. His company, Infinity Broadcasting, had been acquired by Westinghouse and, as a result, he was now Westinghouse's largest individual shareholder. At the time, the consensus view on the stock was that CBS, which Westinghouse also owns, would never recover and that the fortunes of Westinghouse's string of local TV stations were tied to the dismal outlook for CBS. The important point, however, was that the stock's valuation already reflected the consensus view. In essence, the downside on Westinghouse was limited to a complete collapse at CBS, a risk we considered low. The upside, on the other hand, was substantial if the right management team was in place. The head of the radio division, Mel Karmazin, had already demonstrated his ability to create shareholder value at Infinity Broadcasting, and now, as head of the important radio division and the company's largest shareholder, his interests were in line with ours. This was a very attractive situation: a solid management team with its interests aligned with shareholders, a fixable problem of a fundamentally sound franchise, and a stock price that gave no credit to management's ability to improve the situation. Westinghouse turned out to be a major factor in the Fund's performance.
     Another stock that was an important contributor to performance, and is currently the Fund's largest position, is Federal-Mogul, an auto parts manufacturer mentioned in the semiannual letter. Again, new management made the difference. This past quarter, management announced a merger agreement with T&N, a U.K. piston company, which will create value far beyond what investors currently anticipate.
     This actually raises an important point about the special situations discipline. When a stock is up 100% (as is the case with Federal-Mogul), shouldn't we sell it and move on now that the risk/reward is apparently no longer in our favor? The answer is, sometimes. Often, the most important criterion in a special situation is management, because given the same set of circumstances, a high-quality management team can create more value than a low-quality management team. In the case of Federal-Mogul, I believe the consensus view still does not recognize the magnitude of the value that will be created by management over the coming years. So, while the risk/reward is less favorable than it was, it is still favorable enough to warrant a sizable position in the Fund's portfolio. In any investment discipline, you have to constantly reevaluate the reasons you own positions. Simply because they are up or down is often not reason enough to buy or sell.
     While the Fund's aggregate performance was strong, there were still some mistakes that hampered returns. One was Fruit of the Loom. While it did well early in the year, competitive pricing and an inventory buildup drained much of the expected free cash flow. When it became clear that cash flow wasn't going to materialize in the foreseeable future, the stock was sold. Although Fruit of the Loom is still relatively cheap, if there isn't an identifiable catalyst to accelerate cash flow and earnings, it is likely to remain cheap.
--------------------------------------------------------------------------------
Portfolio Profile                                            October 31, 1997
Equities                                                           97.1%
  Foreign                                                          17.1%
Top 10 Equities (% of Assets)                                      42.3%
Number of Stocks                                                     58
Cash & Cash Equivalents                                             2.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                                       October 31, 1997
Federal-Mogul Corp.                                                 7.3%
Tele-Communications, Inc. - Class A                                 5.0%
World Color Press, Inc.                                             4.4%
Bally Total Fitness Holding Corp.                                   4.3%
Imperial Chemical Industries PLC (ADR)                              4.0%
Westinghouse Electric Corp.                                         3.8%
Philips Electronics N.V. - N.Y. Shares                              3.5%
Compaq Computer Corp.                                               3.4%
ITEQ, Inc.                                                          3.3%
Young Broadcasting Corp. - Class A                                  3.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                                            October 31, 1997
Chemicals - Diversified                                             9.1%
Diversified Operations                                              8.4%
Printing - Commercial                                               7.5%
Automotive - Truck Parts and Equipment                              7.3%
Cable Television                                                    5.0%
--------------------------------------------------------------------------------
Looking Ahead
     As I have said before, there are still high expectations built into this market, which makes it inherently more volatile and, therefore, more risky.
     In this environment, a modest earnings disappointment can precipitate substantial price declines, even when the number on an absolute basis is pretty good. So this is not a market in which I like to traffic. I prefer to discover high-quality companies that have very few expectations built into their valuations. This strategy allows me to sleep easier, even in a volatile market, and I believe it will provide better returns over time.
     Thank you again for your investment in Janus Special Situations Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    35

        JANUS SPECIAL SITUATIONS FUND Portfolio Manager, David C. Decker

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Special Situations Fund ($14,080) as compared to the S&P 500 Index ($12,531). There is a legend in the upper left quadrant of the graph which indicates Janus Special Situations Fund's since inception (December 31, 1996) cumulative total return as 40.80%.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                 JANUS SPECIAL SITUATIONS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 97.1%
--------------------------------------------------------------------------------
Advertising Sales - 3.1%
       60,000     Lamar Advertising Co.*                              $2,032,500
      200,000     Universal Outdoor Holdings, Inc.*                    8,450,000
--------------------------------------------------------------------------------
                                                                      10,482,500
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 1.9%
       10,497     Volkswagen A.G.**                                    6,214,700
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 7.3%
      585,000     Federal-Mogul Corp.                                 24,752,812
--------------------------------------------------------------------------------
Cable Television - 5.0%
      730,000     Tele-Communications, Inc. - Class A*                16,744,375
--------------------------------------------------------------------------------
Chemicals - Diversified - 9.1%
      175,000     Cytec Industries, Inc.*                              8,531,250
      225,000     Imperial Chemical Industries PLC (ADR)              13,471,875
      400,000     Solutia, Inc.*                                       8,850,000
--------------------------------------------------------------------------------
                                                                      30,853,125
--------------------------------------------------------------------------------
Commercial Services - 1.5%
      212,800     ACNielsen Corp.*                                     4,867,800
--------------------------------------------------------------------------------
Computer Services - 4.0%
      293,925     Bell & Howell Co.*                                   8,101,308
      276,423     Capita Group PLC**                                   1,423,049
      100,000     Ceridian Corp.*                                      3,906,250
--------------------------------------------------------------------------------
                                                                      13,430,607
--------------------------------------------------------------------------------
Computers - Integrated Systems - 2.8%
      400,000     Wang Laboratories, Inc.*                             9,250,000
--------------------------------------------------------------------------------
Computers - Micro - 3.4%
      180,000     Compaq Computer Corp.*                              11,475,000
--------------------------------------------------------------------------------
Consumer Products - 1.0%
      140,000     Gibson Greetings, Inc.*                              3,447,500
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.2%
       32,500     Ivex Packaging Corp.*                                 $686,563
--------------------------------------------------------------------------------
Cruise Lines - 1.1%
       78,625     Royal Caribbean Cruises, Ltd.                        3,651,148
--------------------------------------------------------------------------------
Diversified Operations - 8.4%
    1,630,553     Tomkins PLC**                                        8,366,879
       80,000     Tyco International, Ltd.                             3,020,000
      474,075     Westinghouse Electric Corp.*                        12,533,358
      712,542     Williams PLC**                                       4,277,605
--------------------------------------------------------------------------------
                                                                      28,197,842
--------------------------------------------------------------------------------
Drug Delivery Systems - 2.8%
      196,550     Atrix Laboratories, Inc.*                            3,709,881
      275,000     Sano Corp.*                                          5,706,250
--------------------------------------------------------------------------------
                                                                       9,416,131
--------------------------------------------------------------------------------
Electronic Components - 4.1%
       25,000     Philips Electronics N.V.**                           1,958,033
      150,000     Philips Electronics N.V. - N.Y. Shares**            11,756,250
--------------------------------------------------------------------------------
                                                                      13,714,283
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 1.0%
      100,000     Charles Schwab Corp.                                 3,412,500
--------------------------------------------------------------------------------
Food - Diversified - 1.8%
      200,000     International Multifoods Corp.                       5,900,000
--------------------------------------------------------------------------------
Heart Monitors - 0.5%
      150,000     Endocardial Solutions, Inc.*                         1,650,000
--------------------------------------------------------------------------------
Instruments - Scientific - 0.4%
       25,000     Dionex Corp.*                                        1,246,875
--------------------------------------------------------------------------------
Machinery - General Industrial - 3.3%
      877,800     ITEQ, Inc.*,#                                       10,972,500
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.3%
       26,000     Bergen Brunswig Corp.                                1,041,625
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    36

                 JANUS SPECIAL SITUATIONS FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Money Center Banks - 1.9%
      256,400     Barclays PLC**                                      $6,419,260
--------------------------------------------------------------------------------
Multimedia - 0.6%
        4,300     Meredith Corp.                                         146,469
       30,000     Time Warner, Inc.                                    1,730,625
--------------------------------------------------------------------------------
                                                                       1,877,094
--------------------------------------------------------------------------------
Office Automation and Equipment - 1.2%
       50,000     Xerox Corp.                                          3,965,625
--------------------------------------------------------------------------------
Oil - Field Services - 1.3%
       70,075     Halliburton Co.                                      4,178,222
--------------------------------------------------------------------------------
Oil and Gas Drilling - 1.9%
      178,325     Falcon Drilling Co., Inc.*                           6,486,572
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.2%
       98,725     Pioneer Natural Resources Co.                        3,955,170
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 1.5%
       66,525     Smith International, Inc.*                           5,072,531
--------------------------------------------------------------------------------
Printing - Commercial - 7.5%
      350,000     Valassis Communications, Inc.*                      10,325,000
      580,000     World Color Press, Inc.*                            14,681,250
--------------------------------------------------------------------------------
                                                                      25,006,250
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.6%
       50,000     Mercury General Corp.                                2,121,875
--------------------------------------------------------------------------------
Publishing - Newspapers - 4.1%
       70,000     Central Newspapers, Inc. - Class A                   4,598,125
      150,000     CMP Media, Inc. - Class A*                           2,775,000
       50,000     Harte-Hanks Communications, Inc.                     1,737,500
      350,000     Hollinger International, Inc.                        4,571,875
--------------------------------------------------------------------------------
                                                                      13,682,500
--------------------------------------------------------------------------------
Radio - 1.3%
       94,450     Emmis Broadcasting Corp. - Class A*                  4,179,412
--------------------------------------------------------------------------------
Recreational Centers - 4.3%
      800,000     Bally Total Fitness Holding Corp.*                  14,200,000
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.2%
      100,000     Property Capital Trust                                 612,500
--------------------------------------------------------------------------------
Retail - Diversified - 1.0%
       60,124     Vendex International N.V.**                          3,283,902
--------------------------------------------------------------------------------
Retail - Hypermarkets - 0.5%
       40,000     Costco Companies, Inc.*                              1,540,000
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.3%
       82,350     Dime Community Bancorp, Inc.                         1,739,644
       61,575     First Defiance Financial Corp.                         977,503
       47,475     Home Bancorp of Elgin, Inc.                            833,780
       34,775     Little Falls Bancorp, Inc.                             634,644
--------------------------------------------------------------------------------
                                                                       4,185,571
--------------------------------------------------------------------------------
Soap and Cleaning Preparations - 0.3%
       54,100     Dial Corp.                                             912,937
--------------------------------------------------------------------------------
Television - 3.3%
      300,000     Young Broadcasting Corp. - Class A*                 10,875,000
--------------------------------------------------------------------------------
Therapeutics - 0.1%
      100,000     Cytel Corp.*                                           212,500
--------------------------------------------------------------------------------
Total Common Stock (cost $289,377,939)                               324,174,807
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 4.2%
               Household Finance Corp.
  $14,100,000     5.38%, 11/3/97                                      14,095,551
                  (amortized cost $14,095,551)
--------------------------------------------------------------------------------
Total Investments (total cost $303,473,490) - 101.3%                 338,270,358
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets -(1.3%)       (4,493,027)
--------------------------------------------------------------------------------
Net Assets - 100%                                                   $333,777,331
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Germany                                 1.9%                          $6,214,700
Netherlands                             5.0%                          16,998,185
United Kingdom                         10.0%                          33,958,668
United States++                        83.1%                         281,098,805
--------------------------------------------------------------------------------
Total                                 100.0%                        $338,270,358
================================================================================
++Includes Short-Term Securities (78.9% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 12/4/97                 175,000         $292,688              $796
British Pound 1/9/98                7,950,000       13,275,705         (381,500)
British Pound 2/11/98                 200,000          333,520           (1,180)
British Pound 2/18/98                 730,000        1,216,983          (48,914)
British Pound 2/19/98                 500,000          833,500          (44,000)
British Pound 3/4/98                1,660,000        2,765,726         (137,658)
British Pound 4/22/98               9,000,000       14,963,400         (487,145)
Dutch Guilder 1/9/98                  900,000          463,965          (10,291)
Dutch Guilder 2/25/98              15,900,000        8,217,479         (179,056)
Dutch Guilder 3/4/98                2,700,000        1,395,926          (21,822)
Dutch Guilder 3/5/98                7,100,000        3,670,958          (67,080)
Dutch Guilder 3/31/98               2,700,000        1,397,878          (13,361)
Dutch Guilder 4/8/98                1,000,000          517,920           (8,470)
German Deutschemark 3/4/98          6,100,000        3,560,588          (71,266)
German Deutschemark 4/22/98         4,600,000        2,691,790          (26,615)
--------------------------------------------------------------------------------
Total                                              $55,598,026      ($1,497,562)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    37

            JANUS TWENTY FUND Portfolio Manager, Scott W. Schoelzel

Performance
     For the fiscal year ended October 31, 1997, Janus Twenty Fund returned 31.65%, while the benchmark S&P 500 Index returned 32.10%. Both returns include reinvested dividends.
     For the 12-month period, Janus Twenty Fund ranked 43 out of 203 capital appreciation funds (top 21%) according to Lipper Analytical Services, Inc., a large mutual fund rating service.(1)

The Year in Review
     Before I begin my review, I would like to thank all of the current shareholders who have maintained their investment in the Fund since the recent portfolio management change. I appreciate the vote of confidence, and I am excited about the portfolio's prospects. Going forward, I do not anticipate any significant changes in the Fund's approach or style. I am confident that, together with all of Janus' portfolio managers and analysts, we can continue to seek the exceptional returns that shareholders have come to enjoy.
     Now to review the past 12 months.
     For the third consecutive year, domestic stocks posted strong results. However, these gains were not without renewed volatility, and the market's rise masked some very real crosscurrents. The S&P 500's early gains were driven by only a handful of stocks as investors' thirst for liquidity pushed many of the large, multinational stocks to very high valuations. Meanwhile, small and midsize stocks lost ground, and this created a very narrow market advance.
     As the year progressed, we were fortunate to move into a "Goldilocks Scenario" (everything is just right): corporate earnings were solid, economic growth moderated, and inflation failed to materialize. Market leadership also changed substantially in the second half, and we saw a resurgence in both small and midsize stocks. As the period came to a close, the growing tempest in Southeast Asia weighed heavily on stocks around the world and left many indexes substantially off their peaks.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       91.0%               97.4%
  Foreign                                       4.2%                5.6%
Top 20 Equities (% of Assets)                  80.1%               86.9%
Top 10 Equities (% of Assets)                  53.1%               56.8%
Number of Stocks                                 34                  28
Cash & Fixed Income Securities                  9.0%                2.6%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Schlumberger Ltd.                               7.0%                 --
Monsanto Co.                                    5.8%                4.0%
Dell Computer Corp.                             5.7%                 --
UAL Corp.                                       5.5%                5.7%
Pfizer, Inc.                                    5.2%                4.2%
Lucent Technologies, Inc.                       5.2%                4.9%
Microsoft Corp.                                 5.0%                3.0%
Eli Lilly and Co.                               4.6%                2.9%
Warner-Lambert Co.                              4.6%                 --
Citicorp                                        4.5%                6.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5  Industries                        October 31, 1997    October 31, 1996
Medical - Drugs                                14.4%                7.1%
Oil - Field Services                            7.8%                 --
Chemicals - Diversified                         7.5%                4.0%
Computers - Micro                               5.7%                 --
Airlines                                        5.5%                5.7%
--------------------------------------------------------------------------------
Portfolio Review
     Drug stocks posted solid gains during the year, and the Fund remained committed to top-quality pharmaceutical manufacturers, including Warner-Lambert, Eli Lilly, and Pfizer. These companies have tremendous product pipelines, and their recent product launches are rapidly gaining market share. Warner-Lambert's recent product introductions include Rezulin, for the treatment of adult-onset diabetes, and Lipitor, a statin that reduces cholesterol levels. Both launches have met with tremendous market approval, and Lipitor has already become one of the top-selling anti-cholesterol treatments in less than six months. Additionally, Eli Lilly is about to launch Evista, which treats osteoporosis, and our research indicates it could be a blockbuster, potentially generating $2 billion in annual revenues.
     During the period, I added to positions in oil service providers, including Schlumberger. On a fundamental basis, Schlumberger is among the world's premier oil service providers. From a macroeconomic perspective, the company has the wind at its back because the increase in worldwide demand for oil has in turn pushed up drilling activity. During the energy shakeout of the late '80s and early '90s, Schlumberger continued to invest in its research and development, and now its superior technology is paying dividends. For example, Schlumberger's directional drilling equipment can stay in formations of 10 feet or less for 1,000 feet. Couple this with a buildup in demand for oil rigs that use Schlumberger's technology, and the company is enjoying what is a rarity in today's marketplace: pricing power. Schlumberger is raising prices as its sales volumes increase, which is creating solid earnings growth potential.
     More recently, I cut the position in longtime holding First Data. The environment for credit card processing has become increasingly competitive and, despite its size and operating efficiencies, First Data's earnings have become less predictable. While the Fund remains highly concentrated(2), I have added several smaller "starter" positions in an effort to gain exposure to a few rapidly growing midsize companies.

Going Forward
     I remain cautiously optimistic going into 1998. The recent volatility in global markets has certainly been unsettling. The Southeast Asian problems create the very real possibility of deflationary pres-sures spilling over to the U.S. However, this is not necessarily bad. Interest rates have already trended significantly lower during the second half of the year. With further evidence of lower inflation, interest rates could certainly trend even lower, and this would help bolster equity valuations. Notwithstanding the market's fluctuations, I believe careful security analysis is the key to long-term investment results, and that remains my overriding focus.

     Thank you for your continued investment in Janus Twenty Fund.

--------------------------------------------------------------------------------
(1) A Capital Appreciation Fund is defined by Lipper as one which "aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions." As of October 31, 1997, Janus Twenty Fund ranked 13/121 for the 3-year period and 34/77 Capital Appreciation Funds for the 5-year period, and number one out of 55 funds for the 10-year period. This ranking is based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance does not guarantee future results.
(2)  Concentration may lead to greater volatility.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    38

            JANUS TWENTY FUND Portfolio Manager, Scott W. Schoelzel

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a solid blue line. The S&P 500 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($76,168) as compared to the S&P 500 Index
($72,872). There is a legend in the upper left quadrant of the graph which indicates Janus Twenty Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 31.65%, 18.44%, 21.28% and 17.64%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                       JANUS TWENTY FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 91.0%
--------------------------------------------------------------------------------
Airlines - 5.5%
    3,679,625     UAL Corp.*,#                                      $322,427,141
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 2.8%
      277,689     Volkswagen A.G.**                                  164,404,475
--------------------------------------------------------------------------------
Beverages - Non-Alcoholic - 1.1%
    2,391,875     Coca-Cola Enterprises, Inc.                         67,271,484
--------------------------------------------------------------------------------
Cable Television - 0.3%
      762,550     Tele-Communications, Inc. - Class A*                17,490,991
--------------------------------------------------------------------------------
Chemicals - Diversified - 7.5%
      995,375     E.I. du Pont de Nemours and Co.                     56,611,953
    7,982,025     Monsanto Co.                                       341,231,569
    1,829,905     Solutia, Inc.*                                      40,486,648
--------------------------------------------------------------------------------
                                                                     438,330,170
--------------------------------------------------------------------------------
Computer Software - 5.0%
    2,240,000     Microsoft Corp.*                                   291,200,000
--------------------------------------------------------------------------------
Computers - Micro - 5.7%
    4,219,300     Dell Computer Corp.*                               338,071,412
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 1.1%
    1,000,000     Colgate-Palmolive Co.                               64,750,000
--------------------------------------------------------------------------------
Data Processing and Management - 0.2%
      395,596     First Data Corp.                                    11,497,009
--------------------------------------------------------------------------------
Diversified Operations - 5.2%
    3,956,800     General Electric Co.                               255,460,900
    1,800,000     Westinghouse Electric Corp.*                        47,587,500
--------------------------------------------------------------------------------
                                                                     303,048,400
--------------------------------------------------------------------------------
Electronic Components - 1.4%
      479,238     Philips Electronics N.V.**                         $37,534,556
      600,650     Philips Electronics N.V. - N.Y. Shares**            47,075,944
--------------------------------------------------------------------------------
                                                                      84,610,500
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 2.4%
    4,236,050     Applied Materials, Inc.*                           141,378,169
--------------------------------------------------------------------------------
Finance - Consumer Loans - 2.7%
    1,127,250     SLM Holding Corp.                                  158,237,719
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 4.2%
    3,660,650     Merrill Lynch & Co., Inc.                          247,551,456
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 3.6%
    4,352,975     Fannie Mae                                         210,847,226
--------------------------------------------------------------------------------
Internet Software - 1.8%
    1,350,000     America Online, Inc.*                              103,950,000
--------------------------------------------------------------------------------
Medical - Drugs    - 14.4%
    4,061,250     Eli Lilly and Co.                                  271,596,094
    4,346,015     Pfizer, Inc.                                       307,480,561
    1,880,725     Warner-Lambert Co.                                 269,296,311
--------------------------------------------------------------------------------
                                                                     848,372,966
--------------------------------------------------------------------------------
Money Center Banks - 4.5%
    2,094,075     Citicorp                                           261,890,255
--------------------------------------------------------------------------------
Multimedia - 2.4%
    2,414,500     Time Warner, Inc.                                  139,286,469
--------------------------------------------------------------------------------
Networking Products - 1.5%
    1,070,375     Cisco Systems, Inc.*                                87,804,199
--------------------------------------------------------------------------------
Oil - Field Services - 7.8%
      844,000     Halliburton Co.                                     50,323,500
    4,673,850     Schlumberger Ltd.                                  408,961,875
--------------------------------------------------------------------------------
                                                                     459,285,375
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    39

                       JANUS TWENTY FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Retail - Building Products - 0.7%
      700,000     Home Depot, Inc.                                   $38,937,500
--------------------------------------------------------------------------------
Super-Regional Banks - 2.4%
      642,050     U.S. Bancorp                                        65,288,459
      270,875     Wells Fargo & Co.                                   78,926,203
--------------------------------------------------------------------------------
                                                                     144,214,662
--------------------------------------------------------------------------------
Telecommunication Equipment - 5.2%
    3,696,075     Lucent Technologies, Inc.                          304,695,183
--------------------------------------------------------------------------------
Telephone - Long Distance - 0.4%
      700,000     WorldCom, Inc.*                                     23,537,500
--------------------------------------------------------------------------------
Transportation - Air Freight - 1.2%
    1,053,125     Federal Express Corp.*                              70,296,093
--------------------------------------------------------------------------------
Total Common Stock (cost $4,188,641,789)                           5,343,386,354
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.7%
               Coca-Cola Corp.
  $25,000,000     5.44%, 11/10/97                                     24,966,000
               Household Finance Corp.
   15,500,000     5.68%, 11/3/97                                      15,495,109
               IBM Credit Corp.
  100,000,000     5.58%, 11/3/97                                      99,969,000
               Norwest Corp.
   50,000,000     5.49%, 11/21/97                                     49,847,500
               Royal Bank of Canada
   25,000,000     5.51%, 1/20/98                                      24,692,097
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $214,971,498)       214,969,706
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.6%
               Fannie Mae:
  140,000,000     5.46%, 11/13/97                                    139,745,200
   50,000,000     5.95%, 1/16/98                                      49,424,278
   50,000,000     5.95%, 1/30/98                                      49,319,931
   50,000,000     6.00%, 2/18/98                                      49,179,500
               Freddie Mac:
   50,000,000     5.47%, 12/12/97                                     49,688,514
   50,000,000     5.48%, 12/18/97                                     49,642,278
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $387,001,922)         386,999,701
--------------------------------------------------------------------------------
Total Investments (total cost $4,790,615,209) - 101.3%             5,945,355,761
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.3%)     (74,286,133)
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $5,871,069,628
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of  Investment Securities              Market Value
--------------------------------------------------------------------------------
Germany                                 2.8%                        $164,404,475
Netherlands                             1.4%                          84,610,500
United States ++                       95.8%                       5,696,340,786
--------------------------------------------------------------------------------
Total                                 100.0%                      $5,945,355,761
================================================================================
++ Includes Short-Term Securities (85.7% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Dutch Guilder 1/12/98             123,000,000      $63,421,677      ($1,977,357)
Dutch Guilder 3/5/98               10,000,000        5,170,363         (234,042)
Dutch Guilder 3/11/98               1,000,000          517,197          (32,759)
Dutch Guilder 3/31/98              19,000,000        9,836,914         (136,764)
Dutch Guilder 4/8/98                5,000,000        2,589,600          (42,349)
German Deutschemark 11/17/97       59,000,000       34,234,652       (1,453,582)
German Deutschemark 1/9/98         44,000,000       25,609,685         (288,859)
German Deutschemark 2/3/98          4,000,000        2,331,410         (179,137)
German Deutschemark 2/26/98        15,000,000        8,752,991         (309,659)
German Deutschemark 3/4/98         30,000,000       17,511,090         (790,143)
German Deutschemark 3/11/98       102,000,000       59,562,044           325,227
German Deutschemark 4/22/98        25,000,000       14,629,294         (168,173)
--------------------------------------------------------------------------------
Total                                             $244,166,917      ($5,287,597)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    40

                               JANUS VENTURE FUND
   Portfolio Managers, William H. Bales, Jonathan D. Coleman, James P. Craig

Performance
     For the fiscal year ended October 31, 1997, Janus Venture Fund gained 13.38% while its benchmark, the Russell 2000 Index, gained 29.33%. Both gains include reinvested dividends.

The Year in Review
     Early in 1997, a new management team took over the Fund and implemented an aggressive restructuring plan. We initially embarked on a diversification strategy, broadening the Fund's focus. This created a flatter, more diversified portfolio. We sought as well to broaden the Fund's industry representation, and thus limit individual sector exposure. To achieve these goals, we scaled back a number of large positions that had appreciated significantly. Small stocks are frequently hampered by tight liquidity, which makes the trading of large positions difficult. Daily trading volumes, total shares outstanding, and diversification issues must be weighed carefully to avoid adverse effects on a stock's price when a position is sold. As a result, our portfolio changes could not be effected overnight.
     When the period began, small-cap stocks came under pressure, and Fund performance suffered as a result. For the first six months, the Fund lost 10.07% while the Russell 2000 Index gained 1.61%. Then, as we proceeded with our restructuring plans starting in early April, cash levels rose. However, while we began to selectively deploy capital, small-cap stocks gained momentum, and our large cash position served as a temporary drag on Fund performance. During the last six months, the Fund returned 26.08% while the Russell 2000 gained 27.29%. While we were pleased with our performance during the second half of the fiscal year and the Fund's restructuring, we have a ways to go.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       96.4%               97.8%
  Foreign                                       5.6%               10.0%
  European                                      3.8%                9.1%
Top 10 Equities (% of Assets)                  17.1%               32.3%
Number of Stocks                                197                 177
Cash & Cash Equivalents                         3.6%                2.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity Holdings                   October 31, 1997    October 31, 1996
Camco International, Inc.                       2.6%                 --
Delta & Pine Land Co.                           2.1%                 --
First Empire State Corp.                        2.0%                1.1%
Electronics for Imaging, Inc.                   1.9%                 --
Federal-Mogul Corp.                             1.7%                0.3%
Immunex Corp.                                   1.6%                0.3%
Valassis Communications, Inc.                   1.3%                 --
Quality Food Centers, Inc.                      1.3%                 --
Pittway Corp. - Class A                         1.3%                0.4%
Applied Graphics Technologies, Inc.             1.3%                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                         October 31, 1997    October 31, 1996
Savings/Loan/Thrifts                           10.1%                0.5%
Oil - Field Services                            4.8%                 --
Commercial Banks                                4.6%                1.1%
Oil Field Machinery and Equipment               3.6%                 --
Medical Instruments                             3.3%                1.3%
--------------------------------------------------------------------------------
Portfolio Review
     During the year, we reduced the Fund's exposure to retail, wireless, and industrial stocks. Barnett, MSC Industrial, Fastenal, and Black Box were either trimmed or cut entirely. We also sold several positions at a loss, including Paging Network, APS Holdings, Compdent, and Labor Ready. We used the proceeds from these sales to add positions across a variety of industries, including technology, healthcare, energy, and financial services. In all, we successfully flattened the portfolio while broadening the industries represented.
     In the technology sector, we searched for companies we thought offered products with minimal risk of obsolescence. We also looked for companies that we believe are on the right long-term growth track to become significant niche players. This is a tough combination to find in small technology stocks, but we were able to uncover a number of companies that met our criteria, including Applied Graphics, Electronics for Imaging, and Wind River. Applied Graphics and Electronics for Imaging assist with digital color printing, while Wind River is a software developer.
     We also added a number of healthcare stocks. Immunex's new rheumatoid arthritis drug met with impressive market approval and the stock appreciated nicely. Sofamor Danek, a leader in surgical implants for spinal fixation procedures, also saw robust earnings growth. The FDA recently expanded the number of applications for Sofamor Danek's products, and it is now experiencing solid global demand. Minimed, which produces an insulin infusion package for diabetics, also had strong demand.
     Financial services and thrifts, including Klamath Bancorp, Home Bancorp of Elgin, and Standard Financial, were particularly exciting areas. Many thrifts have entered the markets highly overcapitalized and extremely cheap relative to both future growth and current assets. Most either paid dividends or bought back shares with excess capital. Additionally, a wave of consolidation is sweeping across the banking industry. Large banks are finding it is more efficient to acquire a small thrift with an established customer base than to build a competing operation from scratch.
     We also added several positions in the oil and gas service providers. Global demand for oil continues to grow 2%-3% annually, while global reserves are evaporating. As a result of increased demand, the major oil producers have dramatically increased exploration budgets. At the same time, many rig operation contracts are being renegotiated. Extraction rigs operate on "day rates," which are the per-day prices service providers charge to operate the rigs. As these contracts are renegotiated, the servicers are commanding much higher prices, which effectively creates a higher revenue stream. BJ Services, Atwood Oceanics, and Unit all posted strong gains since our initial purchases.

Strategy Going Forward
     Our restructuring plans took longer than initially expected, but we achieved a broad set of goals that we believe should help performance going forward. Diversification is vital in small caps, and the Fund is now much broader and contains a wider spectrum of industries.
     We remain committed to finding sound individual companies with strong growth potential. Given the economic backdrop, with moderate growth, low inflation, and declining long-term yields, we feel confident that we can continue to uncover solid ideas.
     Thank you for your continued investment in Janus Venture Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    41

                               JANUS VENTURE FUND
   Portfolio Managers, William H. Bales, Jonathan D. Coleman, James P. Craig

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a solid blue line. The Russell 2000 Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($67,479) as compared to the Russell 2000 Index ($47,466). There is a legend in the upper left quadrant of the graph which indicates Janus Venture Fund's one-year, five-year, ten-year and since inception (April 30, 1985) average annual total returns as 13.38%, 13.31%, 16.42% and 16.50%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                       JANUS VENTURE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 96.4%
--------------------------------------------------------------------------------
Advertising Sales - 0.8%
      209,216     Lamar Advertising Co.*                              $7,087,192
       55,375     Universal Outdoor Holdings, Inc.*                    2,339,594
--------------------------------------------------------------------------------
                                                                       9,426,786
--------------------------------------------------------------------------------
Agricultural Operations - 2.8%
      250,000     DEKALB Genetics Corp.                                8,968,750
      706,366     Delta & Pine Land Co.                               26,312,134
--------------------------------------------------------------------------------
                                                                      35,280,884
--------------------------------------------------------------------------------
Airlines - 0.5%
      255,900     Ryanair Holdings PLC (ADR)*                          6,397,500
--------------------------------------------------------------------------------
Applications Software - 1.4%
       57,175     J.D. Edwards & Co.*                                  1,943,950
      200,000     Policy Management Systems Corp.*                    12,250,000
      151,275     Vantive Corp.*                                       3,819,694
--------------------------------------------------------------------------------
                                                                      18,013,644
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 2.7%
      500,000     Federal-Mogul Corp.                                 21,156,250
      300,000     OEA, Inc.                                           12,075,000
--------------------------------------------------------------------------------
                                                                      33,231,250
--------------------------------------------------------------------------------
Building and Construction - 0.6%
      110,725     J. Ray McDermott, S.A.*                              4,581,247
      300,000     M.D.C. Holdings, Inc.                                3,337,500
--------------------------------------------------------------------------------
                                                                       7,918,747
--------------------------------------------------------------------------------
Chemicals - Diversified - 0.4%
      100,000     Cambrex Corp.                                        4,793,750
--------------------------------------------------------------------------------
Circuit Boards - 0.3%
       46,450     Sanmina Corp.*                                       3,472,138
--------------------------------------------------------------------------------
Circuits - 0.5%
      200,000     SIPEX Corp.*                                        $6,575,000
--------------------------------------------------------------------------------
Commercial Banks - 4.6%
       58,000     AMBANC Corp.                                         1,413,750
      103,725     Chester Bancorp, Inc.                                1,944,844
      193,025     Community Financial Corp.#                           3,281,425
       59,900     First Empire State Corp.                            24,499,100
       45,675     First Savings Bancorp, Inc.                          1,061,944
       75,000     Independent Bank Corp.                               1,125,000
      103,800     Investors Financial Services Corp.                   4,567,200
      436,600     National Commerce Bancorporation                    12,934,275
       90,000     R&G Financial Corp. - Class B                        1,788,750
       52,509     TCF Financial Corp.                                  2,986,449
       64,800     Vectra Banking Corp.                                 1,692,900
--------------------------------------------------------------------------------
                                                                      57,295,637
--------------------------------------------------------------------------------
Commercial Services - 1.6%
      198,600     Central Parking Corp.                               10,848,525
       41,000     National Research Corp.*                               830,250
       87,500     NCO Group, Inc.*                                     3,150,000
      107,200     Pierce Leahy Corp.*                                  3,001,600
      150,000     ProSoft Development, Inc.*                           1,893,750
--------------------------------------------------------------------------------
                                                                      19,724,125
--------------------------------------------------------------------------------
Computer Graphics - 0.8%
      140,000     Engineering Animation, Inc.*                         6,177,500
       99,150     Visio Corp.*                                         3,687,141
--------------------------------------------------------------------------------
                                                                       9,864,641
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    42

                       JANUS VENTURE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Computer Services - 2.8%
      300,000     Ceridian Corp.*                                    $11,718,750
      145,950     Ciber, Inc.*                                         6,458,288
      200,000     ECsoft Group PLC (ADR)*                              3,700,000
      342,855     Logica PLC**                                         4,886,935
      263,455     Technology Solutions Co.*                            8,298,832
--------------------------------------------------------------------------------
                                                                      35,062,805
--------------------------------------------------------------------------------
Computer Software - 2.4%
      300,000     Aspen Technologies, Inc.*                           11,287,500
      300,000     JBA Holdings PLC**                                   4,754,012
       21,000     QAD, Inc.*                                             296,625
      125,000     QuadraMed Corp.*                                     2,937,500
      292,337     Wind River Systems*                                 11,218,432
--------------------------------------------------------------------------------
                                                                      30,494,069
--------------------------------------------------------------------------------
Computers - Information Technology - 0.3%
      150,000     Aris Corp.*                                          3,543,750
--------------------------------------------------------------------------------
Computers-  Integrated  Systems - 0.6%
       54,000     Radiant Systems, Inc.*                                 978,750
      300,000     Wang Laboratories, Inc.*                             6,937,500
--------------------------------------------------------------------------------
                                                                       7,916,250
--------------------------------------------------------------------------------
Computers - Memory Devices - 0.3%
       95,650     VERITAS Software Corp.*                              3,981,431
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.1%
      250,000     First Brands Corp.                                   6,375,000
       32,500     Ivex Packaging Corp.*                                  686,563
      135,000     Sealed Air Corp.*                                    6,960,937
--------------------------------------------------------------------------------
                                                                      14,022,500
--------------------------------------------------------------------------------
Cruise Lines - 0.4%
      100,000     Royal Caribbean Cruises, Ltd.                        4,643,750
--------------------------------------------------------------------------------
Data Processing and Management - 1.8%
      300,000     Applied Graphics Technologies, Inc.*                16,050,000
       50,000     Fiserv, Inc.*                                        2,237,500
       95,550     i2 Technologies, Inc.*                               4,341,553
--------------------------------------------------------------------------------
                                                                      22,629,053
--------------------------------------------------------------------------------
Distribution and Wholesale - 0.3%
       27,500     Industrial Distribution Group, Inc.*                   532,812
       68,000     U.S.A. Floral Products, Inc.*                        1,190,000
      100,000     United Natural Foods, Inc.*                          2,100,000
--------------------------------------------------------------------------------
                                                                       3,822,812
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.5%
      236,900     Atrix Laboratories, Inc.*                            4,471,487
      100,000     Sano Corp.*                                          2,075,000
--------------------------------------------------------------------------------
                                                                       6,546,487
--------------------------------------------------------------------------------
Educational Software - 0.1%
       50,000     Advantage Learning Systems, Inc.*                    1,262,500
--------------------------------------------------------------------------------
Electric Products - 0.9%
      360,000     Littelfuse, Inc.*,#                                 11,025,000
--------------------------------------------------------------------------------
Electronic Components - 0.1%
       62,000     Stoneridge, Inc.*                                    1,007,500
--------------------------------------------------------------------------------
Electronic Safety Devices - 1.3%
      261,562     Pittway Corp. - Class A                             16,298,582
--------------------------------------------------------------------------------
Filtration and Separations Products - 0.1%
       81,000     Flanders Corp.*                                        648,000
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 1.1%
      594,400     Doral Financial Corp.#                              13,151,100
--------------------------------------------------------------------------------
Food - Diversified - 1.2%
       73,225     American Italian Pasta Co.*                         $1,537,725
      450,000     International Multifoods Corp.                      13,275,000
--------------------------------------------------------------------------------
                                                                      14,812,725
--------------------------------------------------------------------------------
Food - Retail - 1.9%
      200,000     Dominick's Supermarkets, Inc.*                       7,300,000
      350,075     Quality Food Centers, Inc.                          16,672,322
--------------------------------------------------------------------------------
                                                                      23,972,322
--------------------------------------------------------------------------------
Food - Wholesale - 1.1%
      450,000     J.P. Foodservice, Inc.*,#                           14,371,875
--------------------------------------------------------------------------------
Health Care Cost - 0.3%
      100,000     Concentra Managed Care, Inc.*                        3,262,500
--------------------------------------------------------------------------------
Heart Monitors - 0%
       40,000     Endocardial Solutions, Inc.*                           440,000
--------------------------------------------------------------------------------
Hotels and Motels - 0.9%
      403,223     Extended Stay America, Inc.*                         5,292,302
      250,000     Suburban Lodges of America, Inc.*                    6,187,500
--------------------------------------------------------------------------------
                                                                      11,479,802
--------------------------------------------------------------------------------
Human Resources - 0.7%
      259,400     Personnel Group of America, Inc.*                    8,997,937
--------------------------------------------------------------------------------
Instruments - Scientific - 0.8%
      203,050     Dionex Corp.*                                       10,127,119
--------------------------------------------------------------------------------
Life and Health Insurance - 1.2%
       75,900     Liberty Corp.                                        3,249,469
      353,950     UICI*                                               11,857,325
--------------------------------------------------------------------------------
                                                                      15,106,794
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.6%
      200,000     McDermott International, Inc.                        7,262,500
--------------------------------------------------------------------------------
Machinery - Pumps - 0.5%
      179,525     Pfeiffer Vacuum Technology A.G. (ADR)*               5,834,562
--------------------------------------------------------------------------------
Manufacturing - 0.5%
      236,100     Roper Industries, Inc.                               6,300,919
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 2.2%
       30,000     Affymetrix, Inc.*                                    1,098,750
      304,525     Immunex Corp.*                                      19,489,600
       40,000     Incyte Pharmaceuticals, Inc.                         3,220,000
      100,000     SONUS Pharmaceuticals, Inc.*                         3,806,250
--------------------------------------------------------------------------------
                                                                      27,614,600
--------------------------------------------------------------------------------
Medical - Drugs - 2.4%
      200,000     Forest Laboratories, Inc.*                           9,250,000
      237,200     Kos Pharmaceuticals, Inc.*                           8,479,900
      200,000     Medco Research, Inc.*                                3,100,000
      250,000     Sepracor, Inc.*                                      8,968,750
--------------------------------------------------------------------------------
                                                                      29,798,650
--------------------------------------------------------------------------------
Medical - Generic Drugs - 1.0%
      396,400     Watson Pharmaceuticals, Inc.*                       12,585,700
--------------------------------------------------------------------------------
Medical - HMO - 0.5%
      350,000     Healthcare Recoveries, Inc.*                         6,475,000
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 1.0%
      201,900     AmeriSource Health Corp. - Class A*                 11,987,812
--------------------------------------------------------------------------------
Medical Instruments - 3.3%
      100,000     Cyberonics, Inc.*                                    1,337,500
      350,000     ESC Medical Systems, Ltd.*                          13,737,500
      274,600     MiniMed, Inc.*                                      10,709,400
      218,500     Sofamor Danek Group, Inc.*                          15,049,187
--------------------------------------------------------------------------------
                                                                      40,833,587
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    43

                       JANUS VENTURE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical Products - 2.0%
      151,500     Hanger Orthopedic Group, Inc.*                      $1,969,500
      352,500     Henry Schein, Inc.*                                 11,588,437
      300,000     Mentor Corp.                                        10,931,250
--------------------------------------------------------------------------------
                                                                      24,489,187
--------------------------------------------------------------------------------
Music/Clubs - 0.2%
       77,500     N2K Inc.*                                            2,039,219
--------------------------------------------------------------------------------
Office Furnishings - 0.4%
      175,200     Knoll, Inc.*                                         4,861,800
--------------------------------------------------------------------------------
Oil - Field Services - 4.8%
      100,000     BJ Services Co.*                                     8,475,000
       79,400     Cal Dive International, Inc.*                        2,481,250
      118,350     Coflexip S.A.(ADR)                                   6,509,250
      413,875     Hanover Compressor Co.*                              8,950,047
      100,000     Newpark Resources, Inc.*                             4,150,000
      300,000     Oceaneering International, Inc.*                     7,443,750
      100,000     Stolt Comex Seaway, S.A.*                            6,000,000
      350,000     UTI Energy Corp.*,#                                 15,618,750
--------------------------------------------------------------------------------
                                                                      59,628,047
--------------------------------------------------------------------------------
Oil and Gas Drilling - 1.7%
      122,300     Atwood Oceanics, Inc.*                              13,544,725
      200,000     Falcon Drilling Co., Inc.*                           7,275,000
      100,000     Grey Wolf, Inc.*                                       825,000
--------------------------------------------------------------------------------
                                                                      21,644,725
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.9%
      250,000     Domain Energy Corp.*                                 4,312,500
      150,000     Gulf Indonesia Resources, Ltd.                       3,150,000
      100,000     Pogo Producing Co.                                   3,618,750
--------------------------------------------------------------------------------
                                                                      11,081,250
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.3%
      300,000     Unit Corp.*                                          3,881,250
--------------------------------------------------------------------------------
Oil Field Machinery and Equipment - 3.6%
      446,750     Camco International, Inc.                           32,277,687
      200,000     EVI, Inc.*                                          12,837,500
--------------------------------------------------------------------------------
                                                                      45,115,187
--------------------------------------------------------------------------------
Pharmacy Services - 0.4%
      200,000     NCS HealthCare, Inc. - Class A*                      4,675,000
--------------------------------------------------------------------------------
Pollution Control - 0.5%
      533,333     Catalytica, Inc.*                                    6,666,663
--------------------------------------------------------------------------------
Power Converters and Power Supply Equipment - 0.1%
       50,000     Power-One, Inc.*                                       931,250
--------------------------------------------------------------------------------
Printers and Related Products - 1.9%
      518,875     Electronics for Imaging, Inc.*                      24,257,406
--------------------------------------------------------------------------------
Printing - Commercial - 1.3%
      569,225     Valassis Communications, Inc.*                      16,792,137
--------------------------------------------------------------------------------
Property and Casualty Insurance - 2.4%
      325,900     Allied Group, Inc.                                  15,398,775
       64,900     Executive Risk, Inc.                                 4,275,288
       80,000     NAC Re Corp.                                         3,560,000
      192,325     Philadelphia Consolidated Holding Corp.              7,091,984
--------------------------------------------------------------------------------
                                                                      30,326,047
--------------------------------------------------------------------------------
Protection - Safety - 0.1%
      108,850     Lo-Jack Corp.*                                       1,510,294
--------------------------------------------------------------------------------
Publishing -  Books - 0.2%
       57,000     Scholastic Corp.*                                    2,308,500
--------------------------------------------------------------------------------
Publishing - Newspapers - 0.8%
      150,000     Central Newspapers, Inc. - Class A                   9,853,125
--------------------------------------------------------------------------------
Publishing - Periodicals - 0.1%
       62,500     Petersen Companies, Inc.*                            1,234,375
--------------------------------------------------------------------------------
Radio - 0.9%
       53,925     Emmis Broadcasting Corp. - Class A*                 $2,386,181
      134,025     Heftel Broadcasting Corp.*                           8,912,663
--------------------------------------------------------------------------------
                                                                      11,298,844
--------------------------------------------------------------------------------
Recreational Centers - 0.4%
      287,500     Bally Total Fitness Holding Corp.*                   5,103,125
--------------------------------------------------------------------------------
Recycling - 0.4%
      300,000     Philip Services Corp.*                               5,250,000
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.1%
       52,000     CCA Prison Realty Trust                              1,794,000
--------------------------------------------------------------------------------
Rental Auto/Equipment - 0.3%
      213,900     Rent-Way, Inc.*                                      3,876,938
--------------------------------------------------------------------------------
Resorts and Theme Parks - 1.1%
      350,000     Premier Parks, Inc.#                                14,000,000
--------------------------------------------------------------------------------
Retail - Bedding - 0.6%
      200,000     Linens `N Things, Inc.*                              7,187,500
--------------------------------------------------------------------------------
Retail - Building Products - 1.0%
      256,975     Fastenal Co.                                        12,591,775
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 0.9%
      260,000     MSC Industrial Direct Co., Inc. - Class A*          10,822,500
--------------------------------------------------------------------------------
Retail - Consumer Electronics - 0.5%
      385,000     Southern Electronics Corp.*,#                        6,352,500
--------------------------------------------------------------------------------
Retail - Pubs - 0.8%
      362,631     J.D. Wetherspoon PLC**                               9,577,511
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 0.5%
      200,000     Fred Meyer, Inc.*                                    5,712,500
--------------------------------------------------------------------------------
Retail - Restaurants - 1.2%
      462,825     Papa John's International, Inc.*,#                  13,682,264
      135,800     PJ America Inc.*                                     1,901,200
--------------------------------------------------------------------------------
                                                                      15,583,464
--------------------------------------------------------------------------------
Retirement and Aged Care - 0.3%
      200,000     Assisted Living Concepts, Inc.*                      4,100,000
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 10.1%
      112,312     Affiliated Community Bancorp, Inc.                   3,285,126
      150,000     Ambanc Holding Co., Inc.                             2,400,000
      100,000     Astoria Financial Corp.                              5,225,000
      110,000     Cameron Financial Corp.                              2,103,750
      165,000     Catskill Financial Corp.                             2,928,750
      119,437     Charter One Financial, Inc.                          6,942,276
       50,600     Citizens First Financial Corp.*                        929,775
      150,000     Community Federal Bancorp, Inc.                      2,550,000
       67,800     Dime Financial Corp.                                 2,067,900
       60,000     Empire Federal Bancorp, Inc.                           990,000
      129,400     FFVA Financial Corp.                                 4,431,950
      192,125     First Bergen Bancorp#                                3,698,406
      110,000     First Colorado Bancorp, Inc.                         2,241,250
      242,350     First Defiance Financial Corp.                       3,847,306
      165,000     First Mutual Bancorp, Inc.                           3,031,875
      150,000     First Savings Bank of Washington Bancorp, Inc.       3,562,500
       75,000     FirstBank Corp.                                      1,237,500
      120,400     FirstSpartan Financial Corp.                         4,394,600
      200,000     Flushing Financial Corp.                             4,350,000
      185,300     GA Financial, Inc.                                   3,613,350
       50,000     GS Financial Corp.                                     868,750
       55,675     GSB Financial Corp.*                                   838,605
       43,550     HMN Financial, Inc.*                                 1,066,975
      257,100     Home Bancorp of Elgin, Inc.                          4,515,319
       60,000     ISB Financial Corp.                                  1,477,500
      191,500     ITLA Capital Corp.*                                  3,830,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    44

                       JANUS VENTURE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - (continued)
       66,275     JSB Financial, Inc.                                 $3,193,627
      283,625     Klamath First Bancorp, Inc.                          6,346,109
       75,000     Lawrence Savings Bank*                               1,040,625
       64,325     Little Falls Bancorp, Inc.                           1,173,931
       85,000     ML Bancorp, Inc.                                     2,337,500
       56,625     Park Bancorp, Inc.*                                    976,781
      350,000     PFF Bancorp, Inc.*                                   6,737,500
      103,000     Provident Financial Holdings, Inc.*                  2,027,813
       66,200     PS Financial, Inc.                                   1,133,675
      101,250     Queens County Bancorp, Inc.                          3,670,312
       43,325     River Valley Bancorp                                   704,031
      473,050     Roslyn Bancorp, Inc.                                10,111,444
      245,000     South Street Financial Corp.#                        4,287,500
       64,975     TF Financial Corp.                                   1,528,943
      175,000     WesterFed Financial Corp.                            4,243,750
       50,000     Westwood Homestead Financial Corp.                     787,500
--------------------------------------------------------------------------------
                                                                     126,729,504
--------------------------------------------------------------------------------
Schools - 1.2%
      325,000     Computer Learning Centers, Inc.*,#                  14,706,250
--------------------------------------------------------------------------------
Telephone - Integrated - 0.1%
       76,937     NEXTLINK Communications, Inc.*                       1,740,700
--------------------------------------------------------------------------------
Television - 0.5%
      100,000     Univision Communications, Inc.*                      6,200,000
--------------------------------------------------------------------------------
Transportation - Marine - 0.1%
       50,000     Hvide Marine, Inc. - Class A*                        1,650,000
--------------------------------------------------------------------------------
Transportation - Railroad - 1.2%
      500,000     Wisconsin Central Transportation Corp.*,#           15,562,500
--------------------------------------------------------------------------------
Transportation - Services - 0.6%
      125,000     C.H. Robinson Worldwide, Inc.*                       2,750,000
      100,000     Caliber System, Inc.                                 5,212,500
--------------------------------------------------------------------------------
                                                                       7,962,500
--------------------------------------------------------------------------------
Transportation - Truck - 0.7%
      200,000     CNF Transportation, Inc.                             8,925,000
--------------------------------------------------------------------------------
Total Common Stock (cost $916,251,850)                             1,207,336,668
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.4%
               Prudential Funding Corp.
  $42,800,000     5.67%, 11/3/97 (amortized cost $42,786,518)         42,786,518
--------------------------------------------------------------------------------
Total Investments (total cost $959,038,368) - 99.8%                1,250,123,186
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%          2,217,404
--------------------------------------------------------------------------------
Net Assets - 100%                                                 $1,252,340,590
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Canada                                  0.4%                          $5,250,000
France                                  0.5%                           6,509,250
Germany                                 0.5%                           5,834,562
Indonesia                               0.3%                           3,150,000
Ireland                                 0.5%                           6,397,500
Israel                                  1.1%                          13,737,500
United Kingdom                          2.3%                          28,918,457
United States++                        94.4%                       1,180,325,917
--------------------------------------------------------------------------------
Total                                 100.0%                      $1,250,123,186
================================================================================
++ Includes Short-Term Securities (91.0% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/28/97              1,700,000       $2,844,100         ($89,930)
British Pound 12/10/97              2,100,000        3,511,410         (107,310)
British Pound 2/18/98                 700,000        1,166,970          (31,426)
British Pound 2/25/98                 700,000        1,166,620          (47,754)
British Pound 2/26/98               2,925,000        4,874,513         (162,163)
--------------------------------------------------------------------------------
Total                                              $13,563,613        ($438,583)
================================================================================


See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    45

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

Performance
     Janus Worldwide Fund returned 23.34% for the fiscal year ended October 31, 1997. The Morgan Stanley Capital Inter-national World Index returned 16.77%. Both returns include net dividends reinvested.(1)
     For the 12 months ended October 31, 1997, Janus Worldwide Fund ranked 33 out of 175 global funds (top 19%) tracked by Lipper Analytical Services, Inc.,(2) a large mutual fund rating company.

The Year in Review
     Overall, I am very pleased with our performance. We were underweighted in the Far East and Japan for most of the year, which certainly helped our results. We became increasingly concerned about the speculative nature of Southeast Asia's infrastructure buildout and avoided most of the region. We were also underweighted in Japan simply because we were unable to find enough strong investment ideas. While many businesses worldwide recognize the added benefits of restructuring to maintain their competitive edge, Japan remains well behind the curve. We simply are not seeing the same sort of gains in Japanese corporate productivity that are sweeping Europe and other developed areas, and this has restrained market results.
--------------------------------------------------------------------------------
Portfolio Profile                        October 31, 1997    October 31, 1996
Equities                                       94.1%               80.3%
  Foreign                                      78.1%               71.0%
  European                                     65.3%               56.3%
Top 10 Equities (% of Assets)                  21.1%               22.1%
Number of Stocks                                207                 186
Cash & Cash Equivalents                         5.9%               18.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 10 Equity  Holdings                  October 31, 1997    October 31, 1996
Philips  Electronics N.V.
  - N.Y. Shares                                 3.1%                0.8%
Philips Electronics N.V                         2.5%                0.4%
Rentokil Initial PLC                            2.4%                4.5%
Elf Aquitaine S.A                               2.3%                 --
Akzo Nobel N.V                                  2.2%                 --
Siebe PLC                                       2.1%                 --
Monsanto Co.                                    1.7%                 --
Electrolux A.B. - Class B                       1.6%                 --
Suez Lyonnaise des Eaux                         1.6%                 --
Volkswagen A.G                                  1.6%                 --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5 Industries                         October 31, 1997    October 31, 1996
Diversified Operations                         10.5%               12.1%
Medical - Drugs                                 6.8%                6.6%
Electronics Components                          5.9%                1.6%
Chemicals - Diversified                         5.5%                1.0%
Money Center Banks                              5.1%                5.3%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Top 5  Countries                         October 31, 1997    October 31, 1996
United  States                                 16.5%               10.5%
United Kingdom                                 15.3%               14.0%
Netherlands                                    12.1%                7.1%
France                                         11.2%                3.3%
Germany                                         7.4%                8.0%
--------------------------------------------------------------------------------
Stock Highlights
     Pharmaceutical stocks were one area that performed well for us, and we found several companies with strong fundamentals and promising growth potential. For example, Novartis has an impressive drug pipeline, and the merger between Sandoz and Ciba-Geigy continues to produce synergies and cost-cutting opportunities. Additionally, Monsanto and Akzo Nobel are transitioning themselves from cyclical chemical stocks into rapidly growing life sciences companies. While Monsanto's agricultural business continues to grow, it is now launching a promising anti-inflammatory drug called Cox II. Netherlands-based Akzo Nobel is also expanding its higher-margin pharmaceutical business, and drug sales should increase following the release of Remeron, its new anti-depressant drug.
     We also invested in a number of well-positioned telephone equipment manufacturers. Deregulation continues to sweep across the globe, which is creating a wealth of opportunities for various telecommunication equipment companies. Nokia, Ericsson, and Alcatel all performed well, driven by tremendous demand for mobile phones and data communication equipment.
     Additionally,   our  research   located  several   European   restructuring
opportunities. Shareholder value, profit expansion, and the efficient use of capital are concepts that continue to take hold on the Continent, and companies now recognize the need to become more efficient to remain competitive in a global environment. Philips Electronics, the large Netherlands-based consumer electronics company, epitomizes the power of these changes. The company embarked on a failed restructuring attempt over two years ago, but since that time, a new CEO has stepped in and refocused the company. He moved quickly to sell off unprofitable or underperforming divisions, sliced headquarters staff by nearly 30%, and looked for greater operating efficiencies. Philips has topped analysts' estimates for the last three reporting periods, and there are still significant changes pending.
     The recent volatility in global markets compressed multiples in many companies, especially the premier U.S. technology companies. We capitalized on these price swings to create or build positions, including Microsoft and Cisco Systems. Both dominate their respective fields and have excellent earnings prospects.
     We did experience a few disappointments, however, and Volkswagen was among them. The German automobile manufacturer has done a terrific job of restructuring its operations and reducing the number of platforms it uses to build cars. With strong global sales, VW's earnings reflect how successful this restructuring has been. But management recently opted to take advantage of the strong run in its stock price to issue six million new shares, which will dilute earnings going forward. The market did not receive the decision well, and the stock price dropped substantially. Due to near-term concerns, I decided to trim the position at a substantial profit.

Going Forward
     The growing turmoil in Southeast Asia weighed heavily on global markets recently, producing shock waves in markets around the world. The resulting volatility, while certainly unsettling, has severely impacted prices, especially in many emerging markets. Selectivity is critical in emerging markets, and we intend to remain disciplined in our investment approach. Locating good individual ideas has been the main driver of Fund returns since its inception, and is vital to maintaining performance going forward.
     Thank you for your continued investment in Janus Worldwide Fund.

--------------------------------------------------------------------------------
(1) Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.
(2) A Global Fund is defined by Lipper as one which "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of October 31, 1997, Janus Worldwide Fund was ranked 6/108 (top 6%) of Global Funds for the 3-year period, and 3/47 (top 7%) for the 5-year period. This ranking is based on total return, including reinvested dividends and capital gains for the stated period. Past performance does not guarantee future results.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    46

           JANUS WORLDWIDE FUND Portfolio Manager, Helen Young Hayes

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a solid blue line. The Morgan Stanley Capital International World Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 1997. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($32,941) as compared to the Morgan Stanley Capital International World Index ($20,125). There is a legend in the upper left quadrant of the graph which indicates Janus Worldwide Fund's one-year, five-year and since inception (May 15, 1991) average annual total returns as 23.34%, 21.06% and 20.27%, respectively.

*The Fund's inception date
Source - Lipper Analytical  Services,  Inc. 1997.
All returns reflect reinvested dividends.
Past performance does not guarantee future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                      JANUS WORLDWIDE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Common Stock - 93.0%
--------------------------------------------------------------------------------
Airlines - 2.2%
    3,913,146     Deutsche Lufthansa A.G.**,+                        $68,434,220
    1,312,873     KLM Royal Dutch Airlines N.V.**                     44,512,815
       22,440     Sairgroup*,**                                       30,163,493
    1,602,911     Sas Danmark A/S                                     27,649,487
    1,518,417     SAS Norske ASA - Class B#                           25,593,993
    1,937,822     SAS Sverige AB**                                    28,222,370
--------------------------------------------------------------------------------
                                                                     224,576,378
--------------------------------------------------------------------------------
Appliances - 1.6%
    2,061,059     Electrolux A.B. - Class B**                        170,739,978
--------------------------------------------------------------------------------
Athletic Footwear - 0.5%
      340,910     Adidas A.G.**                                       49,418,671
--------------------------------------------------------------------------------
Audio and Video Products - 0.2%
      209,100     Sony Corp.**                                        17,368,493
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 3.0%
       14,911     Bayerische Motoren Werke (BMW) A.G.**               10,803,239
      621,367     Mahindra & Mahindra, Ltd. (GDR)*,+                   6,213,670
      544,000     Mitsubishi Motors Corp.**                            2,388,226
    3,570,124     Renault S.A.*,**                                    99,548,509
      853,300     Tata Engineering & Locomotive Co., Ltd.+             8,447,670
    1,474,654     Tata Engineering & Locomotive Co., Ltd. (GDR)*,+    14,599,075
      284,233     Volkswagen A.G.**                                  168,278,820
--------------------------------------------------------------------------------
                                                                     310,279,209
--------------------------------------------------------------------------------
Automotive - Truck Parts and Equipment - 0.4%
    1,933,000     Denso Corp.**                                       41,787,637
--------------------------------------------------------------------------------
Brewery - 0.3%
    4,145,700     Fomento Economico Mexicano, S.A. de C.V.            29,049,438
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.7%
    1,981,575     Grupo Televisa S.A. (GDR)*                         $61,428,825
    1,158,565     Modern Times Group MTG A.B.*,**                      8,281,849
                                                                      69,710,674
--------------------------------------------------------------------------------
Building and Construction - 1.6%
    1,634,102     Suez Lyonnaise des Eaux**                          170,052,260
--------------------------------------------------------------------------------
Building and Construction Products - 0.1%
    1,749,000     Matsushita Electric Works, Ltd.**                   15,851,082
--------------------------------------------------------------------------------
Cable Television - 1.1%
    5,234,150     Tele-Communications, Inc. - Class A*               120,058,316
--------------------------------------------------------------------------------
Casino Services - 0%
       42,094     London Clubs International PLC**                       218,821
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.1%
      177,900     Millicom International Cellular S.A.*                7,471,800
--------------------------------------------------------------------------------
Chemicals - Diversified - 5.5%
    1,263,993     Akzo Nobel N.V.**,+                                222,809,749
    1,363,375     E.I. du Pont de Nemours and Co.                     77,541,953
    2,273,716     Imperial Chemical Industries PLC**                  33,552,590
    4,032,525     Monsanto Co.                                       172,390,444
    2,973,530     Solutia, Inc.*                                      65,789,351
--------------------------------------------------------------------------------
                                                                     572,084,087
--------------------------------------------------------------------------------
Chemicals - Specialty - 0.1%
       10,975     Clariant A.G.**                                      8,464,762
      756,751     Victrex PLC**                                        2,918,690
--------------------------------------------------------------------------------
                                                                      11,383,452
--------------------------------------------------------------------------------
Commercial Banks - 2.5%
   21,038,042     Banca Commerciale Italiana                          57,781,013
      313,679     Bankgesellschaft Berlin A.G.**                       7,745,601
    1,672,474     Bayerische Vereinsbank A.G.**                       99,601,072
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    47

                      JANUS WORLDWIDE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Banks - (continued)
      526,696     BG Bank A/S                                        $33,896,890
   10,795,404     Credito Italiano S.p.A.                             28,946,996
      142,078     Nordbanken A.B.**                                    4,461,160
    1,169,950     Uniao de Bancos Brasileiros S.A. (GDR)*             31,881,138
--------------------------------------------------------------------------------
                                                                     264,313,870
--------------------------------------------------------------------------------
Commercial Services - 1.0%
      530,475     Quintiles Transnational Corp.*                      38,459,438
      436,134     Sophus Berendsen A/S - Class B                      65,910,464
--------------------------------------------------------------------------------
                                                                     104,369,902
--------------------------------------------------------------------------------
Computer Services - 3.4%
      588,120     Atos S.A.*,**,#                                     65,698,181
    1,428,898     Cap Gemini S.A.**                                  113,695,462
    5,875,452     Capita Group PLC**                                  30,247,315
      182,263     Enator A.B.*,**                                      2,898,002
    1,946,797     Getronics N.V.**                                    64,300,618
    1,542,951     Logica PLC**                                        21,992,684
      255,519     Misys (Jersey)*,**                                   6,341,501
      894,317     Misys PLC**                                         22,532,695
    1,547,050     WM-Data A.B. - Class B**                            26,872,051
--------------------------------------------------------------------------------
                                                                     354,578,509
--------------------------------------------------------------------------------
Computer Software - 4.2%
      344,400     Dassault Systemes S.A. (ADR)                        10,332,000
    2,712,996     JBA Holdings PLC**,#                                42,992,047
      485,808     Merkantildata A.S.A.                                16,307,880
      591,900     Microsoft Corp.*                                    76,947,000
        2,752     NTT Data Corp.**,#                                 131,570,609
    3,253,000     Parametric Technology Co.*                         143,538,625
      472,415     SEMA Group PLC**                                    10,615,382
--------------------------------------------------------------------------------
                                                                     432,303,543
--------------------------------------------------------------------------------
Computers - Integrated Systems - 0.3%
    3,095,000     Fujitsu, Ltd.**                                     33,968,566
--------------------------------------------------------------------------------
Computers - Micro - 0.4%
      694,900     Compaq Computer Corp.*                              44,299,875
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 0.6%
    1,318,566     Rhone-Poulenc - Class A**                           57,612,442
--------------------------------------------------------------------------------
Diversified Financial Services - 0.2%
      137,153     Compagnie Bancaire S.A.**                           17,632,482
--------------------------------------------------------------------------------
Diversified Operations - 10.5%
    1,248,452     Amer Group, Ltd.#                                   26,093,617
       97,600     Barco N.V.                                          18,828,675
   43,636,870     First Pacific Co., Ltd.                             27,521,798
      158,500     General Electric Co. PLC**                          10,233,156
    1,965,065     Grupo Carso S.A. de C.V. - Series A1*               12,369,173
    9,606,179     Hays PLC**                                         112,760,211
    3,074,000     Hutchison Whampoa, Ltd.                             21,276,797
    1,283,375     Kinnevik A.B. - Class B**,#                         25,550,120
    2,698,843     Lagardere S.C.A.**                                  77,785,819
      870,293     Metra Oy - Class B                                  23,242,522
      386,925     Minnesota Mining and Manufacturing Co.              35,403,638
   60,657,830     Rentokil Initial PLC**                             244,121,076
   11,360,463     Siebe PLC**                                        218,126,627
      749,657     South African Breweries, Ltd.**,+                   19,938,884
    3,186,500     Swire Pacific Ltd. - Class A                        17,025,998
    3,150,508     TI Group PLC**                                      28,924,901
    7,724,018     Tomkins PLC**                                       39,634,362
    2,926,375     Westinghouse Electric Corp.*                        77,366,039
    8,474,600     Williams PLC**                                      50,875,583
--------------------------------------------------------------------------------
                                                                   1,087,078,996
--------------------------------------------------------------------------------
Drug Delivery Systems - 0.3%
      696,025     Elan Corp. PLC (ADR)*                              $34,714,247
--------------------------------------------------------------------------------
Electric - Integrated - 0.4%
      111,675     Cemig S.a. (adr)                                     4,439,081
      983,575     Companhia Paranaense de Energia-Copel (ADR)*        11,741,427
      131,225     Mosenergo (ADR)+                                     5,577,063
      696,948     Unified Energy System (GDR)*                        21,779,625
--------------------------------------------------------------------------------
                                                                      43,537,196
--------------------------------------------------------------------------------
Electric Products - 0.5%
    4,543,000     Hitachi, Ltd.**                                     34,940,336
      274,236     Siemens A.G.**                                      16,905,212
--------------------------------------------------------------------------------
                                                                      51,845,548
--------------------------------------------------------------------------------
Electronic Components - 5.9%
    3,874,885     Electrocomponents PLC**                             30,084,789
    3,315,788     Philips Electronics N.V.**                         259,696,915
    4,103,331     Philips Electronics N.V. - N.Y. Shares**           321,598,567
--------------------------------------------------------------------------------
                                                                     611,380,271
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 0.6%
      151,300     Analog Devices, Inc.*                                4,624,106
      511,525     Texas Instruments, Inc.                             54,573,323
--------------------------------------------------------------------------------
                                                                      59,197,429
--------------------------------------------------------------------------------
Electronic Parts Distributors - 0.4%
    5,629,249     Premier Farnell PLC**                               43,611,357
--------------------------------------------------------------------------------
Engineering - Research and Development - 0.2%
        8,485     Abb A.g.                                            11,089,430
       78,906     VA Technologie A.G.                                 14,023,871
--------------------------------------------------------------------------------
                                                                      25,113,301
--------------------------------------------------------------------------------
Film Processing - 0.1%
       60,973     Grand Optical Photoservice**                         9,840,784
--------------------------------------------------------------------------------
Finance - Consumer Loans - 0.9%
      660,575     SLM Holding Corp.                                   92,728,216
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 0.1%
      799,000     Nomura Securities Co., Ltd.**                        9,300,739
--------------------------------------------------------------------------------
Food - Catering - 0.6%
    6,190,527     Compass Group PLC**,+                               65,970,586
--------------------------------------------------------------------------------
Food - Dairy Products - 0.8%
    2,758,845     Koninklijke Nutricia Verenidge Bedrijven N.V.**     78,896,317
--------------------------------------------------------------------------------
Food - Diversified - 1.2%
    2,746,313     Grand Metropolitan PLC**                            24,776,473
      445,872     Raisio Group PLC*                                   48,234,823
    1,004,225     Sara Lee Corp.                                      51,341,003
--------------------------------------------------------------------------------
                                                                     124,352,299
--------------------------------------------------------------------------------
Food - Retail - 0.3%
       29,412     Carrefour S.A.**                                    15,380,395
      370,450     Disco S.A. (ADR)*                                   15,003,225
--------------------------------------------------------------------------------
                                                                      30,383,620
--------------------------------------------------------------------------------
Glass Products - 0.2%
    6,331,044     Pilkington PLC**                                    16,030,957
--------------------------------------------------------------------------------
Human Resources - 0.3%
      602,100     Manpower, Inc.                                      23,105,588
      559,095     Vedior N.V.**,+                                     11,494,629
--------------------------------------------------------------------------------
                                                                      34,600,217
--------------------------------------------------------------------------------
Investment Companies - 0.2%
      932,599     Corp. Financiera Reunida, S.A.                       5,004,315
      958,521     Investment AB Bure**                                11,718,603
--------------------------------------------------------------------------------
                                                                      16,722,918
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    48

                      JANUS WORLDWIDE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0%
      445,414     Amvescap PLC**                                      $2,939,752
--------------------------------------------------------------------------------
Life and Health Insurance - 1.1%
      174,204     Schweizerishe Lebensversicherungs-und
                   Rentenanstalt**                                   118,266,290
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.2%
      140,950     ASM Lithography Holding N.V. (ADR)*                 10,324,588
      840,621     Powerscreen International PLC**                      9,846,317
--------------------------------------------------------------------------------
                                                                      20,170,905
--------------------------------------------------------------------------------
Machinery - Pumps - 0%
       52,675     Pfeiffer Vacuum Technology A.G. (ADR)*,**            1,711,938
--------------------------------------------------------------------------------
Medical - Biomedical and Genetic - 0.3%
       16,011     Ares-Serono Group - Class B**                       30,384,972
--------------------------------------------------------------------------------
Medical - Drugs - 6.8%
      137,829     Altana A.G.**                                       10,033,962
    2,140,172     Astra A.B. - Class A**                              34,600,886
    1,327,375     Bristol-Myers Squibb Co.                           116,477,156
    2,201,947     Glaxo Wellcome PLC**                                45,564,770
       78,911     Novartis A.G.**                                    123,928,357
      679,100     Pfizer, Inc.                                        48,046,325
       16,439     Roche Holding A.G.**                               144,861,016
    4,507,510     SmithKline Beecham PLC**                            42,706,336
      694,500     SmithKline Beecham PLC (ADR)**                      33,075,563
    2,450,000     Takeda Chemical Industries**                        66,816,318
      256,975     Warner-Lambert Co.                                  36,795,608
--------------------------------------------------------------------------------
                                                                     702,906,297
--------------------------------------------------------------------------------
Medical - Wholesale Drug Distributors - 0.6%
      230,300     Cardinal Health, Inc.                               17,099,775
      377,152     Gehe A.G.**                                         19,721,489
    1,672,925     Grupo Casa Autrey S.A. de C.V. (ADR)#               28,648,841
--------------------------------------------------------------------------------
                                                                      65,470,105
--------------------------------------------------------------------------------
Medical Products - 0.3%
    1,442,410     Fresenius Medical Care A.G. (ADR)*,**               33,986,786
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 1.0%
    4,577,514     Assa Abloy A.B. - Class B**,#                      104,587,287
--------------------------------------------------------------------------------
Money Center Banks - 5.1%
      249,650     BankAmerica Corp.                                   17,849,975
      348,674     Banque Nationale de Paris**                         15,446,716
    2,401,677     Barclays PLC**                                      60,128,666
      338,021     Credit Suisse Group*,**                             47,748,003
    1,935,677     Deutsche Bank A.G.**                               126,859,432
    8,526,046     Lloyds TSB Group PLC**                             105,585,756
    1,426,000     Mitsubishi Trust & Banking Corp.**                  17,547,847
    4,642,000     Mitsui Trust & Banking Co., Ltd.**                  16,133,330
    1,141,557     Skandinaviska Enskilda Banken - Class A**           12,354,800
      117,666     Societe Generale*                                   16,149,330
    3,862,000     Sumitomo Trust & Banking Co., Ltd.**                29,445,858
       30,567     Ubs**                                               35,286,808
      325,804     Unidanmark A/S - Class A                            22,032,276
--------------------------------------------------------------------------------
                                                                     522,568,797
--------------------------------------------------------------------------------
Mortgage Banks - 1.0%
    1,777,707     Deutsche Pfandbrief & Hypothekenbank A.G.**        100,497,162
--------------------------------------------------------------------------------
Motorcycle and Motor Scooter Manufacturing - 0%
       53,707     Bajaj Auto, Ltd. (GDR)+                                915,696
--------------------------------------------------------------------------------
Multi-Line Insurance - 3.1%
      308,042     AGF (Assurances Generales de France)**             $16,242,207
      124,192     Allianz A.G.**                                      27,708,042
    2,096,997     Assicurazioni Generali                              46,899,078
       24,138     Baloise Holdings, Ltd.**                            43,560,849
    6,957,921     Royal & Sun Alliance Insurance Group PLC**          66,681,121
    1,047,929     Skandia Forsakrings A.B.**                          49,006,424
      173,181     Zurich Versicherungs-Gesellschaft                   71,684,059
--------------------------------------------------------------------------------
                                                                     321,781,780
--------------------------------------------------------------------------------
Networking Products - 1.4%
    1,706,600     Cisco Systems, Inc.*                               139,994,531
--------------------------------------------------------------------------------
Office Automation and Equipment - 0.2%
      143,522     Oce N.V.**                                          16,380,557
--------------------------------------------------------------------------------
Oil - Field Services - 1.2%
      219,350     Halliburton Co.                                     13,078,744
    1,222,450     Schlumberger Ltd.                                  106,964,375
--------------------------------------------------------------------------------
                                                                     120,043,119
--------------------------------------------------------------------------------
Oil - International Integrated - 0.3%
      254,833     Total S.A.**                                        28,334,272
--------------------------------------------------------------------------------
Oil and Gas Drilling - 2.5%
    1,913,657     Elf Aquitaine S.A.**                               237,377,053
      413,100     Transocean Offshore, Inc.                           22,307,400
--------------------------------------------------------------------------------
                                                                     259,684,453
--------------------------------------------------------------------------------
Oil Companies - Integrated - 1.0%
    2,634,537     British Petroleum Co. PLC**                         38,170,268
      264,400     Lukoil Holding (ADR)                                22,143,500
    1,320,350     YPF S.A. (ADR)                                      42,251,200
--------------------------------------------------------------------------------
                                                                     102,564,968
--------------------------------------------------------------------------------
Paper and Related Products - 0.2%
    4,471,300     Kimberly-Clark de Mexico, S.A. de C.V. - Class A    19,515,470
--------------------------------------------------------------------------------
Printers and Related Products - 0.3%
      619,425     Electronics for Imaging, Inc.*                      28,958,119
--------------------------------------------------------------------------------
Property and Casualty Insurance - 0.2%
    1,682,000     Tokio Marine & Fire Insurance Co.**                 16,782,237
--------------------------------------------------------------------------------
Publishing - Books - 1.6%
    3,539,374     Elsevier N.V.**                                     55,624,067
      863,203     Wolters Kluwer N.V.**                              106,036,562
--------------------------------------------------------------------------------
                                                                     161,660,629
--------------------------------------------------------------------------------
Publishing - Newspapers - 0.3%
    2,279,777     Pearson PLC**                                       29,436,777
--------------------------------------------------------------------------------
Real Estate Development - 0.3%
    3,077,000     Mitsui Fudosan Co., Ltd.**                          34,794,373
--------------------------------------------------------------------------------
Real Estate Investment and Management - 0.7%
    5,777,000     Mitsubishi Estate Co., Ltd.**                       73,011,045
--------------------------------------------------------------------------------
Recycling - 0.5%
    2,002,036     Tomra Systems A.S.A.#                               51,476,543
--------------------------------------------------------------------------------
Reinsurance - 0%
       51,949     Scor**                                               2,417,833
--------------------------------------------------------------------------------
Retail - Discount - 0.1%
    3,434,574     Cifra S.A. de C.V.                                   6,803,882
--------------------------------------------------------------------------------
Rubber - Tires - 0.8%
    1,699,709     Compagnie Generale des Etablissements
                   Michelin - Class B**                               87,376,765
--------------------------------------------------------------------------------
Security Services - 1.0%
      805,838     Prosegur, CIA de Seguridad S.A.                      9,036,295
    3,617,675     Securitas A.B. - Class B**,#                        96,674,659
--------------------------------------------------------------------------------
                                                                     105,710,954
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    49

                      JANUS WORLDWIDE FUND October 31, 1997

--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Special Purpose Banks - 0.8%
      268,842     Dexia Belgium (Credit Communal)+                   $29,377,053
      482,533     Dexia France**                                      48,538,014
--------------------------------------------------------------------------------
                                                                      77,915,067
--------------------------------------------------------------------------------
Telecommunication Equipment - 1.0%
      305,530     Alcatel Alsthom**                                   36,943,626
      631,126     Nokia Oy - Class A                                  55,206,877
       95,050     Northern Telecom Ltd.                                8,524,797
--------------------------------------------------------------------------------
                                                                     100,675,300
--------------------------------------------------------------------------------
Telecommunication Services - 1.6%
    8,036,000     China Telecom Ltd.*,+                               12,839,718
      368,171     Royal PTT Nederland N.V.**                          14,076,346
    1,795,099     Telefonaktiebolaget L.M. Ericsson - Class B         79,150,824
    1,343,392     Telefonaktiebolaget L.M. Ericsson (ADR)
                   - Class B                                          59,445,096
--------------------------------------------------------------------------------
                                                                     165,511,984
--------------------------------------------------------------------------------
Telephone - Integrated - 2.7%
      172,450     Nippon Telegraph & Telephone Corp.**               146,253,402
      930,300     Telecom Argentina Stet S.A. (ADR)                   23,548,219
    8,223,571     Telecom Italia S.p.A.                               51,526,554
      944,725     Telefonica de Argentina S.A. (ADR)                  26,570,391
    1,849,375     Telefonica del Peru S.A. (ADR)                      36,525,154
--------------------------------------------------------------------------------
                                                                     284,423,720
--------------------------------------------------------------------------------
Telephone - Local - 0.2%
      950,750     Cincinnati Bell, Inc.                               25,670,250
--------------------------------------------------------------------------------
Tobacco - 0%
       80,955     Souza Cruz S.A.                                        658,684
--------------------------------------------------------------------------------
Transportation - Services - 0.7%
      422,337     Koninklijke Nedlloyd Groep N.V.**                   12,556,581
    4,886,441     Stagecoach Holdings PLC**                           59,734,792
--------------------------------------------------------------------------------
                                                                      72,291,373
--------------------------------------------------------------------------------
Travel Services - 0.4%
       10,692     Kuoni Reisen A.G. - Class B**                       40,581,616
--------------------------------------------------------------------------------
Total Common Stock (cost $8,346,752,651)                           9,633,296,771
--------------------------------------------------------------------------------
Preferred Stock - 1.1%
--------------------------------------------------------------------------------
Automotive - Cars and Light Trucks - 0%
        2,787     Porsche A.G.**                                       4,104,835
--------------------------------------------------------------------------------
Brewery - 0.1%
   16,326,000     Companhia Cervejaria Brahma                         10,218,097
--------------------------------------------------------------------------------
Electric - Integrated - 0.2%
      606,000     Centrais Electricas de Santa Catarina S.A.             654,125
  549,378,000     Companhia Energetica de Minas Gerais                21,926,284
  137,500,000     Companhia Paranaense de Energia-Copel                2,191,269
--------------------------------------------------------------------------------
                                                                      24,771,678
--------------------------------------------------------------------------------
Oil Companies - Integrated - 0.2%
   93,322,000     Petroleo Brasileiro S.A.                            18,030,375
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.5%
1,056,990,000     Ericsson Telecomunicacoes S.A.                      31,159,849
      222,250     Oy Nokia Corp. (ADR) - Class A                      19,613,563
--------------------------------------------------------------------------------
                                                                      50,773,412
--------------------------------------------------------------------------------
Telephone - Integrated - 0.1%
       86,125     Telecomunicacoes Brasileiras S.A. (ADR)              8,741,687
--------------------------------------------------------------------------------
Total Preferred Stock (cost $127,757,428)                            116,640,084
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.7%
               Ford Motor Credit Corp.
 $100,000,000     5.57%, 11/4/97                                     $99,953,584
               General Electric Co.
   77,500,000     5.70%, 11/3/97                                      77,475,458
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $177,429,042)       177,429,042
--------------------------------------------------------------------------------
Time Deposit - 1.3%
  130,000,000     Sun Trust Bank, EDT
                   5.625%, 11/3/97 (cost $130,000,000)               130,000,000
--------------------------------------------------------------------------------
Warrants - 0%
      183,862     Rhone-Poulenc, exp. 11/5/01* (cost $31,081)            582,950
--------------------------------------------------------------------------------
Total Investments (total cost $8,781,970,202) - 97.1%             10,057,948,847
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.9%        300,276,191
--------------------------------------------------------------------------------
Net Assets - 100%                                                $10,358,225,038
--------------------------------------------------------------------------------

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    50

                      JANUS WORLDWIDE FUND October 31, 1997

                       Summary of Investments by Country
                                October 31, 1997

Country                    % of Investment Securities               Market Value
--------------------------------------------------------------------------------
Argentina                               1.1%                        $107,373,034
Austria                                 0.1%                          14,023,871
Belgium                                 0.5%                          48,205,728
Brazil                                  1.4%                         141,642,015
Denmark                                 1.5%                         149,489,117
Finland                                 1.7%                         172,391,401
France                                 11.2%                       1,126,987,100
Germany                                 7.4%                         745,810,482
Hong Kong                               0.8%                          78,664,310
India                                   0.3%                          30,176,110
Ireland                                 0.3%                          34,714,246
Italy                                   1.8%                         185,153,640
Japan                                   6.9%                         687,960,098
Luxembourg                              0.1%                           7,471,800
Mexico                                  1.6%                         157,815,629
Netherlands                            12.1%                       1,218,308,310
Norway                                  0.9%                          93,378,416
Peru                                    0.4%                          36,525,156
Russia                                  0.6%                          58,024,984
South Africa                            0.2%                          19,938,883
Spain                                   0.1%                          14,040,609
Sweden                                  7.1%                         714,564,111
Switzerland                             7.0%                         706,019,655
United Kingdom                         15.3%                       1,540,198,774
United States++                        19.6%                       1,969,071,368
--------------------------------------------------------------------------------
Total                                 100.0%                     $10,057,948,847
================================================================================
++Includes Short-Term Securities (16.5% excluding Short-Term Securities)

                           Forward Currency Contracts
                            Open at October 31, 1997

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold   Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 2/18/98             210,000,000     $350,091,000      ($9,427,950)
British Pound 2/19/98              65,000,000      108,355,000           130,000
Dutch Guilder 1/9/98               60,000,000       30,931,024         (848,296)
Dutch Guilder 2/18/98              60,000,000       30,999,742       (2,283,364)
Dutch Guilder 2/19/98             110,000,000       56,835,796       (2,701,938)
French Franc 11/28/97             200,000,000       34,618,847           621,892
French Franc 2/18/98              497,635,000       86,540,702       (6,281,379)
German Deutschemark 1/9/98         73,000,000       42,488,796       (1,292,408)
German Deutschemark 1/15/98        45,000,000       26,200,873         (463,056)
German Deutschemark 2/18/98           500,000          291,647          (21,829)
German Deutschemark 2/26/98        15,269,000        8,909,961         (441,298)
Japanese Yen 12/18/97           5,000,000,000       41,565,662         3,683,207
Japanese Yen 1/20/98            8,406,000,000       69,883,735         5,845,995
Japanese Yen 2/18/98           13,000,000,000      108,080,695         2,283,902
Japanese Yen 3/18/98           23,008,800,000      191,300,487         7,849,555
Japanese Yen 3/25/98            1,400,000,000       11,640,040           234,430
South African Rand 10/2/98         50,695,000        9,749,038         (133,143)
Swedish Krona 2/11/98             494,886,000       66,174,500       (3,084,643)
Swiss Franc 11/12/97                7,188,000        5,129,157            23,531
Swiss Franc 1/9/98                 20,000,000       14,362,657         (541,912)
Swiss Franc 2/19/98                75,000,000       54,089,139       (2,436,246)
--------------------------------------------------------------------------------
Total                                           $1,348,238,498      ($9,284,950)
================================================================================

See Notes to Schedules of Investments

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    51

                            STATEMENTS OF OPERATIONS

                                                                               Janus        Janus
For the fiscal year or period                        Janus        Janus        Equity       Growth       Janus
ended October 31, 1997                  Janus       Balanced    Enterprise     Income     and Income    Mercury
(all numbers in thousands)               Fund         Fund         Fund         Fund         Fund         Fund
----------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                              $ 114,720    $   7,377    $   1,116    $     373    $   4,227    $  11,744
Dividends                               194,040        3,297        1,630          599       13,712       12,874
Foreign Tax Withheld                    (9,185)        (114)         (98)         (18)        (162)        (711)
----------------------------------------------------------------------------------------------------------------
                                        299,575       10,560        2,648          954       17,777       23,907
----------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                         114,245        2,168        4,439          395        9,650       13,722
  Transfer agent fees and expenses       29,699          617        1,501          119        3,075        4,541
  Registration fees                         696          105           59           45          271           84
  Postage and mailing expenses            1,950           84          237           17          323          596
  Custodian fees                          3,653          102          143           69          214          396
  Printing expenses                       1,454           64          157           10          218          472
  Audit fees                                 47            7           15           12           13           20
  Trustees' fees and expenses               149            2            6            1           11           17
  Other expenses                            392           28           41           15           53          233
----------------------------------------------------------------------------------------------------------------
Total expenses                          152,285        3,177        6,598          683       13,828       20,081
----------------------------------------------------------------------------------------------------------------
Expense and fee offsets                 (2,284)         (72)        (184)         (16)        (280)        (473)
----------------------------------------------------------------------------------------------------------------
Net expenses                            150,001        3,105        6,414          667       13,548       19,608
----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)            149,574        7,455      (3,766)          287        4,229        4,299
----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
Net realized gain/(loss) from
 securities transactions              3,054,150       34,198       36,372        5,200      181,579      190,634
Net realized gain/(loss) from
 foreign currency transactions           56,189          285      (3,332)           52        4,401        7,603
Net realized gain/(loss) from
 futures contracts                           --           --           --           --           --          368
Change in net unrealized appreciation
 or depreciation of investments         495,474       17,621     (21,277)        6,343      241,318      116,617
----------------------------------------------------------------------------------------------------------------
Net gain/loss on investments          3,605,813       52,104       11,763       11,595      427,298      315,222
----------------------------------------------------------------------------------------------------------------
Net increase/decrease in net assets
 resulting from operations           $3,755,387    $  59,559    $   7,997    $  11,882    $ 431,527    $ 319,521
================================================================================================================

                            STATEMENTS OF OPERATIONS (Continued)

                                                                   Janus
For the fiscal year or period           Janus        Janus        Special      Janus        Janus        Janus
ended October 31, 1997                 Olympus      Overseas     Situations    Twenty      Venture     Worldwide
(all numbers in thousands)               Fund         Fund         Fund(1)      Fund         Fund         Fund
----------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                              $   2,917    $  12,180    $     266    $  12,043    $   9,649    $  28,799
Dividends                                 3,840       29,470        1,307       50,030        4,595      107,378
Foreign Tax Withheld                       (81)      (3,459)         (27)        (119)         (85)     (11,551)
----------------------------------------------------------------------------------------------------------------
                                          6,676       38,191        1,546       61,954       14,159      124,626
----------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                           3,801       14,050        1,090       32,876        9,406       51,016
  Transfer agent fees and expenses        1,095        4,042          337       10,695        2,653       14,974
  Registration fees                          71          958           99          544           47        2,788
  Postage and mailing expenses              150          335           59          922          277        1,051
  Custodian fees                            212        1,879           44          481          243        4,884
  Printing expenses                         109          224           39          750          209          402
  Audit fees                                 14           15            7           20           22           24
  Trustees' fees and expenses                 4           15            1           40           30           61
  Other expenses                             28           39           16          108           54           84
----------------------------------------------------------------------------------------------------------------
Total expenses                            5,484       21,557        1,692       46,436       12,941       75,284
----------------------------------------------------------------------------------------------------------------
Expense and fee offsets                   (165)        (359)         (37)      (1,069)        (292)      (1,453)
----------------------------------------------------------------------------------------------------------------
Net expenses                              5,319       21,198        1,655       45,367       12,649       73,831
----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)              1,357       16,993        (109)       16,587        1,510       50,795
----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
Net realized gain/(loss) from
 securities transactions                 34,073       73,757       17,956      758,804      192,999      560,139
Net realized gain/(loss) from
 foreign currency transactions            1,911       12,780          150      (2,850)        2,360       97,579
Net realized gain/(loss) from
 futures contracts                      (3,365)        (500)           --           --           --      (2,540)
Change in net unrealized appreciation
 or depreciation of investments          82,685      231,923       33,300      546,527     (52,099)      690,790
----------------------------------------------------------------------------------------------------------------
Net gain/loss on investments            115,304      317,960       51,406    1,302,481      143,260    1,345,968
----------------------------------------------------------------------------------------------------------------
Net increase/decrease in net assets
 resulting from operations            $ 116,661    $ 334,953    $  51,297   $1,319,068    $ 144,770   $1,396,763
================================================================================================================

An Explanation of the Statement of Operations
     This financial statement details the Funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.
     The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, the transfer agent fees, shareholder servicing expenses, printing and postage for mailing statements, financial reports, and prospectuses to investors.
     The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. This figure is affected by both changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                          Janus         Janus
As of October 31, 1997                                        Janus         Janus         Equity        Growth        Janus
(all numbers in thousands except                Janus        Balanced     Enterprise      Income      and Income     Mercury
net asset value per share)                       Fund          Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                          $15,676,629   $   314,443   $   413,685   $    64,283   $ 1,510,170   $ 1,679,802
==============================================================================================================================
Investments at value                         $19,146,227   $   347,244   $   548,660   $    71,785   $ 1,898,573   $ 1,970,245
Cash                                               5,312            --           583           577           616            57
Receivables:
  Investments sold                               512,931        15,029        10,497         2,628        45,700        37,438
  Fund shares sold                                21,306         1,461         3,804         1,641         7,229        12,085
  Dividends                                       12,184           351           416            63           590           979
  Interest                                            20         1,995            --             2            --            --
Other assets                                         150             1            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------
    Total Assets                              19,698,130       366,081       563,960        76,696     1,952,708     2,020,804
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Due to custodian                                    --           757            --            --            --            --
  Investments purchased                          559,059         3,866         9,561         1,945        59,354        40,280
  Fund shares repurchased                          9,214           192           466           178           814         1,789
  Advisory fees                                   10,979           225           360            46         1,088         1,186
  Transfer agent fees and expenses                 2,726            60            84            16           287           353
Accrued expenses                                   1,667           118           185            35           336           435
Forward currency contracts                        85,151           704         1,476           151         1,830         5,712
------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                            668,796         5,922        12,132         2,371        63,709        49,755
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                   $19,029,334   $   360,159   $   551,828   $    74,325   $ 1,888,999   $ 1,971,049
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                 648,151        21,530        17,881         5,317        75,342       105,674
==============================================================================================================================
Net Asset Value Per Share                    $     29.36   $     16.73   $     30.86   $     13.98   $     25.07   $     18.65
==============================================================================================================================

                                                                            Janus
As of October 31, 1997                           Janus        Janus        Special        Janus         Janus         Janus
(all numbers in thousands except                Olympus      Overseas     Situations      Twenty       Venture      Worldwide
net asset value per share)                       Fund          Fund         Fund(1)        Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                          $   499,991   $ 2,782,523   $   303,473   $ 4,790,615   $   959,038   $ 8,781,970
==============================================================================================================================
Investments at value                         $   618,244   $ 3,083,330   $   338,270   $ 5,945,356   $ 1,250,123   $10,057,949
Cash                                               3,505            --           525            --         1,537         1,013
Receivables:
  Investments sold                                24,992       144,966         2,342        26,077         3,668       467,613
  Fund shares sold                                 2,673        68,156         3,631        12,804         1,906        80,382
  Dividends                                          344         4,489            26         3,084           258        17,007
  Interest                                            --            36            --            --            --            20
Other assets                                          --             3             2            61            33            53
------------------------------------------------------------------------------------------------------------------------------
    Total Assets                                 649,758     3,300,980       344,796     5,987,382     1,257,525    10,624,037
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Due to custodian                                    --           864            --           928            --            --
  Investments purchased                           32,157        77,703         8,478       101,861         2,623       228,285
  Fund shares repurchased                            275         8,166           660         2,823           956        17,282
  Advisory fees                                      388         1,925           205         3,406           763         6,114
  Transfer agent fees and expenses                   109           511            50           999           203         1,702
Accrued expenses                                     107         1,136           128         1,007           200         3,144
Forward currency contracts                         1,071         5,478         1,498         5,288           439         9,285
------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                             34,107        95,783        11,019       116,312         5,184       265,812
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                   $   615,651   $ 3,205,197   $   333,777   $ 5,871,070   $ 1,252,341   $10,358,225
  Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                  33,441       178,699        23,704       167,001        21,284       258,645
==============================================================================================================================
Net Asset Value Per Share                    $     18.41   $     17.94   $     14.08   $     35.16   $     58.84   $     40.05
==============================================================================================================================

(1) Period from December 31, 1996 (inception) to October 31, 1997 See Notes to Financial Statements

An Explanation of the Statement of Assets and Liabilities
     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the fiscal period.
     The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned, and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid.
     There may be other assets and liabilities such as forward currency contracts.
     The last line of this schedule reports the Funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    52 and 53

                      STATEMENTS OF CHANGES IN NET ASSETS

For the fiscal year or                                                              Janus                           Janus
period ended October 31                             Janus                          Balanced                       Enterprise
(all numbers in thousands)                          Fund                             Fund                            Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                             1997            1996            1997            1996            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)            $    149,574    $    124,873    $      7,455    $      3,730    $    (3,766)    $   (4,643)
Net realized gain/(loss) from
 investment transactions                   3,110,339       1,668,694          34,483          18,941          33,040         36,335
Change in unrealized net appreciation
 or depreciation of investments              495,474         685,129          17,621           4,979        (21,277)         72,341
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                 3,755,387       2,478,696          59,559          27,650           7,997        104,033
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders from:
Net investment income*                     (120,830)        (70,555)         (6,418)         (2,801)              --             --
Net realized gain from
 investment transactions*                (1,689,077)       (581,254)        (19,020)         (7,702)        (30,151)       (30,845)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends
 and distributions                       (1,809,907)       (651,809)        (25,438)        (10,503)        (30,151)       (30,845)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                3,064,802       3,005,157         218,600         116,988         407,412        588,531
Reinvested dividends
 and distributions                         1,766,166         628,657          24,763          10,173          29,668         30,326
Shares repurchased                       (3,060,294)     (2,110,491)       (124,369)        (61,809)       (595,101)      (419,412)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions                1,770,674       1,523,323         118,994          65,352       (158,021)        199,445
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in
 net assets                                3,716,154       3,350,210         153,115          82,499       (180,175)        272,633
Net Assets:
Beginning of period                       15,313,180      11,962,970         207,044         124,545         732,003        459,370
-----------------------------------------------------------------------------------------------------------------------------------
End of Period                           $ 19,029,334    $ 15,313,180    $    360,159    $    207,044    $    551,828    $   732,003
===================================================================================================================================
Net Assets consist of:
Capital(par value and paid-in surplus)* $ 12,379,736    $ 10,609,062    $    291,100    $    172,106    $    382,952    $   546,012
Undistributed net investment income*         160,515         173,997           2,406           1,570              --             --
Undistributed net realized
 gain/(loss) from investments*             3,104,409       1,640,921          34,553          18,889          35,367         31,206
Unrealized appreciation of
 investments and foreign currency          3,384,674       2,889,200          32,100          14,479         133,509        154,785
-----------------------------------------------------------------------------------------------------------------------------------
                                        $ 19,029,334    $ 15,313,180    $    360,159    $    207,044    $    551,828    $   732,003
===================================================================================================================================
Transactions in Fund Shares:
Shares sold                                  114,499         120,626          14,343           8,113          13,843         19,462
Reinvested distributions                      71,795          27,285           1,721             733           1,027          1,105
-----------------------------------------------------------------------------------------------------------------------------------
Total                                        186,294         147,911          16,064           8,846          14,870         20,567
Shares repurchased                         (112,847)        (85,075)         (8,152)         (4,304)        (20,455)       (14,026)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                       73,447          62,836           7,912           4,542         (5,585)          6,541
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 beginning of period                         574,704         511,868          13,618           9,076          23,466         16,925
Shares outstanding
 end of period                               648,151         574,704          21,530          13,618          17,881         23,466
===================================================================================================================================
Purchases and Sales of
 Investment Securities:
 (excluding Short-Term Securities)
Purchases of Securities                 $ 23,008,189    $ 12,620,553    $    411,623    $    218,807    $    654,058    $   684,287
Proceeds from Sales of Securities         20,176,583      13,659,045         334,092         200,065         835,021        541,498
Purchases of Long-Term
 U.S. Government Obligations                      --          52,837          63,848          64,006              --             --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                      --         155,889          45,558          31,633              --             --
===================================================================================================================================

(1) Period from June 28, 1996 (inception) to October 31, 1996
(2) Period from December 29, 1995 (inception) to October 31, 1996
(3) Period from December 31, 1996 (inception) to October 31, 1997
*See Note 3 in Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                     Janus                          Janus                           Janus
For the fiscal year or                           Equity Income                Growth and Income                    Mercury
period ended October 31                              Fund                           Fund                             Fund
(all numbers in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                             1997          1996(1)           1997            1996            1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)            $        287    $        222    $      4,229    $      5,418    $      4,299    $     8,219
Net realized gain from
 investment transactions                       5,252             950         185,980          96,004         198,605        243,601
Change in unrealized net appreciation
 or depreciation of investments                6,343           1,010         241,318          64,283         116,617         31,715
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                    11,882           2,182         431,527         165,705         319,521        283,535
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders from:
Net investment income*                         (393)            (75)         (6,298)         (3,323)         (8,225)             --
Net realized gain from
 investment transactions*                      (992)              --        (97,951)        (73,130)       (250,204)      (182,852)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease from
 dividends and distributions                 (1,385)            (75)       (104,249)        (76,453)       (258,429)      (182,852)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                   81,250          40,622         906,848         495,936       1,157,958      1,232,319
Reinvested dividends
 and distributions                             1,306              68         101,813          74,420         252,800        176,985
Shares repurchased                          (49,157)        (12,368)       (480,123)       (209,388)     (1,503,151)    (1,028,405)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions                   33,399          28,322         528,538         360,968        (92,393)        380,899
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in
 net assets                                   43,896          30,429         855,816         450,220        (31,301)        481,582
Net Assets:
Beginning of period                           30,429              --       1,033,183         582,963       2,002,350      1,520,768
-----------------------------------------------------------------------------------------------------------------------------------
End of Period                           $     74,325    $     30,429    $  1,888,999    $  1,033,183    $  1,971,049    $ 2,002,350
===================================================================================================================================
Net Assets consist of:
Capital(par value and paid-in surplus)* $     61,722    $     28,322    $  1,317,911    $    789,372    $  1,488,013    $ 1,580,406
Undistributed net investment income*              87             119             823           5,340           5,512         15,395
Undistributed net realized
 gain from investments*                        5,163             978         183,694          93,217         192,788        238,429
Unrealized appreciation of
 investments and foreign currency              7,353           1,010         386,571         145,254         284,736        168,120
-----------------------------------------------------------------------------------------------------------------------------------
                                        $     74,325    $     30,429    $  1,888,999    $  1,033,183    $  1,971,049    $ 2,002,350
===================================================================================================================================
Transactions in Fund Shares:
Shares sold                                    6,443           3,793          40,425          26,416          65,228         70,853
Reinvested distributions                         115               6           5,245           4,445          15,284         11,034
-----------------------------------------------------------------------------------------------------------------------------------
Total                                          6,558           3,799          45,670          30,861          80,512         81,887
Shares repurchased                           (3,936)         (1,104)        (21,857)        (11,490)        (84,844)       (59,376)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                        2,622           2,695          23,813          19,371         (4,332)         22,511
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 beginning of period                           2,695              --          51,529          32,158         110,006         87,495
Shares outstanding
 end of period                                 5,317           2,695          75,342          51,529         105,674        110,006
===================================================================================================================================
Purchases and Sales
 of Investment Securities:
 (excluding Short-Term Securities)
Purchases of Securities                 $    108,410    $     51,005    $  2,032,309    $  1,415,291    $  2,839,050    $ 2,994,725
Proceeds from Sales of Securities             79,110          23,673       1,711,207       1,150,323       2,999,417      2,804,270
Purchases of Long-Term
 U.S. Government Obligations                   1,000              --              --              --              --             --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                   1,007              --              --              --              --             --
===================================================================================================================================

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the fiscal year or                            Janus                            Janus                   Janus
period ended October 31                          Olympus                          Overseas          Special Situations
(all numbers in thousands)                         Fund                             Fund                    Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                             1997          1996(2)           1997            1996          1997(3)
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)            $      1,357    $      3,766    $     16,993    $      2,438    $      (109)
Net realized gain from
 investment transactions                      32,619         (9,331)          86,037          14,966          18,106
Change in unrealized net appreciation
 or depreciation of investments               82,685          34,500         231,923          53,555          33,300
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                   116,661          28,935         334,953          70,959          51,297
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders from:
Net investment income*                       (3,648)              --         (2,552)         (1,175)              --
Net realized gain from
 investment transactions*                         --              --        (15,609)         (1,110)              --
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease from
 dividends and distributions                 (3,648)              --        (18,161)         (2,285)              --
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                  529,820         638,135       4,520,982         923,886         389,647
Reinvested dividends
 and distributions                             3,545              --          17,781           2,204              --
Shares repurchased                         (463,102)       (234,695)     (2,422,988)       (333,000)       (107,167)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions                   70,263         403,440       2,115,775         593,090         282,480
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in
 net assets                                  183,276         432,375       2,432,567         661,764         333,777
Net Assets:
Beginning of period                          432,375              --         772,630         110,866              --
-----------------------------------------------------------------------------------------------------------------------------------
End of Period                           $    615,651    $    432,375    $  3,205,197    $    772,630    $    333,777
===================================================================================================================================
Net Assets consist of:
Capital(par value and paid-in surplus)* $    473,702    $    403,440    $  2,807,706    $    691,931    $    282,480
Undistributed net investment income*           1,267           3,647          19,546           5,739              --
Undistributed net realized
 gain from investments*                       23,497         (9,212)          82,566          11,504          17,997
Unrealized appreciation of
 investments and foreign currency            117,185          34,500         295,379          63,456          33,300
-----------------------------------------------------------------------------------------------------------------------------------
                                        $    615,651    $    432,375    $  3,205,197    $    772,630    $    333,777
===================================================================================================================================
Transactions in Fund Shares:
Shares sold                                   33,016          45,233         262,026          66,683          32,037
Reinvested distributions                         242              --           1,181             183              --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                         33,258          45,233         263,207          66,866          32,037
Shares repurchased                          (28,918)        (16,132)       (136,692)        (24,253)         (8,333)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                        4,340          29,101         126,515          42,613          23,704
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 beginning of period                          29,101              --          52,184           9,571              --
Shares outstanding
 end of period                                33,441          29,101         178,699          52,184          23,704
===================================================================================================================================
Purchases and Sales
 of Investment Securities:
 (excluding Short-Term Securities)
Purchases of Securities                 $  1,202,420    $    866,966    $  3,322,515    $    621,472    $    488,802
Proceeds from Sales of Securities          1,107,630         525,025       1,331,836         210,188         217,384
Purchases of Long-Term
 U.S. Government Obligations                      --              --              --              --              --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                      --              --              --              --              --
===================================================================================================================================

An Explanation of the Statement of Changes in Net Assets
     This financial statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions, and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the Funds' net asset size to change during the period. Investors can use this information to determine if the Funds' growth was a result of operations or an increase in the number of shares being purchased.
     The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Funds' "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Funds' net assets. This is because the majority of Janus investors reinvest their distributions.
     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.
     The section titled "Net Assets Consist of" breaks down the components of the Funds' net assets. Since funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

See Notes to Financial Statements

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    54 and 55

For the fiscal year or                             Janus                           Janus                           Janus
period ended October 31                            Twenty                         Venture                        Worldwide
(all numbers in thousands)                          Fund                            Fund                            Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                             1997            1996           1997             1996            1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)              $   16,587      $   22,660      $    1,510      $  (6,056)      $   50,795     $   21,418
Net realized gain from
 investment transactions                     755,954         656,509         195,359         155,853         655,178        289,321
Change in unrealized net appreciation
 or depreciation of investments              546,527         152,559        (52,099)          10,400         690,790        374,380
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations                 1,319,068         831,728         144,770         160,197       1,396,763        685,119
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
 to Shareholders from:
Net investment income*                      (22,661)              --              --           (185)        (21,409)       (17,455)
Net realized gain from
 investment transactions*                  (663,308)       (524,809)       (155,029)       (218,108)       (285,338)       (71,145)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease from
 dividends and distributions               (685,969)       (524,809)       (155,029)       (218,293)       (306,747)       (88,600)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Shares sold                                2,010,346       1,058,035         179,080         142,893       7,204,484      2,938,234
Reinvested dividends and distributions       653,113         512,051         150,172         212,018         299,515         86,150
Shares repurchased                       (1,362,932)       (935,312)       (807,968)       (308,700)     (2,702,975)      (958,072)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from
 capital share transactions                1,300,527         634,774       (478,716)          46,211       4,801,024      2,066,312
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)
 in net assets                             1,933,626         941,693       (488,975)        (11,885)       5,891,040      2,662,831
Net Assets:
Beginning of period                        3,937,444       2,995,751       1,741,316       1,753,201       4,467,185      1,804,354
-----------------------------------------------------------------------------------------------------------------------------------
End of Period                             $5,871,070      $3,937,444      $1,252,341      $1,741,316     $10,358,225     $4,467,185
===================================================================================================================================
Net Assets consist of:
Capital(par value and paid-in surplus)*   $3,950,593      $2,650,066      $  766,715      $1,245,431      $8,391,943     $3,590,919
Undistributed net investment income*          16,568          46,083           3,432              --          69,045         64,560
Undistributed net realized
 gain from investments*                      754,451         638,364         191,545         153,138         630,141        235,401
Unrealized appreciation of
 investments and foreign currency          1,149,458         602,931         290,649         342,747       1,267,096        576,305
-----------------------------------------------------------------------------------------------------------------------------------
                                          $5,871,070      $3,937,444      $1,252,341      $1,741,316     $10,358,225     $4,467,185
===================================================================================================================================
Transactions in Fund Shares:
Shares sold                                   62,858          36,639           3,277           2,490         190,176         90,631
Reinvested distributions                      23,127          19,948           2,884           3,919           8,941          3,033
-----------------------------------------------------------------------------------------------------------------------------------
Total                                         85,985          56,587           6,161           6,409         199,117         93,664
Shares repurchased                          (42,422)        (32,594)        (15,340)         (5,399)        (69,584)       (29,807)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                       43,563          23,993         (9,179)           1,010         129,533         63,857
-----------------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period       123,438          99,445          30,463          29,453         129,112         65,255
Shares outstanding end of period             167,001         123,438          21,284          30,463         258,645        129,112
===================================================================================================================================
Purchases and Sale
 of Investment Securities:
 (excluding Short-Term Securities)
Purchases of Securities                   $5,967,189      $4,729,450      $1,754,415      $2,393,103     $10,485,393     $3,434,902
Proceeds from Sales of Securities          5,818,841       4,542,826       2,388,474       2,522,326       5,673,413      2,161,421
Purchases of Long-Term
 U.S. Government Obligations                      --              --              --              --              --             --
Proceeds from Sales of Long-Term
 U.S. Government Obligations                      --              --              --              --              --             --
===================================================================================================================================

*See Note 3 in Notes to Financial Statements

See Notes to Financial Statements

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    56

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout                                                         Janus Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $26.65          $23.37          $19.62          $20.81          $18.86
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                           .15             .31             .16             .17             .26
Net gains or (losses) on securities
 (both realized and unrealized)                                5.69            4.23            3.99           (.03)            2.88
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               5.84            4.54            4.15             .14            3.14
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.21)           (.13)           (.01)           (.39)           (.29)
Distributions (from capital gains)                           (2.92)          (1.13)           (.39)           (.94)           (.90)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (3.13)          (1.26)           (.40)          (1.33)          (1.19)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $29.36          $26.65          $23.37          $19.62          $20.81
===================================================================================================================================
Total return*                                                24.18%          20.31%          21.62%           0.75%          17.41%
===================================================================================================================================
Net assets, end of period (in thousands)                $19,029,334     $15,313,180     $11,962,970      $9,647,245      $9,098,000
Average net assets for the period (in thousands)        $17,515,216     $13,753,157     $10,559,806      $9,338,807      $7,335,871
Ratio of gross expenses to average net assets**(1)            0.87%           0.86%           0.87%              NA              NA
Ratio of net expenses to average net assets**(1)              0.86%           0.85%           0.86%           0.91%           0.92%
Ratio of net investment income to average net assets**        0.85%           0.91%           1.25%           1.12%           1.55%
Portfolio turnover rate**                                      132%            104%            118%            139%            127%
Average commission per share                                 $.0500          $.0558              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------


For a share outstanding throughout                                                    Janus Balanced Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.20          $13.72          $12.17          $12.23          $10.64
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                           .36             .33             .61             .27             .19
Net gains or (losses) on securities
 (both realized and unrealized)                                2.88            2.22            1.52           (.09)            1.56
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               3.24            2.55            2.13             .18            1.75
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.36)           (.26)           (.58)           (.24)           (.16)
Distributions (from capital gains)                           (1.35)           (.81)              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.71)          (1.07)           (.58)           (.24)           (.16)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $16.73          $15.20          $13.72          $12.17          $12.23
===================================================================================================================================
Total return*                                                23.38%          19.39%          18.26%           1.51%          16.54%
===================================================================================================================================
Net assets, end of period (in thousands)                   $360,159        $207,044        $124,545         $93,546         $72,547
Average net assets for the period (in thousands)           $283,220        $158,607        $107,259         $86,361         $43,522
Ratio of gross expenses to average net assets**(1)            1.12%           1.23%           1.35%              NA              NA
Ratio of net expenses to average net assets**(1)              1.10%           1.21%           1.32%           1.42%           1.70%
Ratio of net investment income/(loss)
 to average net assets**                                      2.63%           2.35%           2.52%           2.28%           2.15%
Portfolio turnover rate**                                      139%            151%            185%            167%            131%
Average commission per share                                 $.0468          $.0428              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout                                                   Janus Enterprise Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $31.19          $27.14          $24.43          $21.87          $17.09
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                     --              --             .52           (.06)             .04
Net gains or (losses) on securities
 (both realized and unrealized)                                 .95            5.85            3.09            3.18            4.76
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .95            5.85            3.61            3.12            4.80
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                           --              --           (.52)           (.02)           (.02)
Distributions (from capital gains)                           (1.28)          (1.80)           (.38)           (.54)              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.28)          (1.80)           (.90)           (.56)           (.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $30.86          $31.19          $27.14          $24.43          $21.87
===================================================================================================================================
Total return*                                                 3.31%          22.43%          15.46%          14.56%          28.09%
===================================================================================================================================
Net assets, end of period (in thousands)                   $551,828        $732,003        $459,370        $370,028        $239,334
Average  net assets for the period (in  thousands)         $613,784        $596,313        $407,791        $269,595        $188,345
Ratio of gross expenses to average net assets**(1)            1.07%           1.14%           1.26%              NA              NA
Ratio of net expenses to average net assets**(1)              1.04%           1.12%           1.23%           1.25%           1.36%
Ratio of net investment income/(loss)
 to average net assets**                                    (0.61%)         (0.78%)           0.02%         (0.32%)           0.14%
Portfolio turnover rate**                                      111%             93%            194%            193%            201%
Average commission per share                                 $.0360          $.0333              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

(1) See "Explanation of the Financial Highlights"
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    57

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout                                                Janus Growth and Income Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $20.05          $18.13          $14.69          $15.24          $12.95
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                           .01             .16             .11             .19             .14
Net gains or (losses) on securities
 (both realized and unrealized)                                6.98            4.01            3.43           (.31)            2.29
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               6.99            4.17            3.54           (.12)            2.43
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.11)           (.08)           (.10)           (.10)           (.14)
Distributions (from capital gains)                           (1.86)          (2.17)              --           (.33)              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (1.97)          (2.25)           (.10)           (.43)           (.14)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $25.07          $20.05          $18.13          $14.69          $15.24
===================================================================================================================================
Total return*                                                37.78%          25.56%          24.20%         (0.76%)          18.81%
===================================================================================================================================
Net assets, end of period (in thousands)                 $1,888,999      $1,033,183        $582,963        $489,942        $518,963
Average net assets for the period (in thousands)         $1,415,563        $773,343        $498,442        $499,831        $404,285
Ratio of gross expenses to average net assets**(3)            0.98%           1.05%           1.19%              NA              NA
Ratio of net expenses to average net assets**(3)              0.96%           1.03%           1.17%           1.22%           1.28%
Ratio of net investment income to average net assets**        0.30%           0.70%           1.11%           1.26%           1.13%
Portfolio turnover rate**                                      127%            153%            195%            123%            138%
Average commission per share                                 $.0588          $.0520              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout                                                    Janus Mercury Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994           1993(1)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $18.20          $17.38          $14.12          $11.70          $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  (.01)             .14             .16             .02           (.01)
Net gains or (losses) on securities
 (both realized and unrealized)                                2.82            2.74            3.37            2.40            1.71
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               2.81            2.88            3.53            2.42            1.70
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.08)              --           (.16)              --              --
Distributions (from capital gains)                           (2.28)          (2.06)           (.11)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.36)          (2.06)           (.27)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $18.65          $18.20          $17.38          $14.12          $11.70
===================================================================================================================================
Total return*                                                17.07%          18.18%          25.53%          20.68%          17.00%
===================================================================================================================================
Net assets, end of period (in thousands)                 $1,971,049      $2,002,350      $1,520,768        $596,330        $112,725
Average net assets for the period (in thousands)         $2,045,901      $1,838,593      $1,116,377        $257,726         $67,462
Ratio of gross expenses to average net assets**(3)            0.98%           1.02%           1.14%              NA              NA
Ratio of net expenses to average net assets**(3)              0.96%           1.00%           1.12%           1.33%           1.75%
Ratio of net investment income/(loss)
 to average net assets**                                      0.21%           0.45%           0.50%           0.25%         (0.40%)
Portfolio turnover rate**                                      157%            177%            201%            283%            151%
Average commission per share                                 $.0441          $.0383              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout                                            Janus Overseas Fund
each fiscal year or period ended October 31                   1997            1996            1995           1994(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $14.81          $11.58          $10.36          $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                    .04             .10             .12           (.02)
Net gains or (losses) on securities
 (both realized and unrealized)                                3.39            3.34            1.10             .38
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               3.43            3.44            1.22             .36
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.04)           (.11)              --              --
Distributions (from capital gains)                            (.26)           (.10)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.30)           (.21)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $17.94          $14.81          $11.58          $10.36
===================================================================================================================================
Total return*                                                23.56%          30.19%          11.78%           3.60%
===================================================================================================================================
Net assets, end of period (in thousands)                 $3,205,197        $772,630        $110,866         $64,065
Average net assets for the period (in  thousands)        $2,093,370        $335,098         $77,668         $36,645
Ratio of gross expenses to average net assets**(3)            1.03%           1.26%           1.76%              NA
Ratio of net expenses to average net assets**(3)              1.01%           1.23%           1.73%           2.16%
Ratio of net investment income/(loss)
 to average net assets**                                      0.81%           0.73%           0.36%         (0.64%)
Portfolio turnover rate**                                       72%             71%            188%            181%
Average commission per share                                 $.0329          $.0234              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from May 3, 1993 (inception) to October 31, 1993
(2) Fiscal period from May 2, 1994 (inception) to October 31, 1994
(3) See "Explanation of the Financial Highlights"
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods

See Notes to Financial Statements

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    58

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout                                                     Janus Twenty Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $31.90          $30.12          $24.24          $25.85          $22.75
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  (.09)             .37             .01             .16             .17
Net gains or (losses) on securities
 (both realized and unrealized)                                8.85            6.68            5.94          (1.07)            3.31
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               8.76            7.05            5.95           (.91)            3.48
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.18)              --           (.07)           (.25)           (.18)
Distributions (from capital gains)                           (5.32)          (5.27)              --           (.45)           (.20)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (5.50)          (5.27)           (.07)           (.70)           (.38)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $35.16          $31.90          $30.12          $24.24          $25.85
===================================================================================================================================
Total return*                                                31.65%          27.59%          24.67%         (3.52%)          15.39%
===================================================================================================================================
Net assets, end of period (in thousands)                 $5,871,070      $3,937,444      $2,995,751      $2,742,812      $3,748,796
Average net assets for the period (in thousands)         $4,989,616      $3,385,561      $2,716,278      $3,051,194      $3,545,727
Ratio of gross expenses to average net assets**(1)            0.93%           0.93%           1.00%              NA              NA
Ratio of net expenses to average net assets**(1)              0.91%           0.92%           0.99%           1.02%           1.05%
Ratio of net investment income to average net assets**        0.33%           0.67%           0.62%           0.57%           0.87%
Portfolio turnover rate**                                      123%            137%            147%            102%             99%
Average commission per share                                 $.0567          $.0571              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout                                                    Janus Venture Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $57.16          $59.53          $52.86          $53.25          $47.74
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                    .16              --             .05             .11             .66
Net gains or (losses) on securities
 (both realized and unrealized)                                6.80            5.09            9.49            4.40            6.72
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               6.96            5.09            9.54            4.51            7.38
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                           --           (.01)           (.03)           (.53)          (1.16)
Distributions (from capital gains)                           (5.28)          (7.45)          (2.84)          (4.37)           (.71)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (5.28)          (7.46)          (2.87)          (4.90)          (1.87)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $58.84          $57.16          $59.53          $52.86          $53.25
===================================================================================================================================
Total return*                                                13.38%           9.28%          19.24%           9.23%          15.76%
===================================================================================================================================
Net assets, end of period (in thousands)                 $1,252,341      $1,741,316      $1,753,201      $1,550,476      $1,836,657
Average net assets for the period (in thousands)         $1,379,145      $1,822,801      $1,612,514      $1,562,521      $1,792,532
Ratio of gross expenses to average net assets**(1)            0.94%           0.89%           0.92%              NA              NA
Ratio of net expenses to average net assets**(1)              0.92%           0.88%           0.91%           0.96%           0.97%
Ratio of net investment income/(loss)
 to average net assets**                                      0.11%         (0.33%)           0.29%           0.27%           1.29%
Portfolio turnover rate**                                      146%            136%            113%            114%            139%
Average commission per share                                 $.0391          $.0382              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout                                                   Janus Worldwide Fund
each fiscal year or period ended October 31                   1997            1996            1995            1994            1993
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $34.60          $27.65          $27.00          $24.16          $18.95
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income/(loss)                                  (.08)             .49             .81             .15             .14
Net gains or (losses) on securities
 (both realized and unrealized)                                7.73            7.79            1.39            3.34            5.29
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               7.65            8.28            2.20            3.49            5.43
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.15)           (.26)           (.54)           (.27)           (.22)
Distributions (from capital gains)                           (2.05)          (1.07)          (1.01)           (.38)              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (2.20)          (1.33)          (1.55)           (.65)           (.22)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $40.05          $34.60          $27.65          $27.00          $24.16
===================================================================================================================================
Total return*                                                23.34%          31.00%           8.89%          14.76%          28.79%
===================================================================================================================================
Net assets, end of period (in thousands)                $10,358,225      $4,467,185      $1,804,354      $1,587,120        $754,608
Average net assets for the period (in thousands)         $7,783,669      $2,953,495      $1,622,142      $1,244,194        $379,259
Ratio of gross expenses to average net assets**(1)            0.97%           1.02%           1.24%              NA              NA
Ratio of net expenses to average net assets**(1)              0.95%           1.01%           1.23%           1.12%           1.32%
Ratio of net investment income to average net assets**        0.65%           0.73%           0.99%           0.42%           0.92%
Portfolio turnover rate**                                       79%             80%            142%            158%            124%
Average commission per share                                 $.0561          $.0311              NA              NA              NA
-----------------------------------------------------------------------------------------------------------------------------------

(1) See "Explanation of the Financial Highlights"
* Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods.

See Notes to Financial Statements

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    59

                              FINANCIAL HIGHLIGHTS

                                                                                                                             Janus
                                                                     Janus                           Janus                  Special
                                                                 Equity Income                      Olympus               Situations
For a share outstanding throughout                                    Fund                            Fund                    Fund
each fiscal year or period ended October 31                   1997           1996(1)          1997           1996(2)         1997(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.29          $10.00          $14.86          $12.00          $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                           .09             .07             .04             .13              --
Net gains or (losses) on securities
 (both realized and unrealized)                                3.11            1.25            3.64            2.73            4.08
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               3.20            1.32            3.68            2.86            4.08
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions
Dividends (from net investment income)                        (.12)           (.03)           (.13)              --              --
Distributions (from capital gains)                            (.39)              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (.51)           (.03)           (.13)              --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $13.98          $11.29          $18.41          $14.86          $14.08
===================================================================================================================================
Total return*                                                29.46%          13.20%          24.98%          23.83%          40.80%
===================================================================================================================================
Net assets, end of period (in  thousands)                   $74,325         $30,429        $615,651        $432,375        $333,777
Average net assets for the period (in thousands)            $46,054         $21,424        $517,424        $276,006        $168,215
Ratio of gross expenses to average net assets**(4)            1.48%           1.79%           1.06%           1.17%           1.20%
Ratio of net expenses to average net assets**(4)              1.45%           1.71%           1.03%           1.15%           1.18%
Ratio of net investment income to average net assets**        0.62%           3.09%           0.26%           1.64%         (0.08%)
Portfolio turnover rate**                                      180%            325%            244%            303%            146%
Average commission per share                                 $.0437          $.0350          $.0496          $.0336          $.0417
-----------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period June 28, 1996 (inception) to October 31, 1996
(2) Fiscal period December 29, 1995 (inception) to October 31, 1996
(3) Fiscal period December 31, 1996 (inception) to October 31, 1997
(4) See "Explanation of the Financial Highlights"
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.
NA - Disclosure not applicable to prior periods.

An Explanation of the Financial Highlights
     This schedule provides a per-share breakdown of the components that affect the Funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios, and portfolio turnover rate.
     The first line in the table reflects the Funds' NAV per share at the beginning of the fiscal period. The next line reports the Funds' net investment income per share, which is comprised of dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.
     Also included in the Financial Highlights are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments, and the extent of foreign investments, which entail greater transaction costs.
     The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of brokerage commissions and uninvested cash balances earning interest or balance credits. The Statements of Operations reflect the total expenses before any offset, the amount of offset, and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.
     Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.
     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.
     The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.
     The last item in the table is the average commission rate per share. This number is derived by taking the agency commissions paid on equity securities trades (excluding Syndicate or IPO and principal trades amounts, but including foreign commissions) and dividing by the number of shares purchased. This is a requirement under SEC regulations but is not a meaningful representation of actual costs incurred.

See Notes to Financial Statements

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    60

                       NOTES TO SCHEDULES OF INVESTMENTS

 * Non-income-producing security
** A portion  of  this  security has been  segregated  by the custodian to cover segregation requirements on forward currency contracts.
+ Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
DEM - German Deutschemark
JPY - Japanese Yen
# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 1997:

                                                 Purchases                  Sales            Realized      Dividend    Market Value
                                            Shares        Cost       Shares        Cost     Gain/(Loss)     Income      at 10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Janus Fund
AGCO Corp.                                   100,000  $ 2,829,202   3,366,025  $73,038,762  $16,063,825   $   60,748             --
Associates First Capital Corp. - Class A     844,100   36,176,830   2,780,050  103,462,102   55,597,019    1,561,170   $147,158,262
Cadence Design Systems, Inc.               7,246,000  343,648,710          --           --           --           --    385,849,500
Computer Sciences Corp.                      360,000   28,695,793   2,979,325  219,739,163  (2,645,046)           --    172,773,602
Cytec Industries, Inc.                            --           --      77,875    2,272,774      870,541           --    168,222,844
Federal-Mogul Corp.                          942,475   33,417,613          --           --           --    1,317,564    142,271,543
Ikon Office Solutions, Inc.(1)               420,350   14,764,640   7,584,575  155,388,489   63,145,408      228,314             --
Meredith Corp.(2)                          2,093,650   52,050,185          --           --           --      371,319     71,314,953
Parametric Technology Corp.                7,239,925  334,224,743          --           --           --           --    348,355,844
Pioneer Natural Resources Co.              4,727,425  194,407,711          --           --           --      231,793    189,392,464
Robert Half International, Inc.(3)           897,350   32,881,894   2,210,917   58,553,468   44,640,002           --    100,769,212
Smith International, Inc.                  3,112,875  194,982,309          --           --           --           --    237,356,719
Triton Energy, Ltd.                           40,000    1,860,882   1,974,525   96,866,957 (16,749,675)           --             --
Unisource Worldwide, Inc.(4)                      --           --   3,582,112  140,623,848 (64,514,511)           --             --
Univision Communications, Inc.               813,400   28,168,547          --           --           --           --     56,869,500
UNUM Corp.(5)                                100,000    3,464,025   2,922,775  110,061,840   61,257,819    5,428,660    387,876,937
Wang Laboratories, Inc.                           --           --          --           --           --           --     49,140,625
Young Broadcasting Corp. - Class A                --           --     848,850   28,722,458  (2,036,826)           --     15,997,125
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1,301,573,084              988,729,861  155,628,556    9,199,568  2,473,349,130
-----------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
APS Holding Corp. - Class A                       --           --   1,000,000   21,028,843  (9,866,018)           --             --
Insignia Financial Group, Inc. - Class A          --           --     957,375    9,136,874    9,718,731           --     11,734,266
J.D. Wetherspoon PLC                              --           --     578,689    5,782,518    7,463,316      329,787     36,327,251
Petco Animal Supplies, Inc.(6)                    --           --     401,350   10,858,098      721,512           --     22,878,923
PizzaExpress PLC                                  --           --   1,168,196    7,269,065    4,116,021      220,108     30,466,761
PriCellular Corp. - Class A                       25          217     423,000    3,316,341    1,027,299           --     11,712,646
Trigen Energy Corp.                               --           --     606,000   12,262,489    1,663,907      108,629      9,382,125
-----------------------------------------------------------------------------------------------------------------------------------
                                                              217               69,654,228   14,844,768      658,524    122,501,972
-----------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Dime Community Bancorp, Inc.                      --           --          --           --           --       84,000     16,900,000
M.D.C. Holdings, Inc.                      1,303,000   11,796,240     725,000    6,050,374    1,292,099       89,250      7,787,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                       11,796,240                6,050,374    1,292,099      173,250     24,687,500
-----------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund
Abercrombie & Fitch Co. - Class A            191,500    3,679,108     435,500    9,196,235    (739,537)           --             --
IntelliQuest Information Group, Inc.         138,275    3,245,750     511,075   13,499,680  (2,797,672)           --             --
Ocean Rig A.S.A                            7,052,582   14,527,817          --           --           --           --     30,676,120
-----------------------------------------------------------------------------------------------------------------------------------
                                                       21,452,675               22,695,915  (3,537,209)           --     30,676,120
-----------------------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund
Corporate Family Solutions, Inc.             295,425    3,776,382          --           --           --           --      4,394,447
-----------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
Koninklijke Ahrend Groep N.V.(7)             896,496   25,928,052          --           --           --           --     29,887,465
Ortivus A.B.(8)                              317,217   12,037,829          --           --           --           --     11,020,033
-----------------------------------------------------------------------------------------------------------------------------------
                                                       37,965,881                       --           --           --     40,907,498
-----------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
ITEQ, Inc.(9)                                927,800    8,605,171      50,000      351,000      347,977           --     10,972,500
-----------------------------------------------------------------------------------------------------------------------------------

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    61

                       NOTES TO SCHEDULES OF INVESTMENTS

                                                 Purchases                  Sales            Realized      Dividend    Market Value
                                            Shares        Cost       Shares        Cost     Gain/(Loss)     Income      at 10/31/97
-----------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
Danka Business Systems PLC (ADR)              40,150  $ 1,761,906   3,118,825 $108,036,174  ($ 738,922)   $  503,776             --
UAL Corp.                                    501,400   33,601,209   1,595,375   78,916,479   14,672,720           --   $322,427,141
-----------------------------------------------------------------------------------------------------------------------------------
                                                       35,363,115              186,952,653   13,933,798      503,776    322,427,141
-----------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Analysts International Corp.                      --           --     840,000    6,898,275   13,444,579       74,943             --
APS Holding Corp. - Class A                       --           --   1,057,500   21,009,469 (12,137,011)           --             --
Biopsys Medical, Inc.                         80,000    2,140,195     569,700    9,550,053    5,685,745           --             --
Coinmach Laundry Corp.                        72,400    1,354,053     600,000    9,061,260    1,181,211           --             --
CommNet Cellular, Inc.                            --           --     800,000   21,471,749    (149,777)           --             --
Community Financial Corp.                    193,025    2,979,936          --           --           --       27,024      3,281,425
Computer Learning Centers, Inc.(10)           22,500      401,550     250,000    5,153,058    3,096,768           --     14,706,250
Culligan Water Technologies, Inc.            247,200    9,299,311   1,282,900   43,114,127    7,472,787           --             --
Dayton Superior Corp.                          2,800       33,306     302,800    4,010,219    (909,757)           --             --
DepoTech Corp.                                    --           --     600,000   12,757,359  (4,483,149)           --             --
Doral Financial Corp.(11)                    242,400    3,249,550          --           --           --      169,906     13,151,100
Educational Medical, Inc.                     35,000      377,188     625,000    6,286,878  (1,017,491)           --             --
Eurobike A.G                                  70,202    1,769,110     327,386    7,398,487    1,504,300       54,392             --
Family Golf Centers, Inc.                    114,925    3,481,138     686,025   19,095,545  (2,646,514)           --             --
First Bergen Bancorp                         192,125    2,579,339          --           --           --       17,288      3,698,406
Gildemeister Italiana                             --           --   2,277,688    8,253,259  (1,304,388)           --             --
J. P. Foodservice, Inc.                    1,236,800   28,075,449   1,715,350   35,747,715   10,301,891           --     14,371,875
Labor Ready, Inc.                            216,000    3,170,868     695,175   11,715,926  (5,752,961)           --             --
Littelfuse, Inc.                              57,000    2,535,503     438,925   12,789,265    7,785,905           --     11,025,000
Medallion Financial Corp.                     58,125      833,959     449,950    5,824,044    1,650,619      201,647             --
Minerals Technologies, Inc.                       --           --   1,232,845   33,347,122   11,924,875       54,162             --
O'Reilly Automotive, Inc.                     50,000    1,755,352     742,500   23,556,204    (255,805)           --             --
Papa John's International, Inc.(12)          248,012    7,965,582   1,388,932   29,607,513    7,979,222           --     13,682,264
Premier Parks, Inc.                          122,675    3,794,078     492,075   12,806,145    2,522,255           --     14,000,000
PriCellular Corp. - Class A                       --           --   1,539,543   13,262,386       56,204           --             --
Prosource, Inc.                              350,000    4,823,750     350,000    4,823,750  (1,621,588)           --             --
Recycling Industries, Inc.                        --           --   1,354,000    5,585,250  (4,123,455)           --             --
South Street Financial Corp.                 245,000    3,799,664          --           --           --       57,500      4,287,500
Southern Electronics Corp.                   385,000    7,186,560          --           --           --           --      6,352,500
Styling Technology Corp.                     250,000    2,571,880     250,000    2,571,880      241,776           --             --
UTI Energy Corp.(13)                         350,000   13,037,164          --           --           --           --     15,618,750
Wisconsin Central Transportation Corp.            --           --   2,828,000   18,917,587   83,076,000           --     15,562,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                      107,214,485              384,614,525  123,522,241      656,862    129,737,570
-----------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Amer Group, Ltd.                             781,488   15,474,078     237,443    6,048,050  (1,094,690)           --     26,093,617
Assa-Abloy A.B. - Class B                  1,714,864   27,993,747          --           --           --           --    104,587,287
Atos S.A.(14)                                287,719   31,437,491      54,660    3,947,139    3,041,281           --     65,698,181
CanWest Global Communications Corp.               --           --     874,425    8,452,775    5,509,798       66,486             --
Grupo Casa Autrey S.A. de C.V. (ADR)         615,975   12,572,774          --           --           --      289,081     28,648,841
Indian Hotels Co., Ltd. (GDR)                     --           --     321,010    8,873,347  (1,755,165)       23,791             --
JBA Holdings, PLC                                 --           --          --           --           --      288,222     42,992,047
Kinnevik A.B. - Class B                           --           --   1,238,519   25,359,330    7,868,041           --     25,550,120
NTT Data Corp.                                   755   20,759,472          --           --           --      946,178    131,570,609
SAS Norske ASA - Class B                   2,327,511   25,333,017     809,094    8,756,606    4,472,320           --     25,593,993
Securitas A.B. - Class B                          --           --       3,149       33,052       50,609    1,115,347     96,674,659
Tomra Systems A.S.A                          723,146   13,869,297          --           --           --       84,752     51,476,543
-----------------------------------------------------------------------------------------------------------------------------------
                                                      147,439,876               61,470,299   18,092,194    2,813,857    598,885,897
-----------------------------------------------------------------------------------------------------------------------------------

 (1) Name change from Alco Standard Corp. effective 1/27/97
 (2) Adjusted for 2-for-1 stock split 3/18/97
 (3) Adjusted for 3-for-2 stock split 9/29/97
 (4) Spin-off from Alco Standard Corp. on a 1-for-2 basis 1/2/97
 (5) Adjusted for 2-for-1 stock split 3/18/97
 (6) Merged with Pet Food Warehouse, Inc. at a ratio of .2174 to 1 effective 1/2/97
 (7) Adjusted for 2-for-1 stock split 3/18/97
 (8) Name change from Medical Invest Svenska A.B. effective 6/4/97
 (9) Name change from Air-Cure Technologies, Inc. effective 3/10/97
(10) Adjusted for 3-for-2 stock split 4/15/97
(11) Name change from First Financial Caribbean Corp. effective 9/23/97
(12) Adjusted for 3-for-2 stock split 11/25/96
(13) Adjusted for 3-for-1 stock split 9/8/97
(14) Name change from Axime S.A. following merger with Sligos S.A. effective 6/30/97

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    62

                         NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies
     Janus  Investment  Fund (the  "Trust") is registered  under the  Investment
Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Twelve series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise, Janus Olympus, Janus Special Situations and Janus Twenty Funds, which are nondiversified. Janus Special Situations Fund began operations on December 31, 1996. Organization costs were borne by Janus Capital Corporation ("Janus Capital").
     The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers, making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts
     The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.
     Forward currency contracts held by the Funds are fully collateralized by other securities which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
     Currency gain and loss is also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.
     Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.
     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
     The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions and Expenses
     Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly and capital gains (if any) are distributed annually. The remaining nine Equity Funds declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    63

                         NOTES TO FINANCIAL STATEMENTS

2. Investment Advisory Agreement and Other Transactions with Affiliates
     The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended October 31, 1997. Each of the Funds was subject to the following schedule:

                     Average Daily Net             Annual Rate
--------------------------------------------------------------------------------
Fee Schedule         Assets of Fund             Percentage (%)
Equity Funds         First $300 Million                   .75
                     Next $200 Million                    .70
                     Over $500 Million                    .65
--------------------------------------------------------------------------------
     Effective July 1, 1997, Janus Capital reduced the advisory fee on the first $30 million of average daily net assets from 1.00% to .75%
     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund, plus $4.00 per shareholder account (excluding Janus and Janus Venture Funds) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).
     Officers and certain trustees of the Funds are also officers and/ or directors of Janus Capital; however, they receive no compensation from the Funds.
     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced, and the net fees paid to DST for the year or period ended October 31, 1997, are noted below.

                             DST Securities, Inc.     Fund
                                 Commissions         Expense
                                     Paid*          Reduction*        DST Fees
--------------------------------------------------------------------------------
Janus Fund                        $1,118,869         $839,152        $3,114,521
--------------------------------------------------------------------------------
Janus Balanced Fund                    2,636            1,977            97,377
--------------------------------------------------------------------------------
Janus Enterprise Fund                 33,551           28,388           272,667
--------------------------------------------------------------------------------
Janus Equity Income Fund               1,920            1,440            28,486
--------------------------------------------------------------------------------
Janus Growth and Income Fund          76,575           57,431           340,207
--------------------------------------------------------------------------------
Janus Mercury Fund                    95,033           71,275           753,105
--------------------------------------------------------------------------------
Janus Olympus Fund                     5,922            4,442           188,227
--------------------------------------------------------------------------------
Janus Overseas Fund                   15,169           11,377           325,776
--------------------------------------------------------------------------------
Janus Special Situations Fund          7,855            5,892            50,737
--------------------------------------------------------------------------------
Janus Twenty Fund                    177,408          133,056         1,037,071
--------------------------------------------------------------------------------
Janus Venture Fund                    51,096           38,322           359,106
--------------------------------------------------------------------------------
Janus Worldwide Fund                 177,943          133,457           975,514
--------------------------------------------------------------------------------
* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3. Federal Income Tax
     Net investment income distributions and capital gains distri- butions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses, and capital loss carryforwards. Permanent items identified in the period ended October 31, 1997, have been reclassified among the components of net assets as follows:

                                Undistributed   Undistributed
                                Net Investment   Net Realized         Paid-In
                                    Income     Gains and Losses       Capital
--------------------------------------------------------------------------------
Janus Fund                     ($42,225,405)     $ 42,225,405                --
--------------------------------------------------------------------------------
Janus Balanced Fund                (201,266)          201,266                --
--------------------------------------------------------------------------------
Janus Enterprise Fund              3,765,581        1,271,555      ($5,037,136)
--------------------------------------------------------------------------------
Janus Equity Income Fund              74,539         (74,539)                --
--------------------------------------------------------------------------------
Janus Growth and Income Fund     (2,447,789)        2,447,789                --
--------------------------------------------------------------------------------
Janus Mercury Fund               (5,957,088)        5,957,088                --
--------------------------------------------------------------------------------
Janus Olympus Fund                  (90,633)           90,633                --
--------------------------------------------------------------------------------
Janus Overseas Fund                (634,629)          634,629                --
--------------------------------------------------------------------------------
Janus Special Situations Fund        108,450        (108,450)                --
--------------------------------------------------------------------------------
Janus Twenty Fund               (23,440,912)       23,440,912                --
--------------------------------------------------------------------------------
Janus Venture Fund                 1,921,756      (1,921,756)                --
--------------------------------------------------------------------------------
Janus Worldwide Fund            (24,901,680)       24,901,680                --
--------------------------------------------------------------------------------

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    64

                         NOTES TO FINANCIAL HIGHLIGHTS

     The funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.
     There were no net capital loss carryovers as of October 31, 1997. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 1997, are as follows:

                            at October 31, 1997                          at October 31, 1997
                            -------------------   ------------------------------------------------------------------
                                                                                                            Net
                             Net Capital Loss     Federal Tax       Unrealized        Unrealized       Appreciation/
                                Carryovers           Cost          Appreciation     (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------------------------------------------
Janus Fund                             --      $15,695,219,630    $3,781,114,698    ($330,107,535)    $3,451,007,163
--------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund                    --          314,444,013        36,048,560       (3,248,107)        32,800,453
--------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                  --          414,269,117       142,901,841       (8,511,284)       134,390,557
--------------------------------------------------------------------------------------------------------------------
Janus Equity Income Fund               --           64,282,664         8,970,867       (1,468,258)         7,502,609
--------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund           --        1,510,817,041       401,906,479      (14,150,971)       387,755,508
--------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund                     --        1,682,759,015       339,972,243      (52,486,264)       287,485,979
--------------------------------------------------------------------------------------------------------------------
Janus Olympus Fund                     --          502,314,411       132,490,235      (16,561,051)       115,929,184
--------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund                    --        2,784,955,022       433,008,914     (134,633,780)       298,375,134
--------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund          --          303,640,129        41,628,724       (6,998,495)        34,630,229
--------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund                      --        4,791,101,642     1,264,440,052     (110,185,933)     1,154,254,119
--------------------------------------------------------------------------------------------------------------------
Janus Venture Fund                     --          959,127,235       306,135,852      (15,139,901)       290,995,951
--------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund                   --        8,789,965,733     1,643,029,892     (375,046,778)     1,267,983,114
--------------------------------------------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Janus Investment Fund

In our opinion, the accompanying Statements of Assets and Liabilities, including the Schedules of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Equity Income Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund (12 of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 1997, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997, by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

/s/Price Waterhouse LLP

Denver, Colorado
December 2, 1997

          JANUS EQUITY FUNDS   OCTOBER 31, 1997   ANNUAL REPORT    65

[Logo]    JANUS

100 Fillmore Street
Denver, Colorado 80206-4923
1-800-525-3713
Funds distributed by Janus Distributors, Inc. Member NASD.

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